As filed with the Securities and Exchange Commission on April 21, 2026

File No. 333-292334

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

PRE-EFFECTIVE AMENDMENT NO.    ☐

POST-EFFECTIVE AMENDMENT NO.  4 ☒

(Check Appropriate Box or Boxes)

Empower Annuity Insurance Company of America

(Name of Insurance Company)

8515 E Orchard Road

Greenwood Village, Colorado 80111

(Address of Insurance Company’s Principal Executive Offices)

(205)286-1000

(Insurance Company’s Telephone Number, including Area Code)

BRANDON J. CAGE, Esquire

Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama, 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

THOMAS E. BISSET, Esquire

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, D.C. 20001-3980

It is proposed that this filing will become effective (check appropriate box):

☐  Immediately upon filing pursuant to paragraph (b)

☒ On (May 1, 2026) pursuant to paragraph (b)

☐  80 days after filing pursuant to paragraph (a)(1)

☐  On (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”)

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration or amendment thereto within 3 years preceding this filing)

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☒ Insurance Company relying on Rule 12h-7 under the Exchange Act

☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

PROSPECTUS May 1, 2026 Great-West Capital ChoiceTM	Issued by Empower Annuity Insurance Company of America P.O. Box 1854, Birmingham, Alabama 35201-1854 Telephone: 1-877-723-8723

This Prospectus describes the Great-West Capital ChoiceTM individual single premium deferred registered index-linked annuity contract (the "Contract") issued by Empower Annuity Insurance Company of America (the "Company"). The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes, is not a short-term investment, and is not appropriate for an investor who needs ready access to cash. The Contract is no longer available for purchase.

This Prospectus sets forth a description of all material features about the Contract that a prospective investor should know. This Prospectus also describes all material state variations to the Contract. Information about certain investment products, including indexed annuities, has been prepared by the Securities and Exchange Commission ("SEC") staff and is available at Investor.gov.

You may allocate your Contract Value to one or more of the index-linked Investment Options (each a Strategy) that provide a rate of return (Strategy Credits), positive, negative, or zero, based on the performance of one or more indices (each a Reference Index) over a period of time. No Purchase Payments beyond the initial Purchase Payment are accepted. See APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT for information about the available Strategies.

The Contract is a complex investment and involves risks, including potential loss of principal.

Each Strategy provides the potential for limited investment gains and limited protection against investment losses (collectively "Crediting Factors"). We offer Crediting Factors in the form of a Cap and Buffer, or a Cap and Floor. When calculating a positive rate of return, the Cap is the maximum percentage of positive Index Performance that we will credit to a Strategy. When calculating a negative rate of return, the Buffer establishes the amount of negative Index Performance that we will absorb, and the Floor is maximum amount of negative Index Performance that we will credit to a Strategy. A Strategy with a 0% floor will not be credited with negative Index Performance regardless of the amount of the negative Index Performance. However, deduction of applicable Contract fees and charges or the application of the MVA may result in a reduction of your Surrender Value below the amount of your investment.

We currently offer indexed options with Floors of 0%, -2.5%, -5%, -7.5%, and -10%, and a Buffer of -10%. If there is poor performance, the maximum amount of percentage loss you could lose is 0% to 10% of your investment in an index option with a Floor during a Term, taking into account the Floor protection, and you could lose 90% of your investment in an index option with a Buffer during a Term, taking into account the Buffer protection.

We limit the amount an investor can earn on a particular Strategy through a Cap. The Cap's lowest limit on positive Index Performance that may be established is 1.5%. We will never offer a Strategy with a Cap below 1.5%.

We currently offer Strategies which are the combination of a selected Reference Index and a Crediting Factor. We reserve the right to change or discontinue a Reference Index for renewal Terms, but we guarantee the Floors and Buffer available at the time you purchased your Contract and include: (i) a 0% Floor, (ii) a Floor from -2.5% to -10%, and (iii) a Buffer of -10% will be available for each Reference Index, including any substituted Reference Index, for the life of your Contract.

If you take a withdrawal or surrender the Contract, we will apply a Market Value Adjustment (MVA) and, if applicable, a Withdrawal Charge, Premium Taxes, and tax penalties, which may reduce the amount you receive and could result in loss of principal and previously credited interest. Because of the MVA, we may increase or decrease the amount of proceeds payable to you from withdrawals from the Strategies. The MVA applies to the amount withdrawn or surrendered in excess of the Free Annual Withdrawal Amount. Application of the MVA to a withdrawal or a surrender that exceeds the Free Annual Withdrawal Amount could reduce the Contract Value to less than the amount protected by any applicable Buffer(s) or Floor(s).

During the first six (6) years after we issue the Contract, amounts withdrawn or surrendered from the Contract in excess of the Free Annual Withdrawal Amount are subject to a Withdrawal Charge and any applicable Premium Tax, in addition to the MVA. The Withdrawal Charge starts as 7% of the amount withdrawn or surrendered (adjusted for the MVA) in excess of the Free Annual Withdrawal Amount and that percentage decreases each year to zero in the seventh year after we issue the Contract. The MVA may increase, decrease, or have no effect on the amount withdrawn to satisfy the withdrawal Request. If the MVA increases the proceeds payable upon withdrawal and the Withdrawal Charge applies, the amount of the Withdrawal Charge would be higher as a result of the MVA. In extreme circumstances, the maximum percentage amount of potential loss resulting from an MVA decrease can be 90%.

The Company's obligations under the Contract are subject to its financial strength and claims-paying ability.

Please read this Prospectus carefully. You should keep a copy for future reference. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal and previously credited interest.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. The Contracts are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SPECIAL TERMS	4
OVERVIEW OF THE CONTRACT	8
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	10
FEE TABLE	15
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	16
THE COMPANY AND INVESTMENT OPTIONS	18
Empower Annuity Insurance Company of America	18
Index-Linked Options	19
Strategies	19
Downside Protection	19
Upside Limits	20
Strategy Term	20
Strategy Value	21
Index Crediting Methodology	21
Strategy Credits on a Date Other Than a Contract Anniversary	21
Bar Charts	21
Strategy Base and Strategy Value	24
Reference Indices	25
The "Non-Unitized" Separate Account	26
DESCRIPTION OF THE CONTRACT	26
The Contract	26
Use of the Contract in Qualified Plans	26
Parties to the Contract	27
Owner	27
Beneficiary	27
Annuitant	28
Payee	28
Issuance of a Contract	28
Purchase Payments	29
Right to Cancel	29
Allocation of Your Purchase Payment	29
Strategy Transfers and Renewals	30
Restrictions on Transfers During a Strategy Term	30
Renewal or Transfer of Strategy Value on a Contract Anniversary	30
Withdrawals and Surrenders	30
Partial Withdrawals	31
Surrenders	31
Requests	31
How Withdrawals are taken from your Contract Value	31
Calculating Amounts Associated with a Withdrawal	32
Effect of a Withdrawal	32
Withdrawal and Surrender Restrictions	32
THE GENERAL ACCOUNT	32
DEATH BENEFIT	33
Payment of the Death Benefit	33
Continuation of the Contract by a Surviving Spouse	34
Death of Owner	34
Death of Owner or Annuitant During the Payment Period	34
Death of Owner Who Is Not the Annuitant During the Accumulation Period	34
Death of Owner Who Is the Annuitant	35
If Owner/Annuitant Dies After Annuity Commencement Date	35
Contingent Annuitant	35
Selecting a Death Benefit	35
Escheatment of Death Benefit	36
OTHER OPTIONAL BENEFITS	36
Rebalancer Option	36
SUSPENSION OR DELAY IN PAYMENTS	36
SUSPENSION OF CONTRACTS	37
CHARGES AND ADJUSTMENTS	37
Contract Fee	37
Market Value Adjustment	37
Interest MVA Term	37
Market Value Adjustment Formula	38
Waiver of MVA	40
Withdrawal Charge	40
General	40
Calculating the Withdrawal Charge	40
Free Annual Withdrawal Amount	41
Hardship Waivers	41
Nursing Home or Hospital Waiver	41
Terminal Illness Waiver	41
Surrenders	42
Premium Taxes	42
Other Information	42
ANNUITY PAYMENTS	42
Annuity Commencement Date	42
Changing the Annuity Date	43
Terms of Income Payments	43
Annuity Income Payments	43
Fixed Income Payments	43
Election of an Annuity Payment Option	43
If you do not specify an Annuity Payment Option in your application, the default payment option will be Option 1 — Life Annuity. You may change this payment option any time before payments begin on the Annuity Commencement Date.	43
Annuity Payment Options	44
Death of Annuitant or Owner After Annuity Date	44
FEDERAL TAX MATTERS	45
Introduction	45

TAXATION OF ANNUITIES IN GENERAL	45
Tax Deferral During Accumulation Period	45
Nonnatural Owner	45
Delayed Annuity Dates	45
Taxation of Withdrawals and Surrenders	45
Taxation of Annuity Payments	46
Taxation of Death Benefit Proceeds	46
Assignments, Pledges, and Gratuitous Transfers	47
Additional Tax on Premature Distributions	47
Aggregation of Contracts	47
Exchanges of Annuity Contracts	47
Medicare Hospital Insurance Tax on Certain Distributions	48
Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons	48
QUALIFIED RETIREMENT PLANS	48
In General	48
Required Minimum Distributions	48
Additional Tax on Premature Distributions	50
Other Considerations	50
Individual Retirement Accounts and Annuities	50
Roth IRAs	50
IRA to IRA Rollovers and Transfers	51
FEDERAL INCOME TAX WITHHOLDING	51
In General	51
Nonresident Aliens and Foreign Corporations	51
FATCA Withholding	51
GENERAL MATTERS	52
Error in Age or Gender	52
Incontestability	52
Non-Participation	52
Assignment or Transfer of a Contract	52
Modification	52
Reports	53
Settlement	53
Receipt of Payment	53
Protection of Proceeds	53
Minimum Values	53
Application of Law	53
DISTRIBUTION OF THE CONTRACTS	53
Distribution	53
LEGAL PROCEEDINGS	54
FINANCIAL STATEMENTS	55
APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT	56
APPENDIX: INDEX SUBSTITUTION EXAMPLE	61
APPENDIX: STATE CONTRACT AVAILABILITY AND VARIATIONS OF CERTAIN FEATURES	62
APPENDIX: INDEX PUBLISHERS	65

SPECIAL TERMS

"We", "us", "our", "Empower", and "Company": refer to Empower Annuity Insurance Company of America. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Accumulation Period: The period of time between the Effective Date and the Payment Period, unless the Contract is terminated.

Administrative Office: Protective Life Insurance Company, P.O. Box 1854, Birmingham, Alabama 35201-1854 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Annuitant (Joint Annuitant): The natural person(s) upon whose life (or lives) determine the amount of Income Payments under the Contract.

Annuity Commencement Date: The date that Income Payments begin.

Annuity Payment Option(s): An option to receive Income Payments during the Payment Period.

Buffer: The maximum negative Index Performance in a selected Reference Index that we absorb before applying a negative Strategy Credit. A Crediting Factor offering the same Buffer will be available each Contract Year during the Accumulation Period.

Business Day: Any day on which Protective Life is open for regular business and on which every Index used to determine any value under this Contract is compiled and published by its owner. A Business Day ends at 4 p.m. Eastern Time.

Cap: One of the Crediting Factors. The maximum percentage of positive Index Performance that we may use to determine the Strategy Credit. The Cap may change each Contract Year.

Code: The Internal Revenue Code of 1986, as amended, and all related laws and regulations which are in effect during the term of the Contract.

Contract: The individual single premium index-linked deferred annuity Contract described by this prospectus.

Contract Anniversary: Any twelve-month anniversary of the Effective Date of the Contract.

Contract Base: The sum of the Strategy Base(s) at the end of each Business Day.

Contract Base Withdrawal: The amount of the Contract Base that is withdrawn as the result of a Request for a partial withdrawal.

Contract Fee: An amount deducted from your Contract Value on the Strategy Term End Date. The Contract Fee is equal to the sum of the Strategy Fee(s).

Contract Value: At the end of each Business Day, the Contract Value is the sum of all the Strategy Values.

Contract Year: Any 12-month period beginning on the Effective Date or Contract Anniversary and ending on the day before the next Contract Anniversary.

Crediting Factors: The Cap and Floor or Buffer that you select, which we use to calculate the Strategy Credit for a Strategy.

Death Benefit: The amount we pay to the beneficiary if an Owner dies before the Annuity Commencement Date.

Due Proof of Death: Proof of death satisfactory to us. Such proof may consist of the following if acceptable to us: a) a certified copy of the death record; b) a certified copy of a court decree reciting a finding of death; c) any other proof satisfactory to us.

Effective Date: The date from which Contract Anniversaries are determined, as stated on your contract data page. The Contract is available for purchase on any Business Day.

Floor: The maximum negative Index Performance that we may use to determine the Strategy Credit. Crediting Factors offering the same Floors will be available each Contract Year during the Accumulation Period.

Free Annual Withdrawal Amount: The amount of Purchase Payment that may be withdrawn each Contract Year without being subject to the Market Value Adjustment and, if applicable, the Withdrawal Charge. The available free withdrawal amount is calculated for each withdrawal requested and is 10% of the remaining Purchase Payment.

Good Order ("good order"): A Request or transaction generally is considered in "Good Order" if we receive it in our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A Request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the Request or transaction in writing (or, when permitted, by telephone or Internet as described in the Prospectus) along with all forms, information and supporting legal documentation we require to effect the instruction or transaction. The specific requirements for Good Order for particular transactions are discussed in the relevant section of the Prospectus.

Grantor: The natural person who is treated under Sections 671 through 679 of the Code as owning the assets of a Grantor Trust. Generally, the Grantor is the creator of the trust relationship and is responsible for any tax liability on trust assets. All Grantors must be natural persons.

Grantor Trust: A trust, the assets of which are treated under Sections 671 through 679 of the Code as being owned by the Grantor(s). We allow a Grantor Trust to be an Owner only if it either has a single Grantor who is a natural person, or two Grantors who are one another's Spouse as of the Effective Date. Generally, if a trust is a Grantor Trust, the Grantor is treated as the Owner of the trust assets, the trust is disregarded as a separate tax entity, and all income is taxed to the Grantor. If a Grantor Trust owns the Contract, the Grantor will be the Annuitant unless otherwise indicated in the application.

Gross Withdrawal: The amount of Contract Value withdrawn as a result of a Request for a partial withdrawal.

Hardship Waiver: The waiver of an MVA and Withdrawal Charge on a full withdrawal (surrender) related to the Nursing Home or Hospital waiver or Terminal Illness waiver.

Hospital: A facility that is licensed and operated as a Hospital according to the law of the jurisdiction in which it is located.

Income Payments: A series of payments made by us during the Payment Period which we guarantee as to dollar amount.

Index Performance: On any Business Day, the percentage change in the Index Value of the Reference Index of the selected Strategy as measured from the Strategy Term Start Date.

Index Value: The closing value of the Reference Index (Indices) as of the current Business Day.

Interest MVA Indices: The indices used to determine the rates used to calculate the Strategy Interest MVA Factor. The rates at the beginning of the Interest MVA Term are shown on the Contract Data Page.

Interest MVA Term: A six (6) year period that begins on the Contract Effective Date during which the formula used to calculate the Strategy Interest MVA Factor is fixed. The Interest MVA Term renews every six (6) years for the life of the Contract. The Strategy

Interest MVA Factor may result in an adjustment to a Gross Withdrawal on any day, including a Strategy Term End Date, except an Interest MVA Term End Date.

Interest MVA Term End Date: The last day of the Interest MVA Term.

Interest MVA Term Start Date: The first day of the Interest MVA Term. On the Contract issue date, the Interest MVA Term Start Date is the Effective Date. At the end of the initial MVA Term, the Contract will renew into a new Interest MVA Term of the same length. The Interest MVA Term Start Date of the renewal Interest MVA Term is the Interest MVA Term End Date of the prior Interest MVA Term.

Investment Option: A Strategy to which you may allocate your Purchase Payment or transfer Contract Value under this Contract.

IRA Account: The traditional Roth or other Individual Retirement Account established for the Contract Owner and the Contract Owner's beneficiaries, for which a Contract is issued

Market Value Adjustment ("MVA"): An adjustment that we will apply to a Gross Withdrawal, in excess of the Free Annual Withdrawal Amount, during the Accumulation Period. The MVA helps offset our costs and risks of selling fixed income securities and derivative instruments purchased to support the guarantees under your Contract. The MVA may be positive, negative or zero. This means that the MVA may increase, decrease, or not change the amount payable to you upon surrender or partial withdrawal.

The MVA is comprised of two components, the Strategy Interest MVA Factor and the Strategy Index MVA Factor. The Strategy Index MVA Factor may result in an adjustment on any date except a Strategy Term End Date when it will equal zero. In contrast, the Strategy Interest MVA Factor may result in an adjustment to a Gross Withdrawal on any day, including a Strategy Term End Date, except the Strategy Interest Term End Date, which occurs once every six years. The Strategy Interest MVA Factor will apply to any Gross Withdrawal throughout the Interest MVA Term except on the Strategy Interest Term End Date.

Non-Grantor Trust: A trust in which the grantor has relinquished control over trust assets and in which trust assets do not form a part of the grantor's estate. A Non-Grantor Trust must be issued a Tax Identification Number in order to qualify as Owner of the Contract.

Non-Qualified Contract: A Contract that is not qualified for special tax treatment under sections of the Code.

Nursing Home: A facility that is licensed and operates as a nursing facility according to the law of jurisdiction in which it is located.

Owner (Joint Owners): The person(s) or entity designated on the Effective Date and named in the Contract who may exercise all rights granted by the Contract, subject to the rights of any irrevocable Beneficiary (also referred to as "you" or "your"). The Owner must be either a natural person, an IRA custodian or trustee, a Grantor Trust, or a Non-Grantor Trust. If the Owner is a Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Grantor(s). If the Owner is a Non-Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Annuitant, and where there are Joint Annuitants, shall pertain to the older Joint Annuitant.

Payee: The person or entity who receives Income Payments during the Payment Period.

Payment Period: The phase of the Contract when Income Payments begin.

Premium Tax: The amount of tax, if any, charged by the state or municipality.

Purchase Payment: The amount paid to us under the Contract as consideration for the benefits it provides. The Purchase Payment is equal to the amount of single premium paid or Contract Value exchanged for the Contract and subsequently reduced by the Gross Withdrawal of any partial withdrawal, including any Free Annual Withdrawal Amount and required minimum distributions (RMDs).

Qualified Contract: A Contract issued in connection with retirement plans that receive favorable tax treatment, such as under Sections 408 or 408A of the Code.

Qualified Plans: Retirement plans that receive favorable tax treatment under Sections 408 or 408A of the Code.

Reference Index (Indices): One (or more) of the third-party securities indices available to you under your Contract.

Request: A notice or request submitted in writing in Good Order that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service.

Separate Account: Index Linked Annuity Series Account — GWLA, the segregated asset account, established by Empower under Colorado Law in which we hold reserves for our guarantees under the Contract and our other general obligations. The portion of the assets of the Separate Account equal to the reserves and other Contract liabilities with respect to the Separate Account will not be chargeable with liabilities arising out of any other business we may conduct. As Owner of the Contract, you do not participate in the performance of assets held in the Separate Account and do not have any direct claim on them. The Separate Account is not registered under the Investment Company Act of 1940.

Spouses: Individuals who are recognized as legally married under federal law.

Strategy(ies): The combination of a selected Reference Index and a Crediting Factor to which you may allocate your Contract Value.

Strategy Base: The amount on which the Strategy Credit and Strategy Fees are calculated and, as may be applicable, either assessed or applied. On the Effective Date, the Strategy Base is set equal to the Purchase Payment allocated to that Strategy. After the Effective Date, the Strategy Base is set equal to the Strategy Value as of the current Strategy Term Start Date.

Strategy Base Withdrawal: The amount of Strategy Base that is withdrawn as a result of a Request for a partial withdrawal.

Strategy Credit: The amount credited on each Contract Anniversary and at time of partial withdrawal, surrender, death and annuitization.

Strategy Credit Rate: The rate used to determine the Strategy Credit applied to the Strategy Value.

Strategy Fee: The pro rata amount of the Contract Fee applied to a Strategy on the Strategy Term End Date. A portion of the Strategy Fee will be assessed on a partial withdrawal, surrender, annuitization and upon the death of the Owner that occurs before the Strategy Term End Date.

Strategy Gross Withdrawal: The amount of Strategy Value withdrawn as a result of a Request for a partial withdrawal.

Strategy Index MVA Factor: The factor used, in combination with the Strategy Interest MVA Factor, to calculate the Strategy MVA.

Strategy Interest MVA Factor: The factor used, in combination with the Strategy Index MVA Factor, to calculate the Strategy MVA.

Strategy MVA: The MVA calculated for each Strategy, when a Gross Withdrawal in excess of the Free Annual Withdrawal Amount is taken from the Contract. The sum of the Strategy MVA(s) is equal to the MVA.

Strategy Performance: Index Performance after applying the Crediting Factors. Strategy Performance generally limits the Index Performance that is applied when calculating the Strategy Value.

Strategy Value: On any Business Day, the total value of all the Owner's interests in a particular Strategy, prior to any MVAs and Withdrawal Charges

Strategy Term (Term): A 12-month period beginning on the Strategy Term Start Date and ending when the Strategy Credit is applied on the Strategy Term End Date.

Strategy Term End Date: The last day of the Strategy Term.

Strategy Term Start Date: The first day of the Strategy Term. The first Strategy Term Start Date is the Contract Effective Date. Thereafter, the Contract will renew into a new Strategy Term of the same length, and the Strategy Term Start Date is the Strategy Term End Date of the prior Strategy Term.

Surrender Value: The amount you are entitled to receive under the Contract in the event the Contract is terminated during the Accumulation Period. The Surrender Value of the Contract is equal to the Contract Value on the surrender date adjusted by the MVA, minus the Withdrawal Charge (if the transaction occurs during the Withdrawal Charge period) and applicable Premium Tax.

Underlying IRA Holder: The natural person who is treated under the Code as having a beneficial interest in the assets of a custodial or trusteed IRA Account.

Withdrawal Charge (may also be referred to as a "surrender charge"): The charge we assess when you surrender the Contract or make a partial withdrawal of Strategy Value during the first six (6) Contract Years.

Withdrawal Charge Percentage: The percentage used to calculate the Withdrawal Charge.

OVERVIEW OF THE CONTRACT

Q: What is this Contract, and what is it designed to do?

A: The Great-West Capital Choice Annuity Contract is an individual single premium deferred index-linked annuity contract designed to provide long-term accumulation of assets during the accumulation phase. It can supplement your retirement income by providing a stream of Income Payments during the payout phase. It also offers a Death Benefit to protect your beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or who need ready access to cash and may not be appropriate for you if you do not have a long-term investment horizon.

Q: How do I accumulate assets in this Contract and receive income from the Contract?

A: Your Contract has two phases: an accumulation (savings) phase and a payout (income) phase.

Accumulation (Savings) Phase. To help you accumulate assets, you can invest your Contract Value in:

•  Strategies that credit or deduct interest based, in part, on the performance of a broad based securities index over a one-year Term.

•  We will credit or deduct interest at the end of the one-year Term. We calculate credited interest and reductions based on percentage changes in the value of the Strategy's Reference Index, subject to the Strategy's Crediting Factors. Currently we offer several Strategies that calculate performance based on the S&P 500® Price Return Index ("S&P 500 Index"), the MSCI EAFE Price Return Index ("MSCI EAFE Index"), the Russell 2000® Price Return Index ("Russell 2000 Index"), and the NASDAQ-100® Price Return Index ("NASDAQ Index"). The Reference Indices do not reflect dividends on the securities comprising the Index, and therefore the Index Performance under the Contract does not reflect the full investment performance of those securities. You could lose a significant amount of money if the Index declined in value.

•  We limit the amount an investor can earn at the end of the one-year Strategy Term. We limit the amount of interest credited at the end of a Strategy Term through a Cap. The Cap establishes the maximum percentage of positive Index Performance that may be used to calculate the Strategy Performance. Here is an example. For a Strategy with a Cap of 5%, if the Index Performance was 10% at the end of the Term, we will credit interest of 5% (equal to the Cap since the Index Performance is greater than the Cap).

•  Using a Cap, the lowest limit on Index Performance gains that may be established is 1.5%.

•  We limit the amount an investor can lose at the end of the one-year Strategy Term. We limit the amount of negative interest at the end of a Strategy Term through a Buffer or a Floor. The Buffer establishes the amount of negative Index Performance that we will absorb and we will credit any additional negative interest in excess of the Buffer and you may bear all loss that exceeds the Buffer, and the Floor is the maximum amount of negative Index Performance that we will credit to a Strategy. Here are a few examples. For a Strategy with a -10% Buffer, if the Index Performance was -25% at the end of the Term, we will credit -15% (the Index Performance percentage that exceeds the Buffer rate) which means your Contract Value will decrease by 15%. For a Strategy with a -5% Floor, if the Index Performance was -25% at the end of the Term, we will credit -5% (even though the Index Performance loss exceeded that rate).

•  We guarantee the Floors and Buffer available at the time you purchase your Contract and include: (i) a 0% Floor, (ii) a Floor from -2.5% to -10%, and (iii) a Buffer of -10% will be available for each Reference Index, including any substituted Reference Index, for the life of your Contract.

Additional information about the Strategies in which you can invest is provided in the back of this Prospectus. See APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

Payout (Income) Phase

You can elect to annuitize your Contract and turn your Contract Value into a stream of Income Payments (sometimes called annuity payments) from the Company, at which time the Accumulation Period of the Contract ends. These payments may continue for your entire life or for the longer of a fixed period of years or your life. The annuity payments are fixed. Please note that if you annuitize, your investments will be converted to Income Payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including any Death Benefit) terminate upon annuitization.

Q: What happens if I take a withdrawal or surrender the Contract before the end of a Strategy Term or a certain period?

A: You could lose a significant amount of money due to any Contract adjustments made if you withdraw or surrender your Contract before the end of a Strategy Term and/or during the Withdrawal Charge period.

If you take a withdrawal or surrender the Contract that exceeds the Free Annual Withdrawal Amount, we will apply a Market Value Adjustment (MVA) and, if applicable, a Withdrawal Charge to any withdrawal or surrender of the Contract which may reduce the amount you receive. The Withdrawal Charge percentage starts at 7% and decreases to zero after six (6) Contract Years. The application of the MVA and the Withdrawal Charge to a withdrawal Request that exceeds the Free Annual Withdrawal Amount could reduce the Contract Value to less than the applicable protection provided by the Floor or Buffer you selected. The MVA may increase, decrease, or have no effect on the amount withdrawn or surrendered. If the MVA increases the proceeds payable upon withdrawal and the Withdrawal Charge applies, the amount of the Withdrawal Charge would be higher as a result of the MVA. In extreme circumstances, the maximum percentage amount of potential loss resulting from an MVA decrease can be 90%.

Q: What are the primary features and options that this Contract offers?

A: Accessing your money. Until you annuitize, you have access to your money subject to the MVA described above. You can choose to withdraw your Contract Value at any time (although if you withdraw, you may have to pay Withdrawal Charges, Premium Taxes, and income taxes, including an additional tax if you are younger than age 59 1/2). Any withdrawal made under the Contract, including a withdrawal of less than the Free Annual Withdrawal Amount, will reduce the Contract Value and in turn may reduce the Death Benefit provided under the Contract.

Tax treatment. At the end of a Strategy Term, you can transfer money to a new Strategy without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed when: (1) you make a withdrawal or (2) you receive an income payment from the Contract. Your beneficiary is taxed upon payment of a Death Benefit. For more information, see FEDERAL TAX MATTERS and TAXATION OF ANNUITIES IN GENERAL.

Death benefits. Your Contract includes a Death Benefit that will pay your beneficiaries the greater of the Surrender Value, Contract Value, or the total Purchase Payments adjusted for withdrawals as of the date we receive Due Proof of Death, minus applicable fees and charges. We do not apply the Withdrawal Charge in determining the Death Benefit payable to your Beneficiary.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES, AND ADJUSTMENTS
Are There Charges or Adjustments for Early Withdrawals?	Yes. If you surrender or make a partial withdrawal from your Contract during the first six (6) Contract Years and before the Annuity Commencement Date, you will be assessed a Withdrawal Charge of up to 7% on the amount of the withdrawal minus the Free Annual Withdrawal Amount. The Withdrawal Charge starts at 7% and declines to 0% after six (6) years.
For example, assume you purchased a Contract with a Purchase Payment of $100,000 and surrender the Contract during the first Contract Year. Your Free Annual Withdrawal Amount is $10,000 (10% x $100,000) and is not subject to a Withdrawal Charge. You will be assessed a Withdrawal Charge of up to $6,300 (7% x $90,000) on the remaining amount of your surrender Request. This would be greater if there is a negative MVA, taxes, or tax penalties.
For additional information about charges for surrenders and early withdrawals, see CHARGES AND ADJUSTMENTS — Withdrawal Charge in the Prospectus.
If all or a portion of Contract Value, in excess of the Free Annual Withdrawal Amount, is removed from a Strategy or from the Contract before the expiration of a Strategy Term, we will apply an MVA which may be negative. In extreme circumstances, you could lose up to 90% of your investment due to the MVA.
For example, if you allocated $100,000 to a Strategy with a 1-year Term and later withdraw the entire amount before the 1-year has ended, you could lose up to $90,000 or more of your investment (Free Annual Withdrawal Amount included). This loss will be greater if you also have to pay a Withdrawal Charge, taxes, and tax penalties.
An MVA may apply if you take a withdrawal in excess of the Free Annual Withdrawal Amount or surrender the Contract before you annuitize the Contract.
For additional information about an MVA, see CHARGES AND ADJUSTMENTS — Market Value Adjustment in the Prospectus.
Are there Transaction Charges?	No. There are no other transaction charges.
Are There Ongoing Fees and Expenses?	Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected.
There is an implicit ongoing fee on Index-Linked Options to the extent that an investor's participation in Index gains is limited by us through the use of a Cap. This means that your returns may be lower than the Index Performance. In return for accepting this limit on Index gains, you will receive some protection from Index losses, and this implicit ongoing fee is not reflected in the tables below.

FEES, EXPENSES, AND ADJUSTMENTS

Annual Fee	Maximum	Minimum
Contract Fee(1)	1.20%	1.20%
(1) The Contract Fee is an annualized percentage of the total value in the Strategies on each Contract Anniversary.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. These estimates assume that you do not take any withdrawals from the Contract, which could add surrender charges and negative Contract Adjustments that substantially increase costs.

Lowest Annual Cost:
$1,174
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Portfolio fees and expenses
• No sales charges
• No additional Purchase Payments, transfers or withdrawals	Highest Annual Cost:
$1,174
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Portfolio fees and expenses
• No sales charges
• No additional Purchase Payments, transfers, or withdrawals

  For additional information about annual charges, see FEE TABLE and CHARGES AND ADJUSTMENTS.

RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal. If there is poor performance, the maximum amount of percentage loss you could lose is 0% to 10% of your investment in an index option with a Floor during a Term, taking into account the Floor protection, and you could lose 90% of you investment in an index option with a Buffer during a Term, taking into account the Buffer protection.
We guarantee the Floors and Buffer available at the time you purchased your Contract and include: (i) 0% Floor, (ii) a Floor from -2.5% to -10%, and (iii) a Buffer of -10% will be available for each Reference Index, including any substituted Reference Index, for the life of your Contract.
For additional information about the risk of loss, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT in the Prospectus.
Is this a Short-Term Investment?	No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Although you are permitted to take withdrawals or surrender the Contract, Withdrawal Charges and federal and state income taxes and tax penalties may apply.
Withdrawal Charges may apply for up to six (6) years following your Purchase Payment. Withdrawals will reduce your Contract Value and Death Benefit.
Amounts removed from a Strategy or from the Contract before the end of a Strategy Term may also result in negative Contract adjustment and loss of positive Index Performance.
Contract Value allocated to a Strategy at the end of a Strategy Term, will be reallocated for a new Strategy Term based on the instructions we have on file, unless we are provided new reallocation instructions before the start of a new Strategy Term.
The benefits of tax deferral also mean the Contract is less beneficial to investors with a short time horizon.
For additional information about the investment profile of the Contract, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT, CHARGES AND ADJUSTMENTS, FEDERAL TAX MATTERS, and TAXATION OF ANNUITIES IN GENERAL in the Prospectus.

RISKS
What Are the Risks Associated with Investment Options?	An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Strategies available under the Contract.
Each Strategy has its own unique risks.
You should review the available Strategies and consult with your financial professional before making an investment decision.
The Cap Rate will limit positive Index returns (e.g. limit to upside returns). The Cap is the maximum amount of any positive index interest that we will credit. This may result in you earning less than the Index return. Here is an example. For a Strategy with a Cap of 5%, if the Index Performance was 10% at the end of the Strategy Term, we will credit interest of 5% (equal to the Cap since the Index Performance is greater than the Cap).
The Floor or Buffer will limit negative Index Returns (e.g. limited protection in the case of market declines). Here are a few examples. For a Strategy with a -5% Floor, if the Index Performance was -25% at the end of the Term, we will credit -5% (even though the Index Performance loss exceeded that rate). For a Strategy with a -10% Buffer, if the Index Performance was -25% at the end of the Term, we will credit -15% (the Index Performance percentage that exceeds the Buffer rate) which means your Contract Value will decrease by 15%.
Currently, we offer several Strategies that calculate performance based on the S&P 500® Price Return Index ("S&P 500 Index"), the MSCI EAFE Price Return Index ("MSCI EAFE Index"), the Russell 2000® Price Return Index ("Russell 200 Index"), and the NASDAQ-100® Price Return Index ("NASDAQ-100 Index"). The Indexes are price return indexes, not total return indexes, and therefore do not reflect dividends paid on the securities comprising the Reference Index and therefore the Index Performance under the Contract does not reflect the full investment performance of those securities.
For additional information about the risks associated with Investment Options, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT in the Prospectus.
What Are the Risks Related to the Insurance Company?	An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Strategies), guarantees, or benefits under the Contract are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon Request at no charge by calling us at 1-877-723-8723 or writing us at the address shown on the cover page.
For additional information about Company risks, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT and THE COMPANY AND INVESTMENT OPTIONS in the Prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?	Yes. We offer several index-linked investment options (each a Strategy). You may not transfer all or part of the value of an existing Strategy, during its Strategy Term, to any other Strategy.
We reserve the right to add, remove, or substitute a particular Reference Index upon, or prior to, renewal. You will receive prior notification.
In addition, for an existing Strategy the Cap may be different for a new Term but will be subject to any contractual minimum guarantees.
For additional information about investment options, see THE COMPANY AND INVESTMENT OPTIONS — Index-Linked Options in the Prospectus.
Are There any Restrictions on Contract Benefits?	No.
TAXES
What Are the Contract's Tax Implications?	You should consult with a qualified tax advisor regarding the federal tax implications of an investment in, payments received under, and other transactions in connection with this Contract.
If you purchase the Contract through a tax-qualified plan or individual retirement arrangement (IRA), you do not get any additional tax deferral. Generally, all earnings on the investments underlying the Contract are tax-deferred until distributed or deemed distributed. A distribution from a non-Qualified Contract, which includes a surrender, withdrawal, payment of a Death Benefit, or annuity Income Payments, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% additional tax may also apply if the Owner takes a withdrawal before age 59 1/2. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends.
For additional information about tax implications, see FEDERAL TAX MATTERS and TAXATION OF ANNUITIES IN GENERAL in the Prospectus.
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?	We pay compensation, in the form of commissions, non-cash compensation, and asset-based compensation, to broker-dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to the broker-dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The prospect of receiving, or the receipt of, asset-based compensation may provide broker-dealers and/or their registered representatives with an incentive to recommend initial or continued investment in the Contracts over other variable insurance products (or other investments). You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the Contracts.
For additional information about compensation, see DISTRIBUTION OF THE CONTRACTS in the Prospectus.

CONFLICTS OF INTEREST
Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the contract you already own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.
For additional information about exchanges, see TAXATION OF ANNUITIES IN GENERAL — Exchanges of Annuity Contracts in the Prospectus.

FEE TABLE

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from an Investment Option or from the Contract. State Premium Taxes may also be deducted.

TRANSACTION EXPENSES

Maximum Withdrawal Charge (as % of amount withdrawn or surrendered)(1)	7%

(1)  The Withdrawal Charge is based upon the Purchase Payment as of the date the Purchase Payment is applied to the Contract and decreases over time. The total of Withdrawal Charges assessed will not exceed 7% of the Purchase Payment. See CHARGES AND ADJUSTMENTS — Withdrawal Charge in the Prospectus.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract value is removed from an Investment Option or from the Contract before the expiration of a specified period.

ADJUSTMENTS

Contract Adjustment* Maximum Potential Loss (as a percentage of Contract value at the start of the crediting period or amount withdrawn, as applicable)	90%

*  Withdrawals and surrenders that exceed the Free Annual Withdrawal Amount will have a Contract Adjustment applied.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract.

ANNUAL CONTRACT EXPENSES

	Maximum	Current
Contract Fee (as an annualized percentage of the total value in the Strategies on each Contract Anniversary)(1)	1.20%	1.20%

(1)  The Contract Fee is assessed annually on each Contract Anniversary. For more information please see the CHARGES AND ADJUSTMENTS — Contract Fee section in the Prospectus.

In addition to the fee described above, we limit the amount you can earn on the index-linked investment options. This means your returns may be lower than the Reference Index's returns. In return for accepting this limit on Reference Index gains, you will receive some protection from Reference Index losses.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Market Risk. There is a risk of substantial loss of your investment depending on the performance of each Strategy to which you allocated your Contract Value. The Contract offers Strategies with a risk of negative investment performance. Negative investment performance may cause your Strategy Performance to be negative down to the amount of the Floor or in excess of the Buffer. If there is poor performance, the maximum amount of percentage loss you could lose is 0% to 10% of your investment in an index option with a Floor during a Term, taking into account the Floor protection, and you could lose 90% of your investment in an index option with a Buffer during a Term, taking into account the Buffer protection. We guarantee the Floors and Buffer available at the time you purchased your Contract and include: (i) 0% Floor, (ii) a Floor from -2.5% to -10%, and (iii) a Buffer of -10% will be available for each Reference Index, including any substituted Reference Index, for the life of your Contract.

Early Withdrawal Risk. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right investment for you due to Withdrawal Charges, negative Market Value Adjustments, loss of interest, and the possibility of adverse tax consequences. A Withdrawal Charge and a negative Market Value Adjustment for withdrawals in excess of the Free Annual Withdrawal Amount could be substantial. In extreme circumstances, the maximum percentage amount of potential loss resulting from a negative Market Value Adjustment can be 90%. A surrender or withdrawal may also be subject to federal and state income taxes and, if taken before 59 1/2, an additional 10% tax.

Index-Linked Option Risk. The Contract offers Strategies for allocation of your Contract Value. The Strategies experience gains and losses based in part on the performance of a Reference Index. Allocating to a Strategy is not an investment in the securities markets, the Reference Index, or in the securities tracked by the Reference Index. The Reference Indexes are price return indexes and do not reflect dividends paid on the securities comprising the Reference Index, and therefore the Reference Index Performance under the Contract does not reflect the full investment performance of those securities.

We limit the amount you can earn (Crediting Factor) on a particular Strategy through a Cap. This means that you may earn less than the actual performance of the underlying Reference Index being tracked by the Strategy. While each Strategy provides for the potential for investment gains, they also offer protection against investment losses (downside protection) through a Buffer or a Floor. When calculating a negative rate of return, the Buffer establishes the amount of negative Index Performance that we will absorb, and the Floor is maximum amount of negative Index Performance that we will credit to a Strategy. This means that you will still have losses with a Buffer or Floor that is not equal to 0%. A Strategy with a 0% Floor will not be credited with negative Index Performance regardless of the amount of the negative Index Performance.

The Cap is set by us at our discretion, with Caps subject to contractual minimums. You risk the possibility that Caps for new and renewal Strategies may not be as favorable as the Caps for your current Strategies and may vary each time a new Strategy Term starts.

Currently, we offer several Strategies that calculate performance based on the S&P 500® Price Return Index ("S&P 500 Index"), the MSCI EAFE Price Return Index ("MSCI EAFE Index"), the Russell 2000® Price Return Index ("Russell 1000 Index), and the NASDAQ-100® Price Return Index ("NASDAQ-100 Index"). Because each Reference Index is comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may decline for reasons directly related to the issuers of the securities. The historical performance of a Reference Index does not guarantee future results.

The S&P 500 Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and also may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion.

The MSCI EAFE Index is an equity index that captures large and mid-cap representations across developed markets in countries around the world. The securities comprising the MSCI EAFE Index are subject to the risks related to investments in foreign markets (e.g., increase price volatility, changing currency exchange rates, and greater political, regulatory, and economic uncertainty. The MSCI EAFE Index is a capitalization-weighted index of companies representing the stock markets of Europe, Australasia, and the Far East. It is designed to measure the equity market performance of developed markets, excluding the United States and Canada. In general, foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets.

Russell 2000® Price Return Index. The Russell 2000® Price Return Index is comprised of equity securities of small-capitalization U.S. companies. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies.

NASDAQ-100® Price Return Index. The NASDAQ-100® Price Return Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on The NASDAQ Stock Market, including companies across all major industry groups except the financial industry. To the extent that the NASDAQ-100® Price Return Index is comprised of securities issued by companies in a particular sector, the company's securities may not perform as well as companies in other sectors or the market as a whole. Also, any component securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).

There is no guarantee that a Reference Index will be available during the entire time you own your Contract. We may eliminate or substitute a Reference Index, at any time, including before the end of a Strategy Term, if there is a significant change in the calculation or composition of the Index, the cost to license, the cost to support the Strategies tied to the Reference Index, or the Reference Index is discontinued or otherwise becomes unavailable. If we substitute the Reference Index, the performance of the new Reference Index may differ from the original Reference Index. This, in turn, may affect the Index Performance and affect how you want to allocate Contract Value among the available Strategies. We will not substitute the Reference Index until the new Reference Index has been approved by the appropriate insurance regulatory authority. Upon substitution of a Reference Index during the Strategy Term, we will calculate your Index Performance on the replaced Reference Index up until the date of substitution and the substitute Reference Index from the date of substitution to the Strategy's Term End Date or the date we calculate a request for a withdrawal or surrender. A Reference Index substitution will not change the Crediting Factors for an existing Strategy. The performance of the new Reference Index may not be as good as the one that it replaced and as a result your Strategy Performance may have been better if there had been no substitution. See APPENDIX: INDEX SUBSTITUTION EXAMPLE. If we substitute the Reference Index and you do not wish to allocate your Contract Value to the Strategies available under the Contract, you may surrender your Contract, but you may be subject to a Withdrawal Charge and an MVA, which may result in a loss of principal and previously credited interest. A surrender may also be subject to federal and state income taxes and, if taken before age 59 1/2, a 10% additional tax.

Contract Benefits Risk. A negative Market Value Adjustment could apply for a withdrawal made during a Strategy Term and may result in significant loss of Contact Value and potentially the benefits provided by the Death Benefit.

Insurance Company Risk. An investment in the Contract is subject to the risks related to the Company. Any obligations, guarantees, or benefits under the Contract are subject to the financial strength and claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request at no charge by calling us at 1-877-723-8723 or writing to us at the address shown on the cover page of this Prospectus.

Contract Changes Risk. We reserve the right to change or discontinue a Reference Index for renewal Strategy Terms, but we guarantee the Floors and Buffer available at the time you purchased your Contract and include: (i) 0% Floor, (ii) a Floor from -2.5% to -10%, and (iii) a Buffer of -10% will be available for each Reference Index, including any substituted Reference Index, for the life of your Contact. We regularly monitor the performance of each of the Strategies. From time to time, it may become necessary to cease offering, completely or temporarily, a particular Strategy. We reserve the right to discontinue making available new Strategies when our ability to offer those Strategies has been reduced due to changes in external forces such as the economic environment or actions taken by competitors. We may also discontinue a particular Strategy if there is insufficient volume to justify the continuation.

Tax Consequences. Generally, all earnings are tax-deferred until withdrawn or until annuity Income Payments begin. If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax deferred benefit.

Distributions (which include surrenders, withdrawals, or payment of death benefits) from non-Qualified Contracts will generally result in taxable income if Contract Value has increased. Distributions from Qualified Contracts will generally result in taxable income even if the Contract Value has not increased. All amounts includable in income with respect to the Contract are taxed at ordinary income tax rates. In certain circumstances, a 10% additional tax may also apply if the Owner takes a withdrawal before age 59 1/2. See TAXATION OF ANNUITIES IN GENERAL.

Business Disruption and Cyber-Security Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website, impact our ability to calculate Contract Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection. There can be no assurance that we or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third-party administrators to perform their job responsibilities. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our processing of Contract-related transactions, including processing of orders from Owners, impact our ability to calculate Contract Value, or have other possible negative impacts. There can be no assurance that we or our service providers will avoid losses affecting your Contract due to a natural disaster or catastrophe.

THE COMPANY AND INVESTMENT OPTIONS

Empower Annuity Insurance Company of America

Empower is a stock life insurance company that was originally organized under the laws of the State of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980 prior to changing to Great-West Life & Annuity Insurance Company in 1982. In September of 1990, we re-domesticated under the laws of the State of Colorado. Our executive office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111. Effective August 1, 2022, Great-West Life & Annuity Insurance Company was renamed Empower Annuity Insurance Company of America.

Empower is a wholly owned subsidiary of Empower Holdings, Inc., a Delaware holding company. Empower Holdings, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013, under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

The assets of Empower's general account support its insurance and annuity obligations and are subject to its general liabilities from business operations and to claims by its creditors. Because guarantees under the Contract that may exceed your Contract Value (such as Death Benefits or other benefits available under the Contract), are paid from Empower's general account, any amounts that Empower may pay under the Contract are subject to its financial strength and claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider Empower's financial strength and claims-paying ability to meet its obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands, and Guam.

On June 3, 2019, Empower entered into an indemnity reinsurance agreement (the "Agreement") with Protective Life Insurance Company ("Protective") to indemnify and reinsure the obligations of Empower under substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this Contract.

Under the Agreement, as of October 5, 2020, Protective provides administration and customer service for this Contract in accordance with its terms and conditions. Empower will continue its present role as the issuer of your Contract and will remain responsible for the administration and customer service of the Contract. All of your rights and benefits under your Contract and Empower's obligations under the Contract remain unchanged.

Index-Linked Options

Strategies

We will credit positive or negative interest at the end of a Strategy Term to amounts allocated to a Strategy based, in part, on the performance of the Index. An investment in a Strategy is not an investment in the Index or in any Index Fund. You could lose a significant amount of money if the Index declines in value. You could also lose a significant amount of money due to the Market Value Adjustment if amounts are removed from a Strategy before the end of its Strategy Term.

We currently offer Strategies for you to allocate your Contract Value. We offer Floor options of 0%, -2.5%, -5%, -7.5%, and -10%, and a Buffer option of -10%, with each Strategy tracking the S&P 500 Price Return Index, the MSCI EAFE Price Return Index, the Russell 2000 Price Return Index, or the NASDAQ-100 Price Return Index. See THE COMPANY AND INVESTMENT OPTIONS — Index-Linked Options — Indexes for more information about the Indexes.

Information regarding the features of each currently offered Strategy, including the Strategy name, its type, Strategy Term length, its Reference Index crediting method, current limit on Index loss, and the minimum limit on Index gain, is available in an appendix to this prospectus. See APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

We can add or remove a Strategy and change the applicable Cap of a Strategy from one Strategy Term to the next, including the Reference Index and the current limits on Reference Index gains and losses (subject to any contractual minimum guarantees).

Strategy Performance and Strategy Value will fluctuate daily based on the Crediting Factors (e.g. Cap, Buffer, or Floor). For more information about the Market Value Adjustment, see CHARGES AND ADJUSTMENTS — Market Value Adjustment.

Downside Protection

We limit the amount an investor can lose at the end of the one-year Strategy Term. We limit the amount of negative interest at the end of a Strategy Term through a Buffer or a Floor. The Buffer establishes the amount of negative Index Performance that we will absorb, and the Floor is the maximum amount of negative Index Performance that we will credit to a Strategy. Here are a few examples. For a Strategy with a -10% Buffer, if the Index Performance was -25% at the end of the Strategy Term, we will credit -15% (the Index Performance percentage that exceeds the Buffer rate) which means your Contract Value will decrease by 15%. For a Strategy with a -5% Floor, if the Index Performance was -25% at the end of the Strategy Term, we will credit -5% (even though the Index Performance loss exceeded that rate). Because the Strategy Credit is calculated at a certain point-in-time, an Owner may experience negative or flat performance even though a Reference Index experienced gains through some or most of the Strategy Term.

Each Strategy will have either a Floor or Buffer that will not change during the Strategy Term.

The Floor is a limit on negative Index Performance and establishes the maximum amount of negative Strategy Credits that may be applied to a Strategy. The Floor is the maximum percentage loss, due to negative Index Performance, you can experience over the Strategy Term, even if negative Index Performance falls below the Floor. We are currently offering Floor options of 0%, -2.5%, -5%, -7.5%, and -10%. A 0% Floor means you will not experience any loss due to Index Performance. A Floor of 0% will never result in a Strategy Credit of less than zero, which would reduce your Strategy Value. However, deduction of applicable Contract fees and charges or the application of the MVA may result in a reduction of your Surrender Value below the amount of your investment.

The Buffer is a limit on negative Index Performance up to a specified percentage of loss and establishes the amount of loss attributable to negative Index Performance that we will absorb before we apply a negative Strategy Credit to a Strategy. If negative Index Performance exceeds the Buffer, that excess negative performance will reduce the Strategy Value. Your exposure to negative performance is reduced by the Buffer, but your ultimate exposure can be substantial. We currently only offer a Buffer option of -10%.

We guarantee that the Floors and Buffer available at the time you purchased your Contract and include: (i) a 0% Floor, (ii) a Floor from -2.5% to -10%, and (iii) a Buffer of -10% will be available for each Reference Index, including any substituted Reference Index, for the life of your Contract.

We manage our obligation to provide downside protection, in part, by purchasing option contracts (puts and calls) on the underlying Reference Index and fixed income investments (e.g. U.S. Treasuries) and by prospectively adjusting the current Floor and/or Buffer on future Strategies to reflect changes in the cost of purchasing such option contracts. The price of those options varies with market conditions as does the value of those options at any given point in time. Factors that impact the cost of these hedging strategies and therefore, the Floor and/or Buffer rates, are interrelating factors such as rising inflation, fluctuating interest rates, fluctuating stock market performance, geopolitical turmoil, and actions by governmental authorities. We also consider general economic trends and competitive factors. It is not possible to predict future performance of the markets.

When selecting a Strategy, work with your financial professional to determine your level of risk for loss in relation to a Strategy's Floor and Buffer rates based on your risk tolerance, investment time horizon and financial goals. Generally, Strategies with greater downside protection tend to have lower Caps than Strategies with less downside protection.

Upside Limits

We limit the amount an investor can earn at the end of the one-year Strategy Term. We limit the amount of interest credited at the end of a Strategy Term through a Cap. The Cap establishes the maximum percentage of positive Index Performance that may be used to calculate Strategy Performance. Here is an example. For a Strategy with a Cap of 5%, if the Index Performance was 10% at the end of the Term, we will credit interest of 5% (equal to the Cap since the Index Performance is greater than the Cap).

Each Strategy will have a Cap that will not change during the Strategy Term. You may find the current Cap for each Strategy on-line at https://Protective.onlineprospectus.net/Protective/cc/?ctype=custom_1 and such current rate information is incorporated by reference into this prospectus.

The Cap is the maximum percentage of positive Index Performance that may be used to calculate Strategy Performance. The Cap will never be less than the minimum Cap we identify in the chart in the Summary section of this Prospectus and on the Schedule of your Contract, regardless of the Strategy. At the end of the Strategy Term, the positive Index Performance used to calculate Strategy Performance will be the lesser of the actual positive percentage change in the value of the Index over the Strategy Term or the Cap.

For a Cap, the lowest limit on Index gains that may be established is 1.5%. We will never offer a Strategy with a Cap below 1.5%.

We manage our obligation to set crediting method limits, in part, by purchasing option contracts (puts and calls) on the underlying Reference Index and fixed income investments (e.g. U.S. Treasuries) and by prospectively adjusting the current Cap rates on future Strategies to reflect changes in the cost of purchasing such option contracts. The price of those options varies with market conditions as does the value of those options at any given point in time. Factors that impact the cost of these hedging strategies and therefore, the Cap rates, are interrelating factors such as rising inflation, fluctuating interest rates, fluctuating stock market performance, geopolitical turmoil, and actions by governmental authorities. We also consider general economic trends and competitive factors. It is not possible to predict future performance of the markets. You bear the risk that in future Contract years we may reduce the Cap but in no event will the Cap be less than 1.5%.

When selecting a Strategy, work with your financial professional to determine your level of risk for limits on potential gains in relation to a Strategy's Cap rates based on your risk tolerance, investment time horizon, and financial goals. Generally, when there is a greater potential for investor loss (a Floor of -10% compared to a Floor of -5%), the current Cap Rate may be higher which allows for increased gain but also increased loss.

Strategy Term

The time period beginning on the Strategy Term Start Date and ending on the Strategy Term End Date (including both of those days) is the Strategy's Term. Generally, it is one (1) Contract Year. Crediting Factors will not change during the Term. No other Strategy Terms are offered.

We establish Strategies only on a Strategy Term Start Date. If a scheduled Start Date is not a Business Day (a holiday, for example) the next Business Day will be the Strategy Term Start Date.

Strategies mature on their Strategy Term End Date. If a scheduled Strategy Term End Date is not a Business Day, the next Business Day will be the Strategy Term End Date.

Note, however, that while Strategy Terms are typically described in years, they are Contract Years, not calendar years, and do not correspond to annual calendar dates. So, for example, a one (1) year Strategy Term established on the 3rd Wednesday in January will mature on the 3rd Wednesday in January in the following calendar year. Accordingly, a Strategy Term may contain more or less than 365 days.

Strategy Value

On any Business Day, your Strategy Value for a particular Strategy is equal to A x (1 + B – C x D), where:

A = Strategy Base, which equals,

•  Purchase Payment allocated to the Strategy on the Effective Date, or

•  Thereafter, the Strategy Value as of the current Strategy Term Start Date, less any subsequent Strategy Base Withdrawal.

B = the rate measuring the interim performance of the Reference Strategy since the Strategy Term Start Date, as determine by the Crediting Factor and the performance of the Reference Index elected ("Strategy Credit Rate"), as measured from the Strategy Term Start Date,

C = the Contract Fee percentage that is used to calculate the Contract Fee, and

D = the number of years (whole and partial) that have elapsed since the Strategy Term Start Date.

Index Crediting Methodology

All Strategies use a point-to-point methodology to determine any credited interest or reduction. The beginning point is the Strategy Term Start Date and the ending point is the Strategy Term End Date (assuming the Contract was not surrendered). Strategy Performance is based on a single point in time (the Strategy Term End Date) and is not affected by Index Performance on any date between the Strategy Term Start Date and Strategy Term End Date.

Index Performance is the measure of the percentage increase or decrease in the Reference Index starting on the Strategy Term Start Date and ending on the Strategy Term End Date. The way we calculate Strategy Performance depends upon whether Index Performance is positive or negative and the upside limit (Cap as described above) and the type of downside protection (Floor or Buffer as described above) applicable to a Strategy. If the Index Performance was positive, the Cap is applied to determine any credited interest, which could be the same or less than the Index Performance. If the Index Performance was negative, the Floor or Buffer is used to determine the reduction, if any. The Floor is the maximum percentage reduction applied, and the Buffer provides a limit up to a specified percentage of loss and any loss greater than the Buffer is applied.

Strategy Credits on a Date Other Than a Contract Anniversary

Strategy Credits are also applied on a partial withdrawal, Contract surrender, the calculation of Income Payments or the payment of a Death Benefit. We will calculate Strategy Credits in the same manner that we do on each Contract Anniversary except that the Index Performance will be measured from the beginning of the current Contract Year to the date of the withdrawal, surrender, annuitization or death, as applicable. The Strategy Credit Rate will also reflect a deduction for the portion of the Contract Fee that has accrued since the beginning of the Strategy Term Start Date. In the case of a partial withdrawal, the Strategy Credit Rate will be multiplied by the amount withdrawn from the Strategy. All positive or negative adjustments, assessed by way of Withdrawal Charge, Contract Fee, MVA, or Strategy Credit, will be assessed on the amount withdrawn and will be reflected in the amount you receive ("Net Withdrawal Amount") on your requested withdrawal. You will find examples of these calculations as well as the impact of a partial withdrawal on the remaining Strategy Value in the CONTRACT ADJUSTMENT section in the Statement of Additional Information.

You can find the Strategy Credit applied to your Contract Value on your most recent Contract Anniversary in the annual statement that we forwarded to you following the Contract Anniversary. You may determine the amount of Strategy Credit that has accrued to your Contract Value after the last Contract Anniversary by calling the Administrative Office.

Bar Charts

The bar chart shown below provides the Reference Index's annual returns for the last 10 calendar years, as well as the Index returns after applying a hypothetical 5% Cap and a hypothetical -10% Buffer. The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Reference Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

The performance below is NOT the performance of any Strategy. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Reference Index gains and losses than the Strategy, and does not reflect Contract fees and charges, including surrender charges and the Market Value Adjustment, which reduce performance.

1  The Index is a "price return index", not a "total return index", and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

1  The Index is a "price return index", not a "total return index", and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

1  The Index is a "price return index", not a "total return index", and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

1  The Index is a "price return index", not a "total return index", and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

The following examples illustrate how we calculate and credit interest under each Reference Index crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.

Assume you invested in a Strategy with a Floor of -10%, a Cap of 12%, and a Strategy Base of $10,000.

Example: 12% Cap
	Reference Index Starting Value	1,000	Calculation:
	Reference Index Ending Value	1,150	Index Performance of 15% is greater than the Cap of 12%.
	Index Gain	15%
	Amount credited at Strategy End Date	$1,200	The gain is limited to the Cap of 12%, so the interest credited is $1,200 ($10,000 x 12%). New Strategy Value is $10,000 + $1,200 = $11,200.
	New Strategy Value	$11,200
Example: -10% Floor
	Index Starting Value	1,000	Calculation:
	Index Ending Value	850	Index Performance of -15% is a greater loss than the Floor of -10%. The Floor represents the maximum amount that will be deducted.
	Reference Index Loss	-15%
	Amount deducted at Strategy End Date	$1,000	The loss is limited to the Floor of -10%, so the amount deducted is $1,000 ($10,000 x 10%). New Strategy Value is $10,000 - $1,000 = $9,000.
	New Strategy Value	$9,000

Assume you invested in a Strategy with a Buffer of -10%, a Cap of 12%, and a Strategy Base of $10,000.

Example: -10% Buffer
	Reference Index Starting Value	1,000	Calculation:
Reference Index Ending Value	700	Index Performance of -30% is a greater loss than
the Buffer of -10%. The difference between the
Index Performance and the Buffer represents the
amount that will be deducted. The difference in
			percentage loss is -20%.
	Reference Index Loss	-30%
	Amount deducted at Strategy End Date	$1,000	The loss is the difference of -20%, so the amount deducted is $2,000 ($10,000 x 20%). New Strategy Value is $10,000 - $2,000 = $8,000.
	New Strategy Value	$8,000

Strategy Base and Strategy Value

On each Business Day, we calculate two values associated with each Strategy: the Strategy Base and Strategy Value.

On any Business Day, the Strategy Base is the dollar amount applied to establish the Strategy on its Strategy Start Date, minus a reduction for any withdrawals taken during the Term. A withdrawal will reduce the Strategy Base. If you take a withdrawal, the Strategy Base amount after we process the withdrawal will be less than the Strategy Base amount before we process the withdrawal. If you do not take a withdrawal during the Strategy Term, the Strategy Base will not change and will remain equal to the dollar amount applied on the Strategy Term Start Date.

Strategy Value, on the other hand, is the dollar value of the Strategy. Contract Value is equal to the sum of the Strategy Values. On a Strategy Term Start Date, the Strategy Value is equal to the Strategy Base. On a Strategy Term End Date, the Strategy Value is equal to the calculated Strategy Value including any Strategy Credit calculated on the Strategy Term End Date. On any other Business Day, Strategy Value is equal to the Strategy Base multiplied by Strategy Performance. Therefore, the Strategy Value changes daily due to fluctuations in the Strategy's Reference Index and may be lower or higher than the Strategy Base. The Strategy Value does not include the Market Value Adjustment, Withdrawal Charge, or applicable fees and Premium Tax, if any. Strategy Value does not represent a Surrender Value. The Strategy Value is also the starting point for calculating a withdrawal or surrender on a Business

Day other than the Strategy Term End Date. To calculate Strategy Value, we multiply the Strategy Base by the Strategy Performance (positive or negative) and add the result to the Strategy Base.

Reference Indices

Currently we offer several Strategies that calculate performance based on the S&P 500® Price Return Index ("S&P 500 Index"), the MSCI EAFE Price Return Index ("MSCI EAFE Index"), the Russell 2000® Price Return Index ("Russell 2000 Index"), and the NASDAQ-100® Price Return Index ("NASDAQ Index"). The Indices do not reflect dividends (they are "price return indexes") on the securities comprising the Index, and therefore the Index Performance under the Contract does not reflect the full investment performance of those securities and will cause the Index to underperform a direct investment in the securities composing the Index.

The S&P 500 Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion. You can find more information about this Index by working with your financial professional.

The MSCI EAFE Index is an equity index that captures large and mid-cap representations across developed markets in countries around the world. The securities comprising the MSCI EAFE Index are subject to the risks related to investments in foreign markets (e.g., increase price volatility, changing currency exchange rates, and greater political, regulatory, and economic uncertainty. The MSCI EAFE Index is a capitalization-weighted index of companies representing the stock markets of Europe, Australasia, and the Far East. It is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You can find more information about this Index by working with your financial professional.

The Russell 2000 Index is an equity index that is composed of small-capitalization U.S. equities. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than securities of larger companies. You can find more information about this Index by working with your financial professional.

The NASDAQ-100 Index is an equity index comprised of equity securities of the largest U.S. and non-U.S. companies listed on the NASDAQ Stock Market, including companies across all major industry groups except the financial industry. In general, to the extent that the NASDAQ-100 Index is comprised of securities issued by companies in a particular sector, the underlying securities may not perform as well as companies in other sectors or the market as a whole. Also, any component securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty). You can find more information about this Index by working with your financial professional.

There is no guarantee that a Reference Index will be available for the entire term of your Contract. We have the right to substitute a Reference Index if it is discontinued, in the event of a contractual dispute with a Reference Index provider, if there is a material change in its calculation, the inability of the Company to effectively or efficiently hedge the movements of the Reference Index, or upon a material change in the credibility or financial stability of a Reference Index provider, as determined by the Company in its sole discretion. The performance of the new Reference Index may be different from the original Reference Index, which may affect your ability to receive positive Strategy Credits. If we add or substitute a Reference Index, we will seek regulatory approval from each applicable state insurance regulator and provide you with written notice of the change. We would attempt to choose a new Reference Index that has a similar investment objective and risk profile to the original Reference Index. If a similar Reference Index cannot be found, we will end the affected Strategies prematurely by calculating the Strategy Credit prematurely based on the Index Value and Crediting Factor(s) that were established on the applicable Strategy Term Start Date as of the date the Reference Index is terminated. The resulting Strategy Credit will be credited to your Strategy Value on the scheduled Strategy Term End Date, which will be later than the date when the Reference Index is terminated unless the Reference Index is substituted on the Strategy Term End Date. The selection criteria for a suitable alternative Reference Index include the following:

•  There is a sufficiently large market in exchange traded and/or over-the-counter options, futures and similar derivative instruments based on the index to allow the Company to hedge Strategy Credit Rates,

•  The index is recognized as a broad-based index for the relevant market, and

•  The publisher of the index allows the Company to use the index in the Contract and other materials for a reasonable fee.

If we add or substitute a Reference Index associated with the Strategies, we will send you written notice stating the effective date of the addition or substitution at your last known address. We will include the notice in the periodic report unless earlier written notice is necessary.

Upon substitution of a Reference Index, we will calculate your Strategy Credit using the original Reference Index up until the date of substitution and the new Reference Index from the date of substitution to the end of the Strategy Term End Date. The substitution of a Reference Index will not change the applicable Cap, Floor, or Buffer. However, at your next Contract Anniversary we may offer a higher or lower Cap.

If you are not satisfied with the available Reference Index options, following a discontinued or substituted Reference Index, you may take a partial withdrawal or surrender the Contract subject to Withdrawal Charges and an MVA, which may result in a loss of principal and previously credited interest. A surrender may also be subject to federal and state income taxes and, if taken before 59 1/2, a 10% additional tax. The Strategy Index MVA Factor may result in an adjustment on any date except a Strategy Term End Date when it will equal zero. In contrast, the Strategy Interest MVA Factor may result in an adjustment to a withdrawal on any day, including a Strategy Term End Date, except the Strategy Interest Term End Date, which occurs once every six years. See "CHARGES AND ADJUSTMENTS" and "Market Value Adjustment" for detailed information on these fees, expenses, and adjustment.

The "Non-Unitized" Separate Account

We hold assets in a "non-unitized" separate account we have established under Colorado Law to support our obligations under the Strategies. We own the assets of the Separate Account, as well as any favorable investment performance on those assets. As Owner of the Contract, you do not participate in the performance of assets held in the Separate Account and do not have any direct claim on them. The Separate Account is not registered under the Investment Company Act of 1940. We are obligated to pay all money we owe under the Contract. If the obligation exceeds the assets of the non-unitized separate account, funds will be transferred to the non-unitized separate account from the general account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. You should look to the financial strength of the Company for its claims paying ability.

Our current plans are to invest a majority of Separate Account assets in fixed-income securities and the remaining portion in derivative instruments that hedge the movements of the Reference Indices. We place the securities and derivate instruments in the Separate Account which we use to support our guarantees to pay Strategy Credit on the Strategies. We purchase the derivative instruments, with the intent to create a similar investment return relative to the Strategies offered in your Contract. The fixed income securities support the Contract guarantees.

The Company's general account assets are also available, as necessary, to meet the guarantees under the Contract as well as our other general obligations. All guarantees under the Contract are subject to the claims paying ability and financial strength of the Company. In the event of shortfalls among the assets held in the Separate Account assets relative to the value of guarantees under the Contract, we may transfer assets from the Company's general account to the Separate Account in certain circumstances. For example, investment portfolio downgrades, or derivative yields that are less than Strategy Credit could cause a shortfall that results in transfers from the general account.

We credit your Strategy Value based on the performance of the Reference Indices and the Crediting Factor(s) that you select, without regard to the performance of the fixed income securities and derivative instruments held in the Separate Account. As an Owner of a Contract, you do not participate in the performance of the assets held in the Separate Account and do not have any direct claim on them. However, the performance of derivative instruments may affect the Caps that we offer under the Contract in the future.

DESCRIPTION OF THE CONTRACT

The Contract

The Contract is an individual single premium deferred registered index-linked annuity contract issued by Empower.

Use of the Contract in Qualified Plans

You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans that receive favorable tax treatment. Such Qualified Plans include Qualified Contracts such as either an individual retirement annuity (IRA) or Roth IRA. Many of these Qualified Plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/ or financial adviser regarding the use of the

Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs (e.g., Withdrawal Charges) as they apply to your particular situation.

Parties to the Contract

Owner

Owner means the person or entity entitled to the ownership rights under the Contract, as named in the application. The Owner names the Annuitant or Joint Annuitants. If Joint Owners are named, as permitted for Non-Qualified Contracts only, all references to Owner shall mean Joint Owners. Joint Owners must be one another's Spouse as of the Effective Date and must both be natural persons. Any change in Owner is subject to our acceptance and we reserve the right to reject an ownership change request on a non-discriminatory basis. If accepted, the change will take effect as of the date the written Request is signed and received by us in Good Order.

The Owner must be age 90 or younger at the time the Contract is issued. The Owner must either be a natural person, an IRA custodian or trustee, a Grantor Trust, or a Non-Grantor Trust.

While Contracts owned by non-natural Owners are generally not treated as annuities for tax purposes, Grantor Trust-owned Contracts may be eligible to receive tax deferral in accordance with an exception to the non-natural owner rule under the Code. Upon the death of the Grantor, the Death Benefit will be paid pursuant to the Death Benefit provisions of the Contract. We allow a Grantor Trust to be an Owner only if it either has a single Grantor who is a natural person and the life used to determine the Death Benefit, or if it has two Grantors, one of which is the life used to determine the Death Benefit, who are one another's Spouse as of the Effective Date. If a Grantor Trust owns the Contract, the Grantor will be the Annuitant unless otherwise indicated in the application. Consult a tax advisor before naming a Grantor Trust as an Owner.

Contracts owned by a Non-Grantor Trust are considered owned by a non-natural entity and will generally not be treated as an annuity for tax purposes. If a trust is a Non-Grantor Trust, the trust is treated as the owner of the trust assets, the trust is regarded as a separate tax entity with its own Tax Identification Number, and all income, including the excess of the Contract Value over the investment in the Contract (Purchase Payment), is generally taxable income to the trust during each taxable year. If the Owner is a Non-Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Annuitant, and where there are Joint Annuitants, shall pertain to the older Joint Annuitant. Once selected, the Annuitant may not be changed. If there is a change of ownership of the Contract from a Non-Grantor Trust to a natural person, the original Annuitant and/or Joint Annuitant shall continue to determine any benefits under the Contract. Upon the death of the Annuitant, the Death Benefit will be paid to the Owner pursuant to the Death Benefit provisions of the Contract. Divorce provisions of the Contract are not applicable to Non-Grantor Trust owned Contracts. Consult a tax advisor before naming a Non-Grantor Trust as an Owner.

Contracts owned by an IRA custodian or trustee are not considered owned by a non-natural person and are treated as an IRA investment subject to the same tax requirements as any other IRA investment. Upon the death of the Underlying IRA holder, the Death Benefit will be paid to the IRA pursuant to the Death Benefit provisions of the Contract. IRA custodian or trustee owned Contracts receive tax deferral in accordance with the Code provisions governing IRAs.

If the Owner is an IRA custodian or trustee, the Underlying IRA holder must be the determining life and if there are two Annuitants, the Joint Annuitant must be the Underlying IRA holder's Spouse and the designated Beneficiary of the custodial or trusteed account.

Because the Code provides IRA holders with tax deferral and other benefits, the Contract should not be purchased by an Underlying IRA holder solely for tax deferral or other benefits already provided by the IRA itself.

Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. See TAXATION OF ANNUITIES IN GENERAL — Tax Deferral During Accumulation Period — Nonnatural Owner.

Beneficiary

You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuity Commencement Date by a Request sent to us.

You may also select one or more contingent Beneficiaries. You may change the contingent Beneficiary at any time before the Annuity Commencement Date by Request sent to us. If one or more primary Beneficiaries are alive within

30 days after the Annuitant's death, the contingent Beneficiary cannot become the primary Beneficiary and any interest the contingent Beneficiary may have in the Contract will cease.

A change of Beneficiary or contingent Beneficiary will take effect as of the date the Request was signed, and received by us in Good Order, unless the Owner specifies a later date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payout, the Request was not received by us in Good Order, or we have otherwise taken action on a designation or change before receipt or processing of such Request. The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary and the contingent Beneficiary will become the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary. The benefits will then be paid to the contingent Beneficiary. If no contingent Beneficiary has been designated, then the benefits will be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary or contingent Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit to the Owner's estate.

If the Beneficiary is not the Owner's surviving Spouse, she/he may elect, not later than one year after the Owner's date of death, to receive the Death Benefit in either a single lump sum or payout under any of the Annuity Payment Options available under the Contract, provided that:

•  such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary, and

•  such distributions begin no later than one year after the Owner's date of death.

If the Company does not receive an election from a non-Spouse Beneficiary or substantially equal installments begin later than one year after the Owner's date of death, then the entire amount must be distributed within five years of the Owner's date of death. If the Beneficiary selects payment under an Annuity Payment Option, the Death Benefit will be determined as of the Annuity Commencement Date.

If a non-individual entity is entitled to receive benefits upon the Owner's death, the Death Benefit must be completely distributed within five years of the Owner's date of death. A Beneficiary or contingent Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, or contingent Beneficiary, as applicable, except as allowed by applicable law.

For Contract owned by Non-Grantor Trusts, the Owner will at all times by the Beneficiary.

Annuitant

The Annuitant is the person or persons on whose life annuity Income Payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. If the Annuitant dies during the Accumulation Period while the Owner is living and no joint Annuitant has been named, the Owner will become the new Annuitant. If there are joint Annuitants, when an Annuitant dies, the surviving joint Annuitant will become the sole Annuitant. However, if the Owner is not a natural person and the last surviving Annuitant dies before the Annuity Commencement Date, the death of the Annuitant will be treated as the death of the Owner.

The Owner may change the Annuitant, by Request, while the Annuitant is living and at least 30 days prior to the Annuity Commencement Date. All such changes must be made in writing and recorded at the Administrative Office.

Payee

The Payee is the person or persons designated by the Owner to receive the annuity Income Payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

Issuance of a Contract

The maximum issue age for this Contract is age 90. To purchase a Contract, you must submit certain application information and a Purchase Payment to us through a registered representative of broker/dealers who are also appointed as agents of the Company. Eligible broker/dealers must be registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and members of the Financial Industry Regulatory Authority ("FINRA").

If the necessary application information for a Contract accompanies the Purchase Payment is in Good Order, we will issue the Contract. We reserve the right to reject any application. We require allocation instructions for your application to be in Good Order. We will apply the Purchase Payment in accordance with your allocation instructions. If you do not provide us with allocation instructions, your application will not be in Good Order.

The Contract is between you and the Company. The Contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your Contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the Contract, have the sole authority to make investment allocations and other decisions under the Contract.

Purchase Payments

The minimum Purchase Payment is $5,000; lower Purchase Payments require prior approval from the Company. We will issue the Contract once we receive the minimum Purchase Payment amount. You may allocate your Purchase Payment among the available References Indices and Crediting Factor(s).

The Purchase Payment may not exceed $1,000,000 without prior approval from the Company. We may impose conditions for our acceptance of a Purchase Payment greater than $1,000,000.

We reserve the right to limit, temporarily hold in suspense, or reject any Purchase Payment at any time. We may exercise this right if required by law or if we determine there are suspicious circumstances or activity surrounding your Purchase Payment, or portions of it. We also reserve the right to accept a lower minimum Purchase Payment or a larger maximum Purchase Payment. You may also purchase the Contract in exchange for another insurance contract.

Since this is a single Purchase Payment investment, you are unable to increase your Contract Value (and therefore the Death Benefit payable under the Contract) through subsequent Purchase Payments. In evaluating the purchase of a Qualified Contract, purchasers should take into consideration that they will not be able to make annual contributions to the Qualified Contract because additional Purchase Payments are not permitted. You should consult with your financial professional prior to purchasing the Contract.

Right to Cancel

The Contract is no longer offered to new purchasers, all issued Contracts are beyond the "free look" period — the following is for information purposes. If for any reason you are not satisfied with your Contract, you have the right to return the Contract within a certain number of days, which is at least 10, after you receive it, along with a written cancellation request, to our Administrative Office or the financial professional who sold it. If state law requires, this "free look" period may be longer than 10 days.

If you cancel your Contract during your "free look" period, we will not assess a Withdrawal Charge or an MVA. The returned Contract will be treated as if it were never issued, and you will receive a refund of the Contract Value, in states where permitted. This amount may be more or less than your Purchase Payment. In other states, we are required to refund the greater of the Contract Value or your Purchase Payment.

Other material state variations may apply. See APPENDIX: STATE CONTRACT AVAILABILITY AND VARIATIONS OF CERTAIN FEATURES for information on material state variations. State variations are identified in a special contract form used in that state. If you would like to review a copy of the Contract form for your particular state, contact our Customer Service at 1-877-723-8723 or your financial representative.

If you purchase the Contract as a Qualified IRA annuity Contract or hold it in an IRA Account, federal law requires that we refund your Purchase Payment. Some states also require us to return your Purchase Payment on the exercise of your right to cancel the Contract.

Allocation of Your Purchase Payment

You must provide us with allocation instructions on how to allocate your Contract Value to the Strategies. Allocations must be in dollars or whole percentages. The allocation instructions you provide us on your application automatically become your default allocation instructions, and we will follow these default instructions unless (1) you provide us new instructions or (2) we are unable to follow your instructions because we have discontinued a particular Reference Index or Crediting Factor.

You can elect to automatically rebalance your Contract Value on each Contract Anniversary. With this option, we will rebalance or reallocate the Contract Value among all of your selected Strategies according to your allocation instructions. See OTHER OPTIONAL BENEFITS — Rebalancer Option.

Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone. For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract at any time for any reason.

After the first Contract Year, a Strategy's Term Start Date is the same Business Day as the maturing Strategy's Term End Date. You may re-allocate your Contract Value among the available Reference Indices and Crediting Factors only on the applicable Strategy Term End Date and only if that date occurs before your Annuity Commencement Date.

Strategy Transfers and Renewals

At the end of the Strategy Term, you may use all or part of the Strategy Value to renew the Strategy or establish a new Strategy.

Restrictions on Transfers During a Strategy Term

You may not transfer all or part of the value of an existing Strategy during the Strategy Term to any other existing Strategy.

You may not use all or part of the value of an existing Strategy to establish a new Strategy on any day other than a Contract Anniversary during the Accumulation Period.

Any instruction from you for either of these transactions will be treated as not in Good Order and will not be honored.

Renewal or Transfer of Strategy Value on a Contract Anniversary

Each Strategy will have a corresponding Cap, which we may change each Contract Year. In general, the Cap will be lower for Strategies that offer a Floor or Buffer that provides greater protection from negative Index Performance and higher for Strategies that offer less protection from negative Index Performance. We guarantee that Strategies offering a Floor or a Buffer that were available when you purchased your Contract, will be available for each Reference Index or substitute Reference Index during the life of your Contract.

You will have the choice of continuing in your existing Strategy(ies) with the new Cap, moving your Contract Value to another Strategy with the same Reference Index and a different Crediting Factor, or moving your Contract Value to another available Strategy with a different Reference Index and/or Crediting Factor. If you do not inform us that you want to move your Contract Value to another Strategy, you will stay in your current Strategy subject to the new Cap for the next Contract Year. You assume the risk that the new Cap may be less favorable than the Cap under the maturing Strategy and other Strategies that we currently offer. However, the Cap for the new Strategy will be those currently offered and may be different that those associated with the maturing Strategy.

At least fifteen (15) days before your Contact Anniversary, we will advise you of the upcoming Contract Anniversary and request instructions for allocation of the Strategy Value. The notice we send will include a description of the new Cap, which may be higher, lower, or the same as the previous Cap for each Strategy offered under your Contract. The new Cap may be as low as the minimum Cap of 1.5%. If you want to make an allocation change, you must give us notice no later than two (2) Business Days prior to your Contract Anniversary.

Not less than two weeks prior to the Strategy Term End Date, you can obtain information about Cap rates for each Strategy that will be available on the upcoming Contract Anniversary (which coincides with the next available Strategy Term Start Date). You may obtain this information the following ways:

•  Directly from us by calling 1-877-723-8723; or

•  From the financial professional who sold or services your Contract.

On a Strategy Term End Date, you may use the Strategy Value to renew, reallocate, or establish one or more new Strategies from those we are offering at that time.

Withdrawals and Surrenders

Anytime on or before the Annuity Commencement Date you may request a withdrawal from — or a surrender of — your Contract Value, by written Request in Good Order or any other method we permit at that time. The written consent of all Owners and irrevocable Beneficiaries must be obtained before we process a withdrawal or surrender. Federal and state income taxes may apply to distributions from the Contract, and a 10% additional tax may apply if the distribution occurs before an Owner's age 59 1/2. See TAXATION OF ANNUITIES IN GENERAL — Taxation of Withdrawals and Surrenders. Consult your tax adviser before taking a withdrawal.

If you make a withdrawal or surrender the Contract, we will apply a Market Value Adjustment ("MVA") to any withdrawal or surrender that exceeds the Free Annual Withdrawal Amount. If interest rates at the time of the withdrawal are higher than at the start of the Interest MVA Term, the MVA will be negative. Conversely, if interest rates at the time of the withdrawal are lower than at the start of the Interest MVA Term, the MVA will be positive. A negative result from the Market Value Adjustment formula reduces the amount you receive or your remaining Contract Value, while a positive result from the Market Value Adjustment formula increases the amount you receive or your remaining Contract Value.

Generally, any negative MVA, and therefore the amount we deduct from the amount you receive or your remaining Contract Value when applying the MVA, will be greater if you request a withdrawal or surrender early during an Interest MVA Term, especially during the initial Interest MVA Term.

Application of a negative MVA to a withdrawal request or a surrender that exceeds the Free Annual Withdrawal Amount could reduce the Contract Value to less than the amount protected by any applicable Buffer(s) or Floor (s). Withdrawals and surrenders that exceed the Free Annual Withdrawal Amount in the first six (6) Contract Years (the Withdrawal Charge period) are also subject to a Withdrawal Charge and any applicable Premium Tax, in addition to the Market Value Adjustment.

Note: The application of the Withdrawal Charge and/or MVA to a withdrawal or surrender Request that exceeds the Free Annual Withdrawal Amount could reduce the Contract Value or Surrender Value to less than the amount protected by the Buffer(s) or Floor(s).

Partial Withdrawals

On or before the Annuity Commencement Date, you may request a withdrawal of a portion of your Contract Value, provided:

•  the amount you Request is specified as either a total dollar amount or as a percentage of Contract Value; and

•  the Surrender Value after the withdrawal is processed is at least $2,000 (not required for withdrawals taken to satisfy federal income tax rules concerning minimum distribution requirements application to your Contract).

If any of these requirements is not met, we will treat your withdrawal request as not in Good Order and will not process the Request. If this occurs, we will notify you and provide the opportunity to modify the instructions, so the requirements are met. If a withdrawal Request would cause your Surrender Value to be less than $2,000, we will treat your Request for partial withdrawal as a request for a full surrender of your Contract.

Surrenders

On or before the Annuity Date, you may request a surrender of your Contract and receive its Surrender Value. Unless you instruct us otherwise, we will pay the Surrender Value in a lump sum.

Requests

Requests for a withdrawal or surrender must be by Request in Good Order, or by any other method we permit at that time. These methods may include facsimile or electronic communications.

If we receive your Request for withdrawal or surrender in Good Order before 4 p.m. Eastern Time on a Business Day, we will process the Request that Business Day. If we receive the request on or after 4 p.m. Eastern Time on a Business Day, it will be processed the next Business Day.

We typically pay withdrawal and surrender Requests within five (5) Business Days of the date we receive the Request in Good Order. However, under certain circumstances it may be necessary to delay payment for up to six months, subject to all necessary approvals from the appropriate state insurance regulatory authorities.

How Withdrawals are taken from your Contract Value

Withdrawals will be deducted pro rata from the Strategy Value in the Strategies based on your Contract Value as of the date we received your Written Request in Good Order. We do not allow withdrawals to be deducted from the Strategies other than on a pro rata basis. This means you cannot instruct us on how to apportion the withdrawal, and we may withdraw amounts from a Strategy that you would prefer be excluded. We reserve the right to allow other partial withdrawal methods, in addition to pro-rata, which, if offered, will be made available to you at our sole discretion.

When you make a withdrawal request, you must instruct us as to whether the amount you request is (1) the amount you want to receive (a "net" withdrawal), or (2) the amount you want us to deduct from your Contract Value (a "gross" withdrawal). The formula is generally the same for a gross or net withdrawal; however, if you request a net withdrawal, the amount we deduct from your Contract Value could be more than the amount of your withdrawal request in order to account for the Market Value Adjustment and Withdrawal Charge, if applicable.

Calculating Amounts Associated with a Withdrawal

You will find an explanation of the steps and formulas used to calculate withdrawals and, more specifically, the Market Value Adjustment, and any applicable Withdrawal Charges in the CONTRACT ADJUSTMENT section in the Statement of Additional Information.

Effect of a Withdrawal

A withdrawal during a Strategy Term will not change any of the Crediting Factors. However, if you make a withdrawal or surrender the Contract on any day other than the Strategy Term End Date, you may reduce the Strategy Base. If you make a withdrawal when Strategy Performance is negative, the reduction to the Strategy Base could be significant and will be larger than if Strategy Performance were neutral or positive. The Strategy Base reduction may be substantially larger than the withdrawal amount requested, could result in loss of principal and previously credited interest, and may have a material impact when we apply credited interest or a reduction in Strategy Value on the Strategy Term End Date.

In addition, withdrawals during an Interest MVA Term that exceed the Free Annual Withdrawal Amount are subject to an MVA, and withdrawals made during the first six (6) Contract Years are also subject to a Withdrawal Charge. This means either (1) the amount we deduct from your Contract Value could be more than the amount of your withdrawal request if you request a net withdrawal, or (2) the amount you receive could be less than the amount of your withdrawal request if you request a Gross Withdrawal.

For examples of how a withdrawal or surrender affects your Contract Value, see the CONTRACT ADJUSTMENT section in the Statement of Additional Information.

Withdrawal and Surrender Restrictions

The Owner's right to make surrenders and withdrawals is subject to any restrictions imposed by applicable law or by the Qualified Contract. The Contract Data Page specifies the minimum partial withdrawal amount that you may request as well as the minimum amount of value that must remain in the Contract. If any partial withdrawal, the remaining Contract Value is less than the minimum amount specified on the Contract Data Page, a full surrender of the Contract may be required.

THE GENERAL ACCOUNT

The general account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act"), and neither these accounts nor the Company's general account have been registered as an investment company under The Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the general account included in this Prospectus are for the Owner's information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

Our General Account

We assume the risk of investment gain or loss on amounts held in the general account.

The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the general account, plus any guarantees under the Contract that exceed your Contract Value, are paid from our general account, any amounts that we may pay under the Contract are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract.

We encourage existing Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis as required by state regulators.

Our audited statutory financial statements are incorporated by reference in the Statement of Additional Information (which is available at no charge by calling us at 1-877-723-8723 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

DEATH BENEFIT

If any Owner dies before the Annuity Commencement Date and while the Contract is in force, we will pay a Death Benefit, less any applicable Premium Tax, to the Beneficiary. The Death Benefit terminates on the Annuity Commencement Date.

We will determine the Death Benefit as of the end of the Business Day we receive at our Administrative Office Due Proof of Death of the Owner, either by certified death certificate or by judicial order from a court of competent jurisdiction or similar tribunal. If we receive Due Proof of Death of the Owner after the end of the Business Day, we will determine the Death Benefit on the next Business Day. Only one Death Benefit is payable under the Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and Non-Qualified Contracts, except where noted otherwise. In that regard, the post-death distribution requirements for Qualified Contracts and Non-Qualified Contracts are similar, but there are some significant differences. For a discussion of the post-death distribution requirements for Qualified Contracts, see QUALIFIED RETIREMENT PLANS — Required Minimum Distributions.

The Death Benefit provisions of this Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code in the case of a Non-Qualified Contract, and Section 401(a)(9) of the Code in the case of a Qualified Contract. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

Please note that any Death Benefit payment we make is subject to our financial strength and claims-paying ability.

Payment of the Death Benefit

Within 60 days after we receive Due Proof of Death, the Beneficiary must elect the payment method for the Death Benefit.

The Beneficiary may take the Death Benefit in one sum immediately, in which event the Contract will terminate. No Withdrawal Charges will apply to the Death Benefit. We do not pro-rate Strategy Credit, the Floor, or the Cap in the event a Death Benefit becomes payable between Contract Anniversaries.

If the Death Benefit is not taken in one sum immediately, the Death Benefit will become the new Contract Value as of the end of the Business Day during which we receive Due Proof of Death of the Owner, and the entire interest in the Contract must be distributed under one of the following options:

•  the entire interest must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death, and subject to certain further limits in the case of a Qualified Contract; or

•  the entire interest must be distributed (i) within 5 years of the Owner's death if the Contract is a Non-Qualified Contract or, in some cases, a Qualified Contract, or (ii) within 10 years of the Owner's death if the Contract is a Qualified Contract and the 5-year requirement does not apply under applicable federal tax rules.

The tax rules for Qualified Contracts differ in some material respects from the tax rules for Non-Qualified Contracts, including by limiting the types of beneficiaries who can elect the first option above and the circumstances in which a 5-year or 10-year distribution requirement will apply. See QUALIFIED RETIREMENT PLANS — Required Minimum Distributions.

If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which the Beneficiary wishes to receive his or her portion of the Death Benefit.

Automatic Transfers Upon the Death of an Owner. Regardless of whether your Contract is Qualified or non-Qualified, in the event of the Owner's death, all automatic transfers under the Contract, such as the rebalancer option will cease upon receipt of Due Proof of Death of the Owner at our Administrative Office. If the surviving spouse elects to continue the Contract as the new Owner, they may also elect to participate in the rebalancing program by sending us new instructions, subject to the requirements governing those programs described in this Prospectus. Any eligible Beneficiary who elects a Death Benefit payment option that provides for the payment of Death Benefit proceeds either over the lifetime of the Beneficiary or within 5 or 10 years following the Owner's death (as applicable under federal tax rules) may transfer Contract Value among the Strategies and participate in the rebalancing program. See DEATH BENEFIT — Payment of the Death Benefit.

Continuation of the Contract by a Surviving Spouse

In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the deceased Owner's spouse is the sole Beneficiary, the surviving spouse may elect, in lieu of receiving a Death Benefit, to continue the Contract and become the new Owner.

The Contract will continue with the value of the Death Benefit having become the new Contract Value as of the end of the Business Day during which we received Due Proof of Death. The Death Benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the Death Benefit may be taken in one sum immediately and the Contract will terminate. If the Death Benefit is not taken in one sum immediately, the Death Benefit will become the new Contract Value as of the end of the Business Day during which we receive Due Proof of Death and must be distributed to the new Beneficiary according to options described above under "Payment of the Death Benefit."

A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

The rights of a Beneficiary under an annuity contract depend in part upon whether the Beneficiary is recognized as a "spouse" under federal tax law. A Beneficiary who is recognized as a spouse is treated more favorably than a Beneficiary who is not a spouse for federal tax purposes. Specifically, a Beneficiary who is the spouse of the deceased Owner may continue the Contract and become the new Owner, as described above. In contrast, a Beneficiary who is not recognized as a spouse of the deceased Owner generally must surrender the Contract within 5 or 10 years of the Owner's death or take distributions from the Contract over the Beneficiary's life or life expectancy, beginning within one year of the deceased Owner's death, with the applicable rules different depending on whether the Contract is a Non-Qualified Contract or a Qualified Contract.

U.S. Treasury Department regulations provide that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. In addition, if the Owner and the Beneficiary are no longer married as of the date of death, such individuals are no longer treated as Spouses for federal tax law purposes. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to a civil union or domestic partnership, or if the Beneficiary and the deceased Owner were no longer married as of the date of death, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.

Death of Owner

Death of Owner or Annuitant During the Payment Period

If an Annuitant dies during the Payout Period, remaining Income Payments, if any, will be distributed as provided by the Annuity Payment Option in effect.

If an Owner dies after the start of the income payout, any remaining Income Payments will be distributed at least as rapidly as provided by the Annuity Payment Option in effect.

If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the Annuity Payment Option which was in effect on the Annuitant's date of death.

Death of Owner Who Is Not the Annuitant During the Accumulation Period

If the Owner dies before the Annuity Commencement Date and there is a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Joint Owner may elect to take the Death Benefit or to continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner's Spouse on the date of the Owner's death), the Annuitant and/or the Contingent Annuitant are alive at the time of the

Owner's death, unless the sole Beneficiary is the deceased Owner's surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

If the Owner dies after the Annuity Commencement Date and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the Annuity Payment Option applicable on the Owner's date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.

Death of Owner Who Is the Annuitant

If there is a Contingent Annuitant and a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner will become the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.

If there is a Joint Owner who is the surviving Spouse of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant, and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner's Spouse on the date of the Owner's death) and/or Contingent Annuitant are alive at the time of the Owner's death, unless the sole Beneficiary is the deceased Owner's surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

If Owner/Annuitant Dies After Annuity Commencement Date

If the Owner/Annuitant dies after the Annuity Commencement Date, any benefit payable must be distributed to the Beneficiary in accordance with and at least as rapidly as the Annuity Payment Option in effect on the date of death.

Contingent Annuitant

While the Annuitant is living and at least 30 days prior to the Annuity Commencement Date, you may, by written Request, designate or change a Contingent Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the Request is processed, unless you specify a certain date. You are not required to designate a Contingent Annuitant.

Selecting a Death Benefit

This Contract provides a standard Death Benefit. The following table summarizes information about the Death Benefit available under the Contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Equal to the greater of (less any Premium Tax): 1. the Surrender Value or Contract Value, or 2. the total Purchase Payment applied to the Contract, less any surrenders and withdrawals.	Standard	No charge	• None.

The Death Benefit is included with your Contract at no additional charge. The Death Benefit will be the greater of:

•  the Surrender Value or Contract Value on the date we receive Due Proof of Death, as of the date the Request for payment of the Death Benefit is received, minus any Premium Tax; or

•  the total Purchase Payment applied to the Contract, as of the date the Request for payment is received, less any surrenders, withdrawals, and Premium Tax, if any.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three (3) to five (5) years from the date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. We may withhold tax and tax report on the amount that escheats to the state. The "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. To make such changes, please contact us by writing to us, calling us, or other approved electronic means to our Administrative Office.

OTHER OPTIONAL BENEFITS

In addition to the Death Benefit discussed elsewhere in the Prospectus, other optional benefits are available under the Contract. The following benefits table summarizes information about these other benefits.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Rebalancer Option	Will automatically rebalance or reallocate the Contract Value on a Contract Anniversary among all of your selected Strategies according to your allocation instructions.	Standard	None	Only occurs on a Contract Anniversary.

Rebalancer Option

If the rebalancer option is elected, on each Contract Anniversary during the Accumulation Period, we will automatically rebalance your Contract Value among the Strategies based on your most recent allocation instructions that we have on file, or the allocation applied on the Effective Date if you have not made any additional allocation change requests. This means, for example, that if you elect the rebalancer option and your allocation instructions require that 50% of your Contract Value be allocated to the S&P 500® Price Return Index and 50% of your Contract Value be allocated to the Russell 2000® Price Return Index, we will transfer your Strategy Values between those Strategies on the Contract Anniversary so that 50% of your Contract Value has been allocated the S&P 500® Price Return Index and 50% of your Contract Value has been allocated to the Russell 2000® Price Return Index following the transfer. If you do not elect the rebalancer option or otherwise instruct us to change your allocation of Contract Value among the Strategies, as described below, your Contract Value will remain allocated among the same Strategies as of the most recent Contract Anniversary.

You may change your allocation of Contract Value among the Strategies and available Crediting Factors on each Contract Anniversary. Any new allocation change request will supersede any prior allocation change requests you made. There are no limits on the number of requests that you can make. Your request must be received at our Administrative Office at least two (2) Business Days prior to your Contract Anniversary for the new instructions to be effective for that Contract Anniversary. If we do not receive your Request in time for the next Contract Anniversary, your instructions will be effective on the following Contract Anniversary.

SUSPENSION OR DELAY IN PAYMENTS

Payments of a withdrawal or surrender of the Contract Value or Death Benefit are usually made within five (5) Business Days. However, we may delay such payment of a withdrawal or surrender of the Contract Value or Death Benefit if a reference Index is not published.

We may delay payment of a withdrawal or surrender for up to six months where permitted.

It is possible that the market on which an Index is based could experience an emergency close, or that the compiler of the Index experience an interruption that prevents calculation and/or publication of the closing Index value on a Business Day. This would impact our ability to establish or mature Strategies based on the affected Index. Therefore, if any Index experiences an emergency or interruption of business and cannot publish a closing value, we will delay the Strategy End Date or Strategy Start Date for the Contract until the next Business Day.

SUSPENSION OF CONTRACTS

If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about you and your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to process any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

CHARGES AND ADJUSTMENTS

Contract Fee

We deduct an annual Contract Fee based on the total value of all your interests in the Strategies during the Accumulation Period. The Contract Fee is calculated annually at a rate of 1.20%. The Contract Fee is assessed annually beginning on your first Contract Anniversary and on each Contract Anniversary thereafter. We deduct the Contract Fee on a pro rata basis, as a Strategy Fee, from the Strategy Value of each Strategy that you have selected.

If you surrender the Contract, we will calculate the Contract Fee on a pro rata basis as of the surrender date and will assess the Contract Fee on the total value of all the Owner's interest in the Strategies at the time of the surrender. We will assess the pro rata Contract Fee before applying any Withdrawal Charge or MVA to determine your Surrender Value.

The Contract Fee is intended to compensate us for all the Contract's benefits, including our contractual guarantees, certain Contract expenses, and assuming the expense risk that the current charges are less than future Contract administration costs. If the Contract Fee is less than these costs and risks, we will bear the loss. If the Contract Fee covers these costs and risks, any excess amount is profit to us. We expect a profit from this fee.

Market Value Adjustment

If you make a withdrawal or surrender your Contract during the Accumulation Period, we will apply a "market value adjustment" or "MVA" to any withdrawal or surrender that exceeds the Free Annual Withdrawal Amount. The MVA is based on the change in market interest rates between the beginning of the Interest MVA Term and the withdrawal date. We use MVA rates to measure this change in market interest rates. Application of the MVA to a withdrawal or surrender request that exceeds the Free Annual Withdrawal Amount could reduce the Contract Value or Surrender Value to less than the amount protected by the Buffer(s) or Floor(s). No MVA will apply after the end of the Accumulation Period.

We apply an MVA to transfer risk to you to protect us from losses on our investments supporting Contract guarantees if amounts are withdrawn or the Contract is surrendered before the end of an MVA Term.

For each Strategy, we will calculate the MVA as of the date we receive your written Request for surrender or partial withdrawal in Good Order. If the MVA is positive, we will increase your Surrender Value or amount you receive from a partial withdrawal by the amount of the positive MVA. If the MVA is negative, we will decrease the Surrender Value or amount you receive from a partial withdrawal by the amount of the negative MVA. If the MVA is equal to one (1), we will not change the Surrender Value or amount you receive from a partial withdrawal. For examples of these calculations see THE CONTRACT ADJUSTMENT section in the Statement of Additional Information.

Interest MVA Term

The MVA will apply for the entire Accumulation Period. The initial Interest MVA Term is the first six (6) Contract Years. Withdrawals and surrenders that exceed the Free Annual Withdrawal Amount in the first six (6) Contract Years (the initial Interest MVA Term and Withdrawal Charge period) are also subject to a Withdrawal Charge and any applicable Premium Tax, in addition to the MVA. The Withdrawal Charge percentage starts at 7% and decreases to zero after the first six (6) Contract Years. Following the initial Interest MVA Term of six (6) Contract Years, the Interest MVA Term automatically renews each Contract Anniversary for another six (6) Contract Years. During an Interest MVA Term other than the initial Interest MVA Term, we will apply only an MVA and any applicable Premium Tax, but not a Withdrawal Charge, to any withdrawal requests that exceed the Free Annual Withdrawal Amount.

Market Value Adjustment Formula

The MVA has two components: the Strategy Interest MVA Factor and the Strategy Index MVA Factor. The total MVA is equal to the sum of the two factors. Each MVA Factor may increase, decrease, or not impact the amount you receive from a partial withdrawal or surrender. You may lose a portion of your principal due to the MVA and, as such, you agree to bear the investment risk associated with the MVA. You should carefully consider your income and investment needs before purchasing the Contract.

The formula is applied consistently across all investment options within the Contract. It does not relate specifically to any particular fixed income securities or derivative contracts supporting the Contract, but represents the change in market (or fair) value of hypothetical assets that match the guarantees provided in the Contract.

The two components of the MVA, the Strategy Interest MVA Factor and the Strategy Index MVA Factor, relate to the two classes of assets that support the Contract: (i) the interest market value adjustment (Strategy Interest MVA Factor) approximates changes in the value of the fixed income securities; and (ii) the index market value adjustment (Strategy Index MVA Factor) approximates the changes in the value of derivative instruments.

The Strategy Interest MVA Factor reflects changes in interest rates. In general, if interest rates increase, the Strategy Interest MVA Factor will be negative and will decrease the amount you receive. Conversely, if interest rates decrease the Strategy Interest MVA Factor will be positive and will increase the amount you receive. The Strategy Interest MVA Factor is subject to a six (6) year term that begins on the Contract Effective Date, during which the formula used to calculate the Strategy Interest MVA Factor is fixed. Your Contract continues after the Interest MVA Term End Date, and the Interest MVA Term renews every six (6) years for the life of your Contract through the Accumulation Period. The Strategy Interest MVA Factor may result in an adjustment to a Gross Withdrawal taken on any day, including a Strategy Term End Date, except a Strategy Interest Term End Date, which occurs once every six (6) years.

The Strategy Index MVA Factor reflects changes in the value of derivative instruments, which is calculated using an options valuation model called the Black Scholes model. The model uses a variety of market inputs, including the price of the Reference Index, the volatility of the Reference Index price and the time remaining until the date when the option may be exercised, to estimate the option's value at any particular point during the Strategy Term. The Strategy Index MVA Factor may be negative even when the value of the Reference Index has increased or a decline in the value of the Referenced Index is within the amount of the applicable Floor or Buffer. Furthermore, the Strategy Index MVA Factor always will be less than any increase in the value of the Reference Index.

The Strategy Index MVA Factor will be zero on any Strategy Term End Date and will not result in any adjustment to withdrawals taken at the end of a Strategy Term. You may avoid a Strategy Index MVA Factor adjustment by taking a withdrawal on a Strategy Term End Date or by limiting any withdrawal to the Free Annual Withdrawal Amount. In contrast, the application of the Strategy Interest MVA Factor may result in an adjustment to a partial withdrawal or surrender taken on any day, including a Strategy Term End Date, except an Interest MVA Term End Date, which occurs every six years.

The MVA is calculated as the sum of the Strategy MVAs. For each Strategy, the Strategy MVA is calculated as A multiplied by the greater of zero and B - (C x (D/E)), where:

A = Strategy MVA Factor,

B = the amount of Strategy Base that is withdrawn as a result of the Request for a partial withdrawal ("Strategy Base Withdrawal"),

C = Free Annual Withdrawal Amount as of the date of the Request, prior to the Request,

D = Strategy Base as of the date of the Request, prior to the Request, and,

E = Contract Base as of the date of the Request, prior to the Request.

The Strategy MVA Factor referenced in "A" above, is calculated as A + B, where:

A = Strategy Interest MVA Factor, and

B = Strategy Index MVA Factor.

The Strategy Interest MVA Factor is calculated as ((1 + A + B) ÷ (1 + C + D))E – 1, where:

A = Interest MVA Rate 1 as calculated on the Interest MVA Term Start Date using the Constant Maturity Treasury rate assuming a term-to-maturity equal to the Interest MVA Term,

B = Interest MVA Rate 2 as calculated on the Interest MVA Term Start Date using The ICE BofA ML 5-7 Year US Corporate Index,

C = Interest MVA Rate 1 as calculated on the date of the Request using the Constant Maturity Treasury rate assuming a term-to-maturity equal to the number of years (whole or partial) from the date of the Request until the Interest MVA Term End Date,

D = Interest MVA Rate 2 as calculated on the date of the Request using The ICE BofA ML 5-7 Year US Corporate Index, and

E = The number of years (whole or partial) from the date of the Request to the Interest MVA Term End Date.

If the specified term-to-maturity is not published, then the rate used will be found by interpolating the rates from next highest and next lowest published maturities (the 30-day rate will be used for a term-to-maturity of less than 30 days).

The Strategy Index MVA Factor is calculated as A – B – (C x (D/E)), where:

A = The estimated market value, expressed as a percentage of the Strategy Base, of a set of put and call options as determined by an option pricing formula ("Strategy Option Value"), as of the date of the Request,

B = Strategy Credit Rate as of the date of the Request,

C = Strategy Option Value as calculated on the Strategy Term Start Date,

D = The number of years (whole or partial) from the date of the Request to the Strategy Term End Date, and

E = Strategy Term.

On each Business Day the Strategy Option Value is calculated based on the estimated market value of a set of put and call options as determined by an option pricing formula. For more information about the calculation of the Strategy Option Value and our use of the Black Scholes model see the CONTRACT ADJUSTMENT section in the Statement of Additional Information.

If any reference used in the calculation of the Strategy Interest MVA Factor or Strategy Index MVA Factor is not published on the day or year the MVA is calculated, the transaction will be postponed until the reference is published. If any publication for any reference used in the calculation of the Strategy Interest MVA Factor or Strategy Index MVA Factor is discontinued or the calculation of the reference is materially changed then the Company will substitute a suitable reference and send notification of this change, subject to approval from the state insurance commissioner if required.

If the publication of any component of the indices used to calculate the Interest MVA Factor is discontinued or the indices are changed substantially, we may substitute a new index for the discontinued or substantially changed index used to calculate the Interest MVA Factor, subject to approval by the insurance department in your state. Before we substitute an index, we will notify you in writing of the substitution.

The result of the MVA formula is a percentage (negative, positive, or zero). That percentage is multiplied by the amount the requested withdrawal or surrender exceeds the available Free Annual Withdrawal Amount to determine the dollar amount of the MVA. The dollar amount of the MVA will increase, decrease or have no effect on either (1) your withdrawal proceeds or (2) the Contract Value remaining in your Contract and any other values (e.g. Death Benefit) that utilize the Contract Value to determine benefits provided. If interest rates at the time of the withdrawal are higher than at the start of the Interest MVA Term, the MVA will be negative and will reduce your withdrawal proceeds or your Contract Value. A negative adjustment could reduce values under your Contract by more than the amount withdrawn. In extreme circumstances, the maximum percentage amount of potential loss resulting from a Market Value Adjustment decrease is 90%. Conversely, if interest rates at the time of the withdrawal are lower than at the start of the Interest MVA Term, the MVA will be positive.

Please call us at 1-877-723-8723 if you have any questions about the current Market Value Adjustment that may apply to a withdrawal or surrender greater than the Free Annual Withdrawal Amount. Any Market Value Adjustment rate and amount can fluctuate daily. The Market Value Adjustment dollar amount or the Market Value Adjustment rate provided to you may differ from the actual value calculated at the time of the adjustment.

For examples of how the MVA can affect a full surrender or withdrawal requested, see the CONTRACT ADJUSTMENT section in the Statement of Additional Information.

Waiver of MVA

The MVA will not apply to:

•  Free Annual Withdrawal Amount,

•  A surrender that qualifies as Hardship Waiver such as the Nursing Home, Hospital, or terminal illness waiver, as described in this prospectus,

•  Partial withdrawals taken as RMDs under the Code, as permitted pursuant to a systematic withdrawal option we provide, and

•  Income Payments during the Payment Period.

If you elect to begin annuity payments, we will apply the MVA to Contract Value used to calculate Income Payments. We will not apply the MVA to the Income Payments you receive.

Withdrawal Charge

General

We do not deduct any charge for sales expenses from your Purchase Payment at the time you make them. However, within certain time limits described below, we deduct a Withdrawal Charge (may also be referred to as a "surrender charge") from the Contract Value when you make a surrender or withdrawal, before the Annuity Commencement Date during the Withdrawal Charge period. We do not apply the Withdrawal Charge when we pay a Death Benefit. If you elect to begin annuity payments within the first six (6) Contract years, we will deduct the applicable Withdrawal Charge from the Contract Value used to calculate Income Payments.

The Withdrawal Charge reimburses us for expenses related to sales and distribution of the Contract, including commissions, marketing materials, and other promotional expenses. In the event Withdrawal Charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess.

The amount of the Withdrawal Charge depends on the length of time you have owned your Contract, and the amount you withdraw. The Withdrawal Charge amount is computed as a percentage of the amount withdrawn in excess of the Free Annual Withdrawal Amount, see the "Free Annual Withdrawal Amount" section below.

The Withdrawal Charge percentage applicable during each Contract Year during the Withdrawal Charge period are displayed in the table below:

Contract Year	Withdrawal Charge Percentage
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7 or more	0%

Calculating the Withdrawal Charge

For purposes of calculating the Withdrawal Charge, we treat the Contract Year in which we receive your Purchase Payment as "Contract Year 1."

We will deduct the Withdrawal Charge as a percentage of the Purchase Payment being withdrawn excluding the Free Annual Withdrawal Amount, as applicable. The Withdrawal Charge will be calculated as the greater of zero and A times the lesser of B – D and C – D, where:

A = Withdrawal Charge Percentage

B = Contract Base withdrawal calculated as the result of the Request for payment,

C = Remaining Purchase Payment as of the date the Request for payment is received, and

D = Remaining percentage of Purchase Payment available as a Free Annual Withdrawal Amount, as of the date the Request for payment is received.

On surrender, you will receive the Contract Value as adjusted for any applicable Strategy Credits and MVA less any applicable Withdrawal Charge. For an example of how we calculate the amount you receive when you make a partial withdrawal, see the CONTRACT ADJUSTMENT section in the Statement of Additional Information.

We will not assess the Withdrawal Charge on:

•  Free Annual Withdrawal Amount,

•  Death Benefit proceeds,

•  Partial withdrawals taken as RMDs under the Code,

•  Partial withdrawals or a surrender after the sixth (6) Contract Year,

•  A surrender that qualifies as a Hardship Waiver such as the Nursing Home or Hospital waiver or terminal illness waiver as described below, and

•  Income Payments during the Payout Period.

Free Annual Withdrawal Amount

After the first Contract Anniversary, you may receive a Free Annual Withdrawal Amount each year, equal to 10% of the remaining Purchase Payment. Initially, the Purchase Payment is initially equal to the amount of the single premium you paid and subsequently reduced by the Gross Withdrawal of each partial withdrawal that you request, including any Free Annual Withdrawal Amount and RMD. As long as the partial withdrawals you take during a Contract Year do not exceed the Free Annual Withdrawal Amount, we will not assess a Withdrawal Charge or apply an MVA.

If you make a partial withdrawal of less than the Free Annual Withdrawal Amount, the remaining Free Annual Withdrawal Amount will be applied to any subsequent partial withdrawal which occurs during the same Contract Year. Any remaining Free Annual Withdrawal Amount will not carry over to a subsequent Contract Year. The Free Annual Withdrawal Amount is limited to and cannot exceed the Surrender Value of your Contract.

Withdrawals, including withdrawals of the Free Annual Withdrawal Amount, maybe subject to income taxation and may be subject to a 10% federal additional tax if taken before the Owner reaches age 59 1/2. See TAXATION OF ANNUITIES IN GENERAL — Taxation of Withdrawals and Surrenders.

Hardship Waivers

We will not deduct a Withdrawal Charge or apply an MVA in the case of a full surrender where the Owner or Annuitant qualifies for the Nursing Home or Hospital waiver or terminal illness waiver, as described below. Before granting the waiver, we may request a second opinion or examination of the Owner or Annuitant by one of our examiners. We will bear the cost of any second opinion or examination. Further, the Company reserves the right to require access to medical records prior to payment of any amount. You may exercise this waiver only once during the time you own the Contract. Hardship Waivers are only applicable to a full surrender.

Nursing Home or Hospital Waiver

We will not deduct a Withdrawal Charge or apply an MVA in the case of a full surrender where any Owner or Annuitant is confined to a licensed Nursing Home or Hospital and has been confined to such Nursing Home or Hospital for at least 180 consecutive calendar days after the latter of the Effective Date or the date of change of Owner or Annuitant. We may require verification of confinement to the Nursing Home or Hospital

The conditions that must be met are:

•  Proof that the confinement in a Nursing Home or Hospital is recommended by a physician who is duly licensed by the state to treat the injury or sickness causing the confinement and who is not an employee of the Nursing Home or Hospital where the Annuitant or Owner is confined; and

•  A Request for a waiver of the Withdrawal Charge and the MVA, accompanied by written proof of confinement and the physician's recommendation described above, is received by the Administrative Office no later than 90 calendar days following the date that the qualifying confinement has ended.

Terminal Illness Waiver

We will not deduct a Withdrawal Charge or apply an MVA in the case of a full surrender where any Owner or Annuitant is diagnosed with a terminal illness and has a life expectancy of 12 months or less from the date of the Request for a withdrawal. As proof, we may require a determination of the terminal illness. Such determination must be signed by a licensed physician making the determination after the latter of Effective Date or the date of change of the Owner or Annuitant. The licensed physician must not be the Owner or Annuitant or a member of either's immediate family.

Please see your Contract for more information.

The laws of your state may limit the availability of the Withdrawal Charge waivers and may also change certain terms and/or benefits under the waivers. You should consult your Contract and Appendix D for further details on these variations. Also, even if you do not pay a Withdrawal Charge because of the waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult a tax adviser to determine the effect of surrendering the Contract on your taxes.

Surrenders

At any time before the Annuity Commencement Date and before the death of the Owner, you may surrender your Contract for the Surrender Value.

To surrender your Contract, you must make a Written Request in Good Order to our Administrative Office. The consent of all Owners and irrevocable Beneficiaries must be obtained before the Contract is surrendered.

If you surrender the Contract, you will receive the Surrender Value which is equal to your Contract Value, less any applicable Withdrawal Charge and adjusted for any MVA, and reduced by Premium Tax, if any. Presented as an equation, the Surrender Value is equal to A + B - C - D where:

A = Contract Value,

B = MVA,

C = Withdrawal Charge, and

D = Premium Tax, if any.

See CHARGES AND ADJUSTMENTS in this Prospectus and for more information on the calculation of any Withdrawal Charge and MVA see the CONTRACT ADJUSTMENT section in the Statement of Additional Information. A surrender may also be subject to income tax and, if taken before age 59 1/2, an additional 10% federal penalty tax. You should consult a tax adviser before requesting a surrender.

Premium Taxes

We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Purchase Payments or values under the Contract. We may deduct charges for the Premium Taxes we incur with respect to your Purchase Payments, from amounts withdrawn, or from amounts applied to a Payment Option. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Purchase Payment, depending on applicable state law.

Other Information

We sold the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts as well as any amounts we earn on investments. See DISTRIBUTION OF THE CONTRACTS for more information about payments we make to the broker-dealers.

ANNUITY PAYMENTS

Annuity Commencement Date

When you purchase the Contract, we will set the Annuity Commencement Date as the Contract Anniversary following the Annuitant's 110th birthday. If there are Joint Annuitants, we will set the Annuity Commencement Date based on the age of the oldest Joint Annuitant.

Annuity Commencement Dates that occur or are scheduled to occur at an advanced age for the Annuitant (e.g., past age 95), may in certain circumstances have adverse income tax consequences. See TAXATION OF ANNITES IN GENERAL. Distributions from Qualified Contracts may be required before the Annuity Commencement Date.

Changing the Annuity Date

You may change the Annuity Commencement Date by sending a written Request in Good Order to our Administrative Office provided: (i) the request is made while an Owner is living; (ii) the request is received at our Administrative Office at least 30 calendar days before the anticipated Annuity Commencement Date; and (iii) the requested Annuity Commencement Date is at least two (2) years after the Effective Date. Any such change is subject to any maximum maturity age restrictions that may be imposed by law and cannot extend past the Annuitant's 110th birthday or the original Annuity Commencement Date.

Terms of Income Payments

We use fixed rates of interest to determine the amount of Income Payments payable under the Annuity Payment Options. Income Payments will vary, however, depending on the number of Annuitants living on the Annuity Commencement Date. Once Income Payments begin, you cannot change the terms or method of those payments. We do not apply a Withdrawal Charge or MVA to Income Payments.

If there is one Annuitant living on the Annuity Commencement Date, we will apply your Surrender Value to provide for a Life Income Option, unless you have elected an Annuity Payment Option before the Annuity Commencement Date or we are otherwise required under the Code. If there are two Annuitants living on the Annuity Commencement Date, we will apply your Surrender Value to a Joint and Last Survivor Life Income Option unless you have elected an Annuity Payment Option before the Annuity Commencement Date or we are otherwise required by the Code. We describe the Life Income Option and the Joint and Last Survivor Life Income Option under "Annuity Payment Options" below.

We will make the first Income Payment on the Annuity Commencement Date. We may require proof of age and sex of the Annuitant/Joint Annuitants before making the first Income Payment. To receive Income Payments under any Annuity Payment Option, the Annuitant/Joint Annuitant must be living on the Annuity Commencement Date and on the date that each subsequent payment is due as required by the terms of the Annuity Payment Option. We may require proof from time to time that this condition has been met.

Annuity Income Payments

On the Annuity Date, we will apply the Contract Value to the Annuity Option you have selected to determine your annuity income payment. You choose the frequency of the annuity Income Payments subject to certain minimum payment amounts as discussed in Election of an Annuity Payment Option below.

Fixed Income Payments

Fixed Income Payments are periodic payments from the Company to the designated Payee, the amount of which is fixed and guaranteed by the Company. Once fixed Income Payments have begun, they may not be surrendered.

Election of an Annuity Payment Option

You and/or the Beneficiary may elect to receive one of the Annuity Payment Options described under "Options" below. The Annuity Payment Option and distribution, however, must satisfy the applicable distribution requirements of Section 72(s) or 401(a)(9) of the Code, as applicable.

The election of an Annuity Payment Option must be made by written Request. The election is irrevocable after the payments commence. The Payee may not assign or transfer any future payments under any option.

The amount applied under each Annuity Payment Option must be at least $250 or the amount required to provide an initial monthly Income Payment of $20.

You may elect to receive Income Payments monthly, quarterly, semiannually, or annually. We will also furnish the amount of such payments on request. Payments that are less than $20 will only be made annually.

If you do not specify an Annuity Payment Option in your application, the default payment option will be Option 1 — Life Annuity. You may change this payment option any time before payments begin on the Annuity Commencement Date.

Annuity Payment Options

We offer the following Annuity Payment Options:

Option 1 — Life Annuity. We make Income Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant's death. The Contract will not enter the Payment Period if the Annuitant dies after the election of this Annuity Payment Option 1, but prior to the date Income Payments begin, and the Beneficiary will receive the Contract's Surrender Value. If the Annuitant dies shortly after Income Payments have begun, on the Annuity Commencement Date, the Payee may receive less than your investment in the Contract.

Option 2 — Life Annuity with Guaranteed 10-Year Period Certain. We make Income Payments during the life of the Annuitant, with payments for a guaranteed minimum period of 10 years. The Contract will not enter the Payment Period if the Annuitant dies after the election of this Annuity Payment Option 2, but prior to the date Income Payments begin, and the Beneficiary will receive the Contract's Surrender Value. If the Annuitant dies after Income Payments begin, the Beneficiary will receive the present value of the remaining payments, computed at the interest rate used to calculate Option 2, for the guaranteed minimum period of 10 years.

Option 3 — Joint and Last Survivor Annuity. We make Income Payments during the lifetimes of the Annuitant and the Joint Annuitant. Upon the death of one Annuitant, Income Payments to the Payee continue during the lifetime of the surviving Joint Annuitant. The Contract will not enter the Payment Period if the Annuitant and Joint Annuitant die after the election of this Annuity Payment Option 3, but prior to the date Income Payments begin, and the Beneficiary will receive the Contract's Surrender Value. If both the Annuitant and Joint Annuitant die shortly after Income Payments have begun, the Payee may receive less than your investment in the Contract.

Option 4 — Joint and Last Survivor with Guaranteed 10-Year Period Certain. We make Income Payments during the life of the Annuitant and Joint Annuitant, with payments for a guaranteed minimum period of 10 years. The Contract will not enter the Payment Period if the last surviving Annuitant dies after election of this Annuity Payment Option 4, but prior to the date Income Payments begin, and the Beneficiary will receive the Contract's Surrender Value. If the last surviving Annuitant dies after Income Payments begin, the Beneficiary will receive the present value of the remaining payments, computed at the interest rate used to calculate Option 4, for the guaranteed minimum period of 10 years.

Option 5 — Life Annuity with Cash Refund. We make Income Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant's death, the Payee may receive a lump sum refund. The amount of the lump sum refund equals the amount applied to this Annuity Payment Option minus the total paid to the Annuitant under this option. The Contract will not enter the Payment Period if the Annuitant dies after the election of this Annuity Payment Option 5, but prior to the date Income Payments begin, and the Beneficiary will receive the Contract's Surrender Value. If the Annuitant dies before the lump sum amount applied to this Annuity Payment Option has been recovered, the remaining lump sum amount will be paid to the Beneficiary.

Option 6 — any other form of annuity payment acceptable to the Company.

The options described above may not be offered in all states. We may offer other Annuity Payment Options. If your Contract is a Qualified IRA annuity Contract or you purchase the Contract through an IRA Account, not all options may satisfy the RMD rules. Consult a tax advisor for more information.

Death of Annuitant or Owner After Annuity Date

In the event of the death of any Owner on or after the Annuity Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Date and before all benefits under the Annuity Option you selected have been paid, we generally will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. However, in the case of a Qualified Contract, the Required Minimum Distribution rules of Code Section 401(a)(9) may require any remaining portion of such benefits to be paid more rapidly than originally scheduled. In that regard, it is important to understand that in the case of a Qualified Contract, once annuity payments start under an Annuity Payment Option it may be necessary to modify those payments following the Annuitant's death in order to comply with the Required Minimum Distribution rules. See QUALIFIED RETIREMENT PLANS — Required Minimum Distributions. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

FEDERAL TAX MATTERS

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address Federal estate, gift, or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, we make no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of Income Payments as contemplated by the Contracts, or in some other form of distribution.

Nonnatural Owner

As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

•  Contracts acquired by an estate of a decedent by reason of the death of the decedent;

•  Certain Qualified Contracts;

•  Contracts purchased by employers upon the termination of certain Qualified Plans;

•  Certain Contracts used in connection with structured settlement agreements; and

•  Contracts purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Dates

If the Contract's Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Withdrawals and Surrenders

In the case of a withdrawal, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic withdrawal plan are treated for tax purposes as withdrawals, not annuity payments. In the case of a surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the Purchase Payment made under the Contract (to the extent such payment was neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

Amounts we distribute may not be subject to Withdrawal Charges if you have a terminal illness or enter, for a period, certain Nursing Home facilities. However, such distributions will still be treated as withdrawals for federal income tax purposes. There is some uncertainty regarding the treatment of the Market Value Adjustment for purposes of determining the amount includible in income as a result of any withdrawal, assignment or pledge or transfer without adequate consideration. Congress has given the Internal Revenue Service ("IRS") regulatory authority to address this uncertainty. However, as of the date of this Prospectus, the IRS has not issued any regulations addressing these determinations. At this time, the Company plans to determine for tax reporting purposes the amount includible in income as a result of any withdrawal, assignment or pledge or transfer without adequate consideration without regard to the Market Value Adjustment. The IRS could disagree with this treatment with the result that, depending on the circumstance, the Owner could have either more or less income than reported by the Company.

Withdrawals and surrenders may be subject to a 10% additional tax. See TAXATION OF ANNUITIES IN GENERAL — Additional Tax on Premature Distributions. Withdrawals and surrenders may also be subject to federal income tax withholding requirements. See FEDERAL INCOME TAX WITHHOLDING.

Taxation of Annuity Payments

Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. The exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the "investment in the contract", adjusted for any period certain or refund feature, to the total expected amount of annuity Income Payments for the term of the Contract (determined under Treasury Department regulations).

Once the total amount of the "investment in the contract" is excluded using this ratio, annuity Income Payments will be fully taxable. If annuity Income Payments cease because of the death of the Annuitant and before the total amount of the "investment in the contract" is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal tax law. You should consult a tax adviser in those situations.

Annuity income payments may be subject to federal income tax withholding requirements. See FEDERAL INCOME TAX WITHHOLDING.

Taxation of Death Benefit Proceeds

Prior to the Annuity Commencement Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such Death Benefit proceeds are includable in income as follows:

•  if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above; or

•  if distributed under an Annuity Payment Option, they are taxed in the same manner as annuity Income Payments, as described above.

After the Annuity Commencement Date, if a guaranteed period exists under a life income Annuity Payment Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

•  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered "investment in the contract" at that time; or

•  if distributed in accordance with the existing Annuity Payment Option selected, they are fully excluded from income until the remaining "investment in the contract" is deemed to be recovered, and all annuity Income Payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. See FEDERAL INCOME TAX WITHHOLDING.

Assignments, Pledges, and Gratuitous Transfers

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a withdrawal of such amount or portion. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The "investment in the contract" is increased by the amount included in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the "investment in the contract" at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as Spouses under federal tax law.

Additional Tax on Premature Distributions

Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% additional tax on the amount of any payment from the Contract (e.g. withdrawals, surrenders, annuity payments, death benefit proceeds, assignments, pledges, and gratuitous transfers) that is includable in income unless the payment is:

•  received on or after the Owner reaches age 59 1/2;

•  attributable to the Owner's becoming disabled (as defined in the tax law);

•  made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary Annuitant (as defined in the tax law);

•  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

•  made under a Contract purchased with a single Purchase Payment when the Annuity Date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Certain other exceptions to the 10% additional tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity income payment, withdrawal, or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by the Company (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders or withdrawals prior to the Annuity Commencement Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal, surrender, or an annuity payment that is taxable and the amount which might be subject to the 10% additional tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a withdrawal, surrender, annuity income payment, or death benefit).

If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% additional tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

Medicare Hospital Insurance Tax on Certain Distributions

A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from non-Qualified Contracts. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

In General

The Contracts are also offered for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Many Qualified Plans provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. Those who are considering the purchase of a Contract for use in connection with a Qualified Plan should consider, in evaluating the suitability of the Contract that the Contract requires a minimum initial Purchase Payment of at least $5,000 and that no additional Purchase Payments may be made. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic withdrawals, withdrawals, and annuity Income Payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans and vary with the type of plan.

Required Minimum Distributions

In General. In the case of Qualified Contracts, rules imposed by Section 401(a)(9) of the Code determine the time at which distributions must commence to you or your beneficiary and the manner in which the minimum amount of the distribution is computed (the "RMD" rules). Legislation passed in 2019 (the "SECURE Act") and in 2022 (the "SECURE 2.0 Act") changed a number of the RMD rules applicable to distributions after the death of a Qualified Contact owner. The changes made by the SECURE Act were generally effective after 2019, and the changes made by the SECURE 2.0 Act were generally effective after 2022. This discussion is a general description of the new RMD rules implemented by the SECURE and SECURE 2.0 Acts and not those of prior law, which remain applicable in certain circumstances. In addition, the terms of your plan or IRA will control. Failure to comply with the RMD rules may result in the imposition of an excise tax. This excise tax generally equals 25% of the amount by which the minimum required distribution exceeds the actual distribution from the Qualified Plan. The excise tax is reduced to 10% if a taxpayer receives a distribution, during the "correction window," of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions.

When Distributions Must Begin. Distributions of minimum amounts (as specified in the RMD rules) must commence from Qualified Plans by the "required beginning date." In the case of Individual Retirement Accounts or Annuities (IRAs), this generally means April 1 of the calendar year following the calendar year in which the Owner reaches the "applicable age." In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Roth IRAs are not subject to the lifetime RMD rules. For taxable years beginning after December 31, 2023, lifetime RMDs are no longer required for designated Roth accounts under 401(k) and 403(b) plans. RMDs must still be taken from designated Roth accounts for 2023, including those with a required beginning date of April 1, 2024.

If you were born...	Your "applicable age" is....
Before July 1, 1949	70 1/2
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
In 1960 or later	75

Annual Distribution Amount. If you choose to take RMDs in the form of withdrawals, the annual amount to be distributed is determined by dividing your Contract's account value by the applicable factor from IRS life expectancy tables. The Death Benefit under your Contract, the Waiver of Withdrawal Charge and Market Value Adjustment for terminal condition or nursing facility confinement, and certain other benefits of your Contract may increase the amount of the minimum required distribution that must be taken from your Contract. If your Contract is an IRA, we will calculate your RMDs during your lifetime if you ask us to do so.

Death Before Your Required Beginning Date. In general, if you die before your required beginning date, and you have a designated beneficiary, any remaining interest in your Contract must be distributed within 10 years after your death, unless the designated beneficiary is an "eligible designated beneficiary" ("EDB"). A designated beneficiary is any individual designated as a beneficiary by the IRA owner or an employee-annuitant. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death. Special rules apply to EDBs who are minors and to beneficiaries that are not individuals.

Death On Or After Your Required Beginning Date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Contract must continue to be distributed annually over the longer of your remaining life expectancy and your beneficiary's life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your beneficiary is an EDB (other than a minor child), distributions must continue annually over the longer of your remaining life expectancy and the EDB's life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB's death. Special rules apply to EDBs who are minors and beneficiaries that are not individuals.

Spousal Continuation. If your sole beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to your surviving spouse's own IRA, or by treating your IRA as your surviving spouse's own IRA. In certain circumstances, the spouse may have to take a "hypothetical RMD" before transferring their interest or treating your IRA as their own.

Annuity Payments. If you choose to take some or all of your RMDs in the form of annuity payments rather than withdrawals, the payments may be made over your life, your life and the life of your designated beneficiary, for a certain period, or for life with or without a period certain. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by the Company) in order to comply with the post-death distribution requirements.

The minimum distribution requirements are complex and unclear in numerous respects. The manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

Additional Tax on Premature Distributions

There may be a 10% additional tax under section 72(t) of the Code on the taxable amount of payments from certain Qualified Contracts. In the case of an IRA, exceptions provide that the additional tax does not apply to a payment:

a.  received on or after the date the Owner reaches age 59 1/2;

b.  received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

c.  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Section 401 and 403, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the additional tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases, for higher qualified education expenses, or in the case of a qualified birth or adoptions. Special conditions must be met for these three exceptions to the additional tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax adviser. Certain other exceptions to the 10% additional tax not described herein also may apply.

Other Considerations

When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible, and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" (or SEP) under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59 1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence during the Owner's lifetime. A Roth IRA may accept a "qualified rollover contribution" from a (1) non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA. For tax years beginning after December 31, 2023, a beneficiary of a section 529 account can roll over a distribution from the section 529 account to a Roth IRA for the beneficiary if certain requirements are met. The rollover must be paid through a trustee-to-trustee transfer. The rollover amount in any year cannot exceed the Roth IRA contribution limit and the aggregate amount for all years cannot exceed $35,000. In addition, the rollover must be from a section 529 account that has been open for more than 15 years. Other restrictions may apply.

IRA to IRA Rollovers and Transfers

A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.

A rollover from any one of your IRAs (including IRAs you have with another company) with another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution.

If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.

A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A "trustee-to-trustee" transfer is not considered a rollover and is not subject to the 60-day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and "qualified rollover contributions" to Roth IRAs.

FEDERAL INCOME TAX WITHHOLDING

In General

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract, including amounts that escheat to the state, unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

FATCA Withholding

In order for the Company to comply with income tax withholding and information reporting rules which may apply to annuity contracts, the Company may request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U.S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity; and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If the Company does not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which the Company is required to withhold income tax. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, the Company may be required to report Contract Values and other information for certain contractholders. For this reason the Company may require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including Death Benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of distributee or recipient.

GENERAL MATTERS

Error in Age or Gender

When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate when permitted by the state of issue.

Incontestability

We will not contest the Contract after it has been in force during the Owner's lifetime for 2 years from the Contract Effective Date.

Non-Participation

The Contract is not eligible for dividends and will not participate in Company's surplus or profits.

Assignment or Transfer of a Contract

You have the right to assign or transfer a Non-Qualified Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We must be properly notified in writing of an assignment. You must submit your written Request to assign the Contract to our Administrative Office and your Request for assignment is subject to our written approval. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We will not consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. We do not assume responsibility for any assignment or transfer.

Any annuity payments or surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. We do not assume responsibility for any assignment or transfer. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. See TAXATION OF ANNUITIES IN GENERAL — Assignments, Pledges and Gratuitous Transfers.

Modification

No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

Reports

At least annually prior to the Annuity Commencement Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

Settlement

Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

Receipt of Payment

If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

Protection of Proceeds

To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

Minimum Values

The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

Application of Law

The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.

DISTRIBUTION OF THE CONTRACTS

Distribution

We offered the Contracts on a continuous basis to customers of licensed insurance agents (the "Selling Agents") in those states where the Contract may be lawfully sold.

Prior to October 5, 2020, the offering of the Contracts was made on a continuous basis by Empower Financial Services, Inc., a wholly-owned subsidiary of Empower. Empower Financial Services, Inc. is a Delaware corporation registered as a broker/dealer with the SEC, and a member of FINRA. Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado, 80111.

Effective October 5, 2020, Investment Distributors, Inc. ("IDI") became principal underwriter. IDI is a subsidiary of Protective Life Corporation ("PLC"), the parent of Protective Life Insurance Company. IDI is a Tennessee corporation and was established in 1993. IDI's principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223. IDI is registered with the SEC under the Exchange Act as a broker-dealer and is a member firm of FINRA.

Empower (or its affiliates, for purposes of this section only, collectively, "the Company"), in all cases as agent for Empower Financial Services, Inc., may pay eligible Consultants or other entities compensation for the promotion and sale of the Contract. Compensation paid to eligible Consultants or other entities is not paid directly by the Owner or the Series Account. The Company intends to fund this compensation through a number of sources, such as fees and charges imposed under the Contract and payable to the Company, and from profits on payments received by the Company from Portfolios' advisers or administrators for providing administrative, marketing, and other support and services to the Portfolios. See "Payments We Receive" above. The Company may pay a portion of these proceeds to eligible Consultants or other entities for distribution services.

IDI agents may receive additional cash and non-cash incentives to promote the sale of the Contracts. IDI agents may participate in various contests and promotions subject to applicable FINRA regulations in which IDI agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, IDI agents also may receive travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to IDI agents may be based on certain performance measurements, including a percentage of the net amount invested in certain investments available under the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for an IDI agent to recommend or sell the Contract instead of other products or recommend certain investments under the Contract over other investments, which may not necessarily be to your benefit.

To the extent permitted by FINRA rules, applicable state insurance law and regulations, and Department of Labor rules and regulations, and as mutually agreed upon by the Company and eligible Consultants or other entities, the Company may pay a portion of these proceeds to eligible Consultants or other entities:

•  for distribution services;

•  as compensation for administrative and insurance services provided by the Consultants on behalf of Empower Financial Services, Inc. or IDI;

•  as a marketing allowance or other promotional incentive; and

•  as payments in the form of cash or other compensation.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of the Contracts, which IDI passed along directly to the Selling Broker-Dealers.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2023	$334,660.43
December 31, 2024	$315,553.85
December 31, 2025	$184,808.83

The amount and timing of commissions we may pay to Selling Broker-Dealers may vary depending on the selling agreement and the contract sold but is not expected to be more than 8% of the Purchase Payment. We may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations.

We also pay compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of ours, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of the Purchase Payment.

In addition to the compensation described above, we may make additional cash payments, in certain circumstances referred to as "override" compensations or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, increased access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of our products, assistance in training and education of the Selling Agents, and opportunities for us to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our index-linked annuity contracts (including the Contract) and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions and other incentives or payments described above are not charged directly to you. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

LEGAL PROCEEDINGS

The Company is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Empower and proceedings generally applicable to business practices in the industry in which we operate. The Company may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations, and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position.

Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's ability to meet its obligations under the Contracts.

FINANCIAL STATEMENTS

The financial statements of the Company are incorporated by reference in the Statement of Additional Information.

APPENDIX:
INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Strategies currently available under the Contract. We may change the features of the Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Strategies, and terminate existing Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://Protective.onlineprospectus.net/Protective/cc/?ctype=custom_1. You can find information about the features of the Index-Linked Options in THE COMPANY AND INVESTMENT OPTIONS — Index Linked Options section and information about Contract adjustments in the CHARGES AND ADJUSTMENTS section.

Note: If amounts are removed from a Strategy before the end of its Term, we may apply a Market Value Adjustment. This may result in a significant reduction on your Contract Value that could exceed any protection from Index loss that would be in place if you held the option under the end of the Term.

Index	Type of Index	Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Strategy)
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	0% Floor	1.5% Cap Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	0% Floor	1.5% Cap Rate
Russell 2000 Price Return Index*	This is a market index comprised of equity securities of small-cap U.S. companies.	1-Year	point-to-point	0% Floor	1.5% Cap Rate
NASDAQ-100 Price Return Index*	This is a market index comprised of securities of the 100 largest domestic and international non-financial companies.	1-Year	point-to-point	0% Floor	1.5% Cap Rate
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-2.5% Floor	1.5% Cap Rate

Index	Type of Index	Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Strategy)
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-2.5% Floor	1.5% Cap Rate
Russell 2000 Price Return Index*	This is a market index comprised of equity securities of small-cap U.S. companies.	1-Year	point-to-point	-2.5% Floor	1.5% Cap Rate
NASDAQ-100 Price Return Index*	This is a market index comprised of securities of the 100 largest domestic and international non-financial companies.	1-Year	point-to-point	-2.5% Floor	1.5% Cap Rate
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-5% Floor	1.5% Cap Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-5% Floor	1.5% Cap Rate
Russell 2000 Price Return Index*	This is a market index comprised of equity securities of small-cap U.S. companies.	1-Year	point-to-point	-5% Floor	1.5% Cap Rate

Index	Type of Index	Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Strategy)
NASDAQ-100 Price Return Index*	This is a market index comprised of securities of the 100 largest domestic and international non-financial companies.	1-Year	point-to-point	-5% Floor	1.5% Cap Rate
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-7.5% Floor	1.5% Cap Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-7.5% Floor	1.5% Cap Rate
Russell 2000 Price Return Index*	This is a market index comprised of equity securities of small-cap U.S. companies.	1-Year	point-to-point	-7.5% Floor	1.5% Cap Rate
NASDAQ-100 Price Return Index*	This is a market index comprised of securities of the 100 largest domestic and international non-financial companies.	1-Year	point-to-point	-7.5% Floor	1.5% Cap Rate
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-10% Floor	1.5% Cap Rate

Index	Type of Index	Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Strategy)
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-10% Floor	1.5% Cap Rate
Russell 2000 Price Return Index*	This is a market index comprised of equity securities of small-cap U.S. companies.	1-Year	point-to-point	-10% Floor	1.5% Cap Rate
NASDAQ-100 Price Return Index*	This is a market index comprised of securities of the 100 largest domestic and international non-financial companies.	1-Year	point-to-point	-10% Floor	1.5% Cap Rate
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-10% Buffer	1.5% Cap Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-10% Buffer	1.5% Cap Rate
Russell 2000 Price Return Index*	This is a market index comprised of equity securities of small-cap U.S. companies.	1-Year	point-to-point	-10% Buffer	1.5% Cap Rate

Index	Type of Index	Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Strategy)
NASDAQ-100 Price Return Index*	This is a market index comprised of securities of the 100 largest domestic and international non-financial companies.	1-Year	point-to-point	-10% Buffer	1.5% Cap Rate

*  The Indexes are price return indexes, not total return indexes, and therefore do not reflect dividends paid on the securities composing the Index. In addition, Index performance under the Contract does not reflect full investment performance of those securities.

We guarantee that the Floors and Buffer available at the time you purchased your Contract and include: (i) the 0% Floor, (ii) a Floor from -2.5% to -10%, and (iii) a Buffer of -10% will be available for each Reference Index, including any substituted Reference Index, for the life of your Contract.

The Cap's lowest limit on positive Index gains that may be established is 1.5%. We will never offer a Strategy with a Cap below 1.5%.

APPENDIX:
INDEX SUBSTITUTION EXAMPLE

The following example demonstrates how we would determine credited interest or a reduction in Strategy Value on the Strategy when there has been an Index substitution. This example assumes a S&P 500 Strategy with a $100,000 Strategy Base/ -10% Floor/ 12% Cap.

Strategy:

Strategy Base	$100,000
Term	1-Year
Index	S&P 500 Index
Initial S&P 500 Index Level	1,000
Floor	-10%
Cap	12%

Assume the MSCI EAFE Index is substituted for the S&P 500 Index during the Term of the Strategy above.

S&P 500 Index Performance at the Date of Substitution:

Index	S&P 500 Index
Initial S&P 500 Index Level	1,000
S&P 500 Index Level at Date of Substitution	900
Index Performance	-10%

MSCI EAFE Index Performance for the Remainder of the Term:

Index	MSCI EAFE Index
MSCI EAFE Index Level at Date of Substitution	2,000
MSCI EAFE Index Level at Strategy Term End Date	2,400
Index Performance	20%

Calculation of Credited Interest or Reduction in Strategy Value:

S&P 500 Index Performance	-10%
MSCI EAFE Index Performance	20%
Combined Index Performance(A)	8%
Credited Interest or Reduction in Strategy Value(B)	$8,000
Strategy Value on Strategy Term End Date	$108,000

(A)  The combined Index Performance is calculated as follows: (1 + 1st Index Performance) x (1 + 2nd Index Performance) – 1 = (1 + -10%) x (1 + 20%) – 1 = 8%

(B)  Because the combined Index Performance is positive, the credited interest or reduction in Strategy Value is calculated as follows: (Strategy Base) x (lesser of Cap or (combined Index Performance)) = $100,000 x (lessor of 12% or 8%)) = $8,000

APPENDIX:
STATE CONTRACT AVAILABILITY AND
VARIATIONS OF CERTAIN FEATURES

The following chart describes the material variations of certain features and/or benefits of the Contract in the states where the Contract has been approved as of the date of this Prospectus. Please consult your financial professional for more information about the availability in your state.

STATE	FEATURE	VARIATION
California	Right to Cancel, Special Terms	If you reside in California, the Company will refund the Account Value plus any fees or charges deducted from the Purchase Price if the Contract is cancelled during the right to cancel period. If you are age 60 or older at the time the Contract is issued you may cancel the Contract and return it to us within 30 days and receive return of Account Value if you elected to have the Purchase Price invested in the Strategies. If you did not elect to invest in the Strategies immediately then you will receive return of the Purchase Price and any fees deducted.
The definition of Spouse includes people who entered into a domestic partnership as defined by California Family Code § 297.
Connecticut	Premium Tax and Misstatements	No Premium Tax is charged in Connecticut for annuities and all reference to Premium Taxes in the Contracts have been removed.
In the event of a misstatement of age or sex, annuity payments will be recalculated and coverage will be what the Purchase Price would have purchased had the correct age or sex been given when the Contract was issued based on the Company's published rates.
Florida	Right to Cancel, Contract Value and Strategy Value, Annuity Payment Options	If you reside in Florida you may cancel the Contract and return it to us within 21 days and receive return of the Purchase Price.
All notices or actions required by the Company will be effective when such Request or notice is "received" by the Company and not when the Request or notice is "recorded" by the Company.
There is no guarantee that a Reference/Selected Index will be available for the entire term of the Contract and may be substituted if an original Reference Index is discontinued or there is a material change in the calculation of the original Reference Index.
Any payment made in accordance with the provisions of paragraph 10.03 will not incur MVA, Withdrawal Charges or Contract Fees.
Idaho	Right to Cancel, Surrenders and Withdrawals	If you reside in Idaho you may cancel the Contract and return it to us within 20 days and receive return of the Purchase Price.
In the event of a delay or postponement of payments when the Contract is Surrendered or a Withdrawal is taken beyond 30 days from the date of a Request, the Company will pay interest at the rate specified in Idaho Code Section 28-22-104(2) on any such delayed payments.
Illinois	Special Terms	The definition of Spouse includes people who have entered into a Civil Union as defined in Act 750 ILCS 75/1

STATE	FEATURE	VARIATION
Maryland	General	An annual report will be mailed at least once in each Contract Year showing values as of a date not more than two months prior to the date of mailing.
Massachusetts	Gender, Withdrawal Charge Waivers	All references to gender is removed. Annuity payments and rates have been calculated according to unisex tables.
Waiver of MVA and Withdrawal Charge for Nursing Home and Hospital confinement is not applicable.
Minnesota	Right to Cancel	If you reside in Minnesota the Company will refund the Purchase Payment within 10 days of receipt of the notice of cancellation during the right to cancel period.
Missouri	Special Terms	If there is a misstatement of age or sex then the annuity payments will be recalculated based on the amount of coverage that the Purchase Price would have bought at the date of issue of the Contract.
Montana	Death Benefit	All references to gender is removed. Annuity payments and rates have been calculated according to unisex tables.
No Premium Tax is charged in Montana and all reference to Premium Taxes in the Contracts have been removed.
When a claim is made under the Death Benefit provisions, then settlement must be made by the Company within 60 days from date of receipt of Due Proof of Death. If settlement is made after 30 days then interest at a rate required by Montana law will be paid.
New Hampshire	Annuity Payment Options	The age of annuitization is 99 years of age and not 110 years of age.
New Jersey	Right to Cancel, Special Terms	If you reside in New Jersey and the Contract is cancelled during the Right to Cancel Period, the Company will refund the Cash Surrender Value plus any fees or charges deducted from the Purchase Price.
The definition of Spouse includes people who entered into a civil union recognized under the New Jersey Civil Union Act P. L. 2006c. 103.
North Carolina	Premium Tax	All references to Premium Tax has been deleted as they do not apply.
North Dakota	Right to Cancel	If you reside in North Dakota you may cancel the Contract and return it to us within 20 days and receive return of the Purchase Price.
Ohio	Assignment	We do not have to accept a Request for assignment of the Contract. All other conditions relating to assignment of the Contract remain applicable.

STATE	FEATURE	VARIATION
Pennsylvania	Right to Cancel, Surrenders and Withdrawals, General Provisions	The right to cancel is extended from 30 days to 45 days if a replacing Contract is issued by an affiliate of the Company.
Paragraph (e) has been removed from Section 7.04.
If the Company makes any changes to the Contracts in terms of changes allowed to be made in Section 9.04 then the Owner has the right to reject any changes made in terms of this provision within 30 days of receiving notice of changes. The Company has the right to terminate the Contract in the event such changes are rejected.
If the Company makes any changes to the IRA or Rith IRA Endorsement as allowed in Paragraph 11 of the Endorsement, then the Owner has the right to reject any changes made in terms of this provision within 30 days of receiving notice of such change. If the changes are rejected, then the Company may terminate the Endorsement.
This Endorsement will terminate if a Contract loan is taken out.
Rhode Island	Right to Cancel	If you reside in Rhode Island you may cancel the Contract and return it to us within 20 days and receive return of the Purchase Price.
Texas	Right to Cancel

If you reside in Texas you may cancel the Contract and return it to us within 30 days and receive return of the Purchase Price. The Company will refund the Cash Surrender Value plus any fees or charges deducted from the Purchase Price if the Contract is cancelled during the right to cancel period.

Virginia	Misstatement	If there is a misstatement of age or sex then the annuity payments will be recalculated based on the amount of coverage that the Purchase Price would have bought at the date of issue of the Contract.
Washington	Terminal Illness	If you reside in Washington a Terminal Condition is a condition which will result in a life expectancy is 24 months or less.

APPENDIX:
INDEX PUBLISHERS

The Company uses the Index under license from the Indices' respective publishers. The following information about the Indices is included in this prospectus in accordance with license agreements with the publishers of the Indices:

S&P 500® Index Information

The "S&P 500 Index" is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates ("SPDJI"), and has been licensed for use by Protective Life. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC, a division of S&P Global ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). It is not possible to invest directly in an index. Protective Market Defender II is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Protective Market Defender or any member of the public regarding the advisability of investing in securities generally or in Protective Market Defender particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices only relationship to Protective Life with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Protective Life or the Protective Market Defender II. S&P Dow Jones Indices have no obligation to take the needs of Protective Life or the owners of Protective Market Defender II into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Protective Market Defender II or the timing of the issuance or sale of Protective Market Defender II or in the determination or calculation of the equation by which Protective Market Defender II is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Protective Market Defender II. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROTECTIVE LIFE, OWNERS OF THE PROTECTIVE MARKET DEFENDER, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.

WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROTECTIVE LIFE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

MSCI EAFE Index Information

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY PROTECTIVE LIFE. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A

PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Russell 2000® Index Information

The Russell 2000 Price Return Index® is a trademark of Frank Russell Company ("Russell") and has been licensed for use by the Company. The Company's products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies ("LESG") (together the "Licensor Parties") and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Russell 2000® Price Return Index (upon which the Company's product is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Russell 2000® Price Return Index for the purpose to which it is being put in connection the Company's product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Russell 2000® Price Return Index, to the Company, or to the Company's clients. The Russell 2000® Price Return Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Russell 2000® Price Return Index or (b) under any obligation to advise any person of any error therein.

NASDAQ-100 Index Information

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the index to track general stock market performance. The Corporations' only relationship to Great-West Life & Annuity Insurance Company ("Licensee") is in the licensing of the Nasdaq®, and certain trade names of the Corporations and the use of the index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the NASDAQ-100 Price Return Index® or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the product(s), or any other person or entity from the use of the NASDAQ-100 Price Return Index® or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the NASDAQ-100 Price Return Index® or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

The ICE BofA ML 5-7 Year US Corporate Index

The Product is not sponsored, endorsed, sold or promoted by ICE Data Indices, LLC ("ICE"). ICE has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product, nor makes any representation or warranty, express or implied, to the owners of Product or any member of the public regarding the Product or the advisability of investing in the Product, particularly the ability of The ICE BofAML 5-7 Year US Corporate Index ("Indices") to track performance of any market or strategy. ICE's only relationship to the Company ("Licensee") is the licensing of certain trademarks and trade names and indices or components thereof. The Indices are determined, composed and calculated by ICE without regard to the Licensee or the Product or its holders. ICE has no obligation to take the needs of the Licensee or the holders of the Product into consideration in determining, composing or calculating the Indices. ICE is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. ICE has no obligation or liability in connection with the administration, marketing, or trading of the Product.

ICE DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN AND ICE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. ICE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, HOLDERS OF THE PRODUCT OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN. ICE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Statement of Additional Information, which has been filed with the Securities and Exchange Commission ("SEC"), contains additional information about the Contract. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. You may obtain a copy of the Statement of Additional Information free of charge by visiting www.protective.com/productprospectus, calling us at 1-877-723-8723, or writing to us at the address shown on the cover page of this Prospectus. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC website (http://www.sec.gov).

Reports and other information about the Company are available on the SEC's website at http://www.sec.gov/ Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

If you have any questions about the Contract, please ask your financial professional or contact us at 1-877-723-8723.

EDGAR Contract Identifier: C000272193

PROSPECTUS May 1, 2026 Great-West Capital ChoiceTM Select	Issued by Empower Annuity Insurance Company of America P.O. Box 1854, Birmingham, Alabama 35201-1854 Telephone: 1-877-723-8723

This Prospectus describes the Great-West Capital ChoiceTM Select individual single premium deferred registered index-linked annuity contract (the "Contract") issued by Empower Annuity Insurance Company of America (the "Company"). The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purposes, is not a short-term investment, and is not appropriate for an investor who needs ready access to cash. The Contract is no longer available for purchase.

This Prospectus sets forth a description of all material features about the Contract that a prospective investor should know. This Prospectus also describes all material state variations to the Contract. Information about certain investment products, including indexed annuities, has been prepared by the Securities and Exchange Commission ("SEC") staff and is available at Investor.gov.

You may allocate your Contract Value to one or more of the index-linked Investment Options (each a Strategy) that provide a rate of return (Strategy Credits), positive, negative, or zero, based on the performance of one or more indices (each a Reference Index) over a period of time. No Purchase Payments beyond the initial Purchase Payment are accepted. See APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT for information about the available Strategies.

The Contract is a complex investment and involves risks, including potential loss of principal.

Each Strategy provides the potential for limited investment gains and limited protection against investment losses (collectively "Crediting Factors"). We offer Crediting Factors in the form of a Cap and Buffer, or a Cap and Floor. When calculating a positive rate of return, the Cap is the maximum percentage of positive Index Performance that we will credit to a Strategy. When calculating a negative rate of return, the Buffer establishes the amount of negative Index Performance that we will absorb, and the Floor is maximum amount of negative Index Performance that we will credit to a Strategy. A Strategy with a 0% floor will not be credited with negative Index Performance regardless of the amount of the negative Index Performance. However, deduction of applicable Contract fees and charges or the application of the MVA may result in a reduction of your Surrender Value below the amount of your investment.

We currently offer indexed options with Floors of 0% and -10%, and a Buffer of -10%. If there is poor performance, the maximum amount of percentage loss you could lose is 0% to 10% of your investment in an index option with a Floor during a Term, taking into account the Floor protection, and you could lose 90% of your investment in an index option with a Buffer during a Term, taking into account the Buffer protection.

We limit the amount an investor can earn on a particular Strategy through a Cap. The Cap's lowest limit on positive Index Performance that may be established is 1.5%. We will never offer a Strategy with a Cap below 1.5%.

We currently offer Strategies which are the combination of a selected Reference Index and a Crediting Factor. We reserve the right to change or discontinue a Reference Index for renewal Terms, but we guarantee the Floors and Buffer available at the time you purchased your Contract and include: (i) 0% Floor, (ii) a -10% Floor, and (iii) a Buffer of -10% will be available for each Reference Index, including any substituted Reference Index, for the life of your Contract.

If you take a withdrawal or surrender the Contract, we will apply a Market Value Adjustment (MVA) and, if applicable, a Withdrawal Charge, Premium Taxes, and tax penalties, which may reduce the amount you receive and could result in loss of principal and previously credited interest. Because of the MVA, we may increase or decrease the amount of proceeds payable to you from withdrawals from the Strategies. The MVA applies to the amount withdrawn or surrendered in excess of the Free Annual Withdrawal Amount. Application of the MVA to a withdrawal or a surrender that exceeds the Free Annual Withdrawal Amount could reduce the Contract Value to less than the amount protected by any applicable Buffer(s) or Floor(s).

During the first six (6) years after we issue the Contract, amounts withdrawn or surrendered from the Contract in excess of the Free Annual Withdrawal Amount are subject to a Withdrawal Charge and any applicable Premium Tax, in addition to the MVA. The Withdrawal Charge starts as 7% of the amount withdrawn or surrendered (adjusted for the MVA) in excess of the Free Annual Withdrawal Amount and that percentage decreases each year to zero in the seventh year after we issue the Contract. The MVA may increase, decrease, or have no effect on the amount withdrawn to satisfy the withdrawal Request. If the MVA increases the proceeds payable upon withdrawal and the Withdrawal Charge applies, the amount of the Withdrawal Charge would be higher as a result of the MVA. In extreme circumstances, the maximum percentage amount of potential loss resulting from an MVA decrease can be 90%.

The Company's obligations under the Contract are subject to its financial strength and claims-paying ability.

Please read this Prospectus carefully. You should keep a copy for future reference. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal and previously credited interest.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. The Contracts are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SPECIAL TERMS	4
OVERVIEW OF THE CONTRACT	8
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	10
FEE TABLE	15
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT	16
THE COMPANY AND INVESTMENT OPTIONS	18
Empower Annuity Insurance Company of America	18
Index-Linked Options	19
Strategies	19
Downside Protection	19
Upside Limits	20
Strategy Term	20
Strategy Value	21
Index Crediting Methodology	21
Strategy Credits on a Date Other Than a Contract Anniversary	21
Bar Charts	21
Strategy Base and Strategy Value	24
Reference Indices	25
The "Non-Unitized" Separate Account	26
DESCRIPTION OF THE CONTRACT	26
The Contract	26
Use of the Contract in Qualified Plans	26
Parties to the Contract	27
Owner	27
Beneficiary	27
Annuitant	28
Payee	28
Issuance of a Contract	28
Purchase Payments	29
Right to Cancel	29
Allocation of Your Purchase Payment	29
Strategy Transfers and Renewals	30
Restrictions on Transfers During a Strategy Term	30
Renewal or Transfer of Strategy Value on a Contract Anniversary	30
Withdrawals and Surrenders	30
Partial Withdrawals	31
Surrenders	31
Requests	31
How Withdrawals are taken from your Contract Value	31
Calculating Amounts Associated with a Withdrawal	32
Effect of a Withdrawal	32
Withdrawal and Surrender Restrictions	32
THE GENERAL ACCOUNT	32
DEATH BENEFIT	33
Payment of the Death Benefit	33
Continuation of the Contract by a Surviving Spouse	34
Death of Owner	34
Death of Owner or Annuitant During the Payment Period	34
Death of Owner Who Is Not the Annuitant During the Accumulation Period	34
Death of Owner Who Is the Annuitant	35
If Owner/Annuitant Dies After Annuity Commencement Date	35
Contingent Annuitant	35
Selecting a Death Benefit	35
Escheatment of Death Benefit	36
OTHER OPTIONAL BENEFITS	36
Rebalancer Option	36
SUSPENSION OR DELAY IN PAYMENTS	36
SUSPENSION OF CONTRACTS	37
CHARGES AND ADJUSTMENTS	37
Contract Fee	37
Market Value Adjustment	37
Interest MVA Term	37
Market Value Adjustment Formula	38
Waiver of MVA	40
Withdrawal Charge	40
General	40
Calculating the Withdrawal Charge	40
Free Annual Withdrawal Amount	41
Hardship Waivers	41
Nursing Home or Hospital Waiver	41
Terminal Illness Waiver	41
Surrenders	42
Premium Taxes	42
Other Information	42
ANNUITY PAYMENTS	42
Annuity Commencement Date	42
Changing the Annuity Date	43
Terms of Income Payments	43
Annuity Income Payments	43
Fixed Income Payments	43
Election of an Annuity Payment Option	43
If you do not specify an Annuity Payment Option in your application, the default payment option will be Option 1 — Life Annuity. You may change this payment option any time before payments begin on the Annuity Commencement Date.	43
Annuity Payment Options	43
Death of Annuitant or Owner After Annuity Date	44
FEDERAL TAX MATTERS	44
Introduction	44

2

TAXATION OF ANNUITIES IN GENERAL	45
Tax Deferral During Accumulation Period	45
Nonnatural Owner	45
Delayed Annuity Dates	45
Taxation of Withdrawals and Surrenders	45
Taxation of Annuity Payments	46
Taxation of Death Benefit Proceeds	46
Assignments, Pledges, and Gratuitous Transfers	46
Additional Tax on Premature Distributions	47
Aggregation of Contracts	47
Exchanges of Annuity Contracts	47
Medicare Hospital Insurance Tax on Certain Distributions	48
Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons	48
QUALIFIED RETIREMENT PLANS	48
In General	48
Required Minimum Distributions	48
Additional Tax on Premature Distributions	49
Other Considerations	50
Individual Retirement Accounts and Annuities	50
Roth IRAs	50
IRA to IRA Rollovers and Transfers	50
FEDERAL INCOME TAX WITHHOLDING	51
In General	51
Nonresident Aliens and Foreign Corporations	51
FATCA Withholding	51
GENERAL MATTERS	52
Error in Age or Gender	52
Incontestability	52
Non-Participation	52
Assignment or Transfer of a Contract	52
Modification	52
Reports	52
Settlement	52
Receipt of Payment	53
Protection of Proceeds	53
Minimum Values	53
Application of Law	53
DISTRIBUTION OF THE CONTRACTS	53
Distribution	53
LEGAL PROCEEDINGS	54
FINANCIAL STATEMENTS	55
APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT	56
APPENDIX: INDEX SUBSTITUTION EXAMPLE	59
APPENDIX: STATE CONTRACT AVAILABILITY AND VARIATIONS OF CERTAIN FEATURES	60
APPENDIX: INDEX PUBLISHERS	63

3

SPECIAL TERMS

"We", "us", "our", "Empower", and "Company": refer to Empower Annuity Insurance Company of America. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Accumulation Period: The period of time between the Effective Date and the Payment Period, unless the Contract is terminated.

Administrative Office: Protective Life Insurance Company, P.O. Box 1854, Birmingham, Alabama 35201-1854 (for Written Notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for Written Notice sent by a nationally recognized overnight delivery service).

Annuitant (Joint Annuitant): The natural person(s) upon whose life (or lives) determine the amount of Income Payments under the Contract.

Annuity Commencement Date: The date that Income Payments begin.

Annuity Payment Option(s): An option to receive Income Payments during the Payment Period.

Buffer: The maximum negative Index Performance in a selected Reference Index that we absorb before applying a negative Strategy Credit. A Crediting Factor offering the same Buffer will be available each Contract Year during the Accumulation Period.

Business Day: Any day on which Protective Life is open for regular business and on which every Index used to determine any value under this Contract is compiled and published by its owner. A Business Day ends at 4 p.m. Eastern Time.

Cap: One of the Crediting Factors. The maximum percentage of positive Index Performance that we may use to determine the Strategy Credit. The Cap may change each Contract Year.

Code: The Internal Revenue Code of 1986, as amended, and all related laws and regulations which are in effect during the term of the Contract.

Contract: The individual single premium index-linked deferred annuity Contract described by this prospectus.

Contract Anniversary: Any twelve-month anniversary of the Effective Date of the Contract.

Contract Base: The sum of the Strategy Base(s) at the end of each Business Day.

Contract Base Withdrawal: The amount of the Contract Base that is withdrawn as the result of a Request for a partial withdrawal.

Contract Fee: An amount deducted from your Contract Value on the Strategy Term End Date. The Contract Fee is equal to the sum of the Strategy Fee(s).

Contract Value: At the end of each Business Day, the Contract Value is the sum of all the Strategy Values.

Contract Year: Any 12-month period beginning on the Effective Date or Contract Anniversary and ending on the day before the next Contract Anniversary.

Crediting Factors: The Cap and Floor or Buffer that you select, which we use to calculate the Strategy Credit for a Strategy.

Death Benefit: The amount we pay to the beneficiary if an Owner dies before the Annuity Commencement Date.

Due Proof of Death: Proof of death satisfactory to us. Such proof may consist of the following if acceptable to us: a) a certified copy of the death record; b) a certified copy of a court decree reciting a finding of death; c) any other proof satisfactory to us.

Effective Date: The date from which Contract Anniversaries are determined, as stated on your contract data page. The Contract is available for purchase on any Business Day.

Floor: The maximum negative Index Performance that we may use to determine the Strategy Credit. Crediting Factors offering the same Floors will be available each Contract Year during the Accumulation Period.

Free Annual Withdrawal Amount: The amount of Purchase Payment that may be withdrawn each Contract Year without being subject to the Market Value Adjustment and, if applicable, the Withdrawal Charge. The available free withdrawal amount is calculated for each withdrawal requested and is 10% of the remaining Purchase Payment.

Good Order ("good order"): A Request or transaction generally is considered in "Good Order" if we receive it in our Administrative Office within the time limits, if any, prescribed in this Prospectus for a particular transaction or instruction, it includes all information necessary for us to execute the requested instruction or transaction, and is signed by the individual or individuals authorized to provide the instruction or engage in the transaction. A Request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the Request or transaction in writing (or, when permitted, by telephone or Internet as described in the Prospectus) along with

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all forms, information and supporting legal documentation we require to effect the instruction or transaction. The specific requirements for Good Order for particular transactions are discussed in the relevant section of the Prospectus.

Grantor: The natural person who is treated under Sections 671 through 679 of the Code as owning the assets of a Grantor Trust. Generally, the Grantor is the creator of the trust relationship and is responsible for any tax liability on trust assets. All Grantors must be natural persons.

Grantor Trust: A trust, the assets of which are treated under Sections 671 through 679 of the Code as being owned by the Grantor(s). We allow a Grantor Trust to be an Owner only if it either has a single Grantor who is a natural person, or two Grantors who are one another's Spouse as of the Effective Date. Generally, if a trust is a Grantor Trust, the Grantor is treated as the Owner of the trust assets, the trust is disregarded as a separate tax entity, and all income is taxed to the Grantor. If a Grantor Trust owns the Contract, the Grantor will be the Annuitant unless otherwise indicated in the application.

Gross Withdrawal: The amount of Contract Value withdrawn as a result of a Request for a partial withdrawal.

Hardship Waiver: The waiver of an MVA and Withdrawal Charge on a full withdrawal (surrender) related to the Nursing Home or Hospital waiver or Terminal Illness waiver.

Hospital: A facility that is licensed and operated as a Hospital according to the law of the jurisdiction in which it is located.

Income Payments: A series of payments made by us during the Payment Period which we guarantee as to dollar amount.

Index Performance: On any Business Day, the percentage change in the Index Value of the Reference Index of the selected Strategy as measured from the Strategy Term Start Date.

Index Value: The closing value of the Reference Index (Indices) as of the current Business Day.

Interest MVA Indices: The indices used to determine the rates used to calculate the Strategy Interest MVA Factor. The rates at the beginning of the Interest MVA Term are shown on the Contract Data Page.

Interest MVA Term: A six (6) year period that begins on the Contract Effective Date during which the formula used to calculate the Strategy Interest MVA Factor is fixed. The Interest MVA Term renews every six (6) years for the life of the Contract. The Strategy

Interest MVA Factor may result in an adjustment to a Gross Withdrawal on any day, including a Strategy Term End Date, except an Interest MVA Term End Date.

Interest MVA Term End Date: The last day of the Interest MVA Term.

Interest MVA Term Start Date: The first day of the Interest MVA Term. On the Contract issue date, the Interest MVA Term Start Date is the Effective Date. At the end of the initial MVA Term, the Contract will renew into a new Interest MVA Term of the same length. The Interest MVA Term Start Date of the renewal Interest MVA Term is the Interest MVA Term End Date of the prior Interest MVA Term.

Investment Option: A Strategy to which you may allocate your Purchase Payment or transfer Contract Value under this Contract.

IRA Account: The traditional Roth or other Individual Retirement Account established for the Contract Owner and the Contract Owner's beneficiaries, for which a Contract is issued

Market Value Adjustment ("MVA"): An adjustment that we will apply to a Gross Withdrawal, in excess of the Free Annual Withdrawal Amount, during the Accumulation Period. The MVA helps offset our costs and risks of selling fixed income securities and derivative instruments purchased to support the guarantees under your Contract. The MVA may be positive, negative or zero. This means that the MVA may increase, decrease, or not change the amount payable to you upon surrender or partial withdrawal.

The MVA is comprised of two components, the Strategy Interest MVA Factor and the Strategy Index MVA Factor. The Strategy Index MVA Factor may result in an adjustment on any date except a Strategy Term End Date when it will equal zero. In contrast, the Strategy Interest MVA Factor may result in an adjustment to a Gross Withdrawal on any day, including a Strategy Term End Date, except the Strategy Interest Term End Date, which occurs once every six years. The Strategy Interest MVA Factor will apply to any Gross Withdrawal throughout the Interest MVA Term except on the Strategy Interest Term End Date.

Non-Grantor Trust: A trust in which the grantor has relinquished control over trust assets and in which trust assets do not form a part of the grantor's estate. A Non-Grantor Trust must be issued a Tax Identification Number in order to qualify as Owner of the Contract.

Non-Qualified Contract: A Contract that is not qualified for special tax treatment under sections of the Code.

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Nursing Home: A facility that is licensed and operates as a nursing facility according to the law of jurisdiction in which it is located.

Owner (Joint Owners): The person(s) or entity designated on the Effective Date and named in the Contract who may exercise all rights granted by the Contract, subject to the rights of any irrevocable Beneficiary (also referred to as "you" or "your"). The Owner must be either a natural person, an IRA custodian or trustee, a Grantor Trust, or a Non-Grantor Trust. If the Owner is a Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Grantor(s). If the Owner is a Non-Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Annuitant, and where there are Joint Annuitants, shall pertain to the older Joint Annuitant.

Payee: The person or entity who receives Income Payments during the Payment Period.

Payment Period: The phase of the Contract when Income Payments begin.

Premium Tax: The amount of tax, if any, charged by the state or municipality.

Purchase Payment: The amount paid to us under the Contract as consideration for the benefits it provides. The Purchase Payment is equal to the amount of single premium paid or Contract Value exchanged for the Contract and subsequently reduced by the Gross Withdrawal of any partial withdrawal, including any Free Annual Withdrawal Amount and required minimum distributions (RMDs).

Qualified Contract: A Contract issued in connection with retirement plans that receive favorable tax treatment, such as under Sections 408 or 408A of the Code.

Qualified Plans: Retirement plans that receive favorable tax treatment under Sections 408 or 408A of the Code.

Reference Index (Indices): One (or more) of the third-party securities indices available to you under your Contract.

Request: A notice or request submitted in writing in Good Order that we receive at the Administrative Office via U.S. postal service or nationally recognized overnight delivery service.

Separate Account: Index Linked Annuity Series Account — GWLA, the segregated asset account, established by Empower under Colorado Law in which we hold reserves for our guarantees under the Contract and our other general obligations. The portion of the assets of the Separate Account equal to the reserves and other Contract liabilities with respect to the Separate Account will not be chargeable with liabilities arising out of any other business we may conduct. As Owner of the Contract, you do not participate in the performance of assets held in the Separate Account and do not have any direct claim on them. The Separate Account is not registered under the Investment Company Act of 1940.

Spouses: Individuals who are recognized as legally married under federal law.

Strategy(ies): The combination of a selected Reference Index and a Crediting Factor to which you may allocate your Contract Value.

Strategy Base: The amount on which the Strategy Credit and Strategy Fees are calculated and, as may be applicable, either assessed or applied. On the Effective Date, the Strategy Base is set equal to the Purchase Payment allocated to that Strategy. After the Effective Date, the Strategy Base is set equal to the Strategy Value as of the current Strategy Term Start Date.

Strategy Base Withdrawal: The amount of Strategy Base that is withdrawn as a result of a Request for a partial withdrawal.

Strategy Credit: The amount credited on each Contract Anniversary and at time of partial withdrawal, surrender, death and annuitization.

Strategy Credit Rate: The rate used to determine the Strategy Credit applied to the Strategy Value.

Strategy Fee: The pro rata amount of the Contract Fee applied to a Strategy on the Strategy Term End Date. A portion of the Strategy Fee will be assessed on a partial withdrawal, surrender, annuitization and upon the death of the Owner that occurs before the Strategy Term End Date.

Strategy Gross Withdrawal: The amount of Strategy Value withdrawn as a result of a Request for a partial withdrawal.

Strategy Index MVA Factor: The factor used, in combination with the Strategy Interest MVA Factor, to calculate the Strategy MVA.

Strategy Interest MVA Factor: The factor used, in combination with the Strategy Index MVA Factor, to calculate the Strategy MVA.

Strategy MVA: The MVA calculated for each Strategy, when a Gross Withdrawal in excess of the Free Annual Withdrawal Amount is taken from the Contract. The sum of the Strategy MVA(s) is equal to the MVA.

Strategy Performance: Index Performance after applying the Crediting Factors. Strategy Performance generally limits the Index Performance that is applied when calculating the Strategy Value.

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Strategy Value: On any Business Day, the total value of all the Owner's interests in a particular Strategy, prior to any MVAs and Withdrawal Charges

Strategy Term (Term): A 12-month period beginning on the Strategy Term Start Date and ending when the Strategy Credit is applied on the Strategy Term End Date.

Strategy Term End Date: The last day of the Strategy Term.

Strategy Term Start Date: The first day of the Strategy Term. The first Strategy Term Start Date is the Contract Effective Date. Thereafter, the Contract will renew into a new Strategy Term of the same length, and the Strategy Term Start Date is the Strategy Term End Date of the prior Strategy Term.

Surrender Value: The amount you are entitled to receive under the Contract in the event the Contract is terminated during the Accumulation Period. The Surrender Value of the Contract is equal to the Contract Value on the surrender date adjusted by the MVA, minus the Withdrawal Charge (if the transaction occurs during the Withdrawal Charge period) and applicable Premium Tax.

Underlying IRA Holder: The natural person who is treated under the Code as having a beneficial interest in the assets of a custodial or trusteed IRA Account.

Withdrawal Charge (may also be referred to as a "surrender charge"): The charge we assess when you surrender the Contract or make a partial withdrawal of Strategy Value during the first six (6) Contract Years.

Withdrawal Charge Percentage: The percentage used to calculate the Withdrawal Charge.

7

OVERVIEW OF THE CONTRACT

Q: What is this Contract, and what is it designed to do?

A: The Great-West Capital Choice Annuity Contract is an individual single premium deferred index-linked annuity contract designed to provide long-term accumulation of assets during the accumulation phase. It can supplement your retirement income by providing a stream of Income Payments during the payout phase. It also offers a Death Benefit to protect your beneficiaries. This Contract may be appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or who need ready access to cash and may not be appropriate for you if you do not have a long-term investment horizon.

Q: How do I accumulate assets in this Contract and receive income from the Contract?

A: Your Contract has two phases: an accumulation (savings) phase and a payout (income) phase.

Accumulation (Savings) Phase. To help you accumulate assets, you can invest your Contract Value in:

•  Strategies that credit or deduct interest based, in part, on the performance of a broad based securities index over a one-year Term.

•  We will credit or deduct interest at the end of the one-year Term. We calculate credited interest and reductions based on percentage changes in the value of the Strategy's Reference Index, subject to the Strategy's Crediting Factors. Currently we offer several Strategies that calculate performance based on the S&P 500® Price Return Index ("S&P 500 Index"), the MSCI EAFE Price Return Index ("MSCI EAFE Index"), the Russell 2000® Price Return Index ("Russell 2000 Index"), and the NASDAQ-100® Price Return Index ("NASDAQ Index"). The Reference Indices do not reflect dividends on the securities comprising the Index, and therefore the Index Performance under the Contract does not reflect the full investment performance of those securities. You could lose a significant amount of money if the Index declined in value.

•  We limit the amount an investor can earn at the end of the one-year Strategy Term. We limit the amount of interest credited at the end of a Strategy Term through a Cap. The Cap establishes the maximum percentage of positive Index Performance that may be used to calculate the Strategy Performance. Here is an example. For a Strategy with a Cap of 5%, if the Index Performance was 10% at the end of the Term, we will credit interest of 5% (equal to the Cap since the Index Performance is greater than the Cap).

•  Using a Cap, the lowest limit on Index Performance gains that may be established is 1.5%.

•  We limit the amount an investor can lose at the end of the one-year Strategy Term. We limit the amount of negative interest at the end of a Strategy Term through a Buffer or a Floor. The Buffer establishes the amount of negative Index Performance that we will absorb and we will credit any additional negative interest in excess of the Buffer and you may bear the loss that exceeds the Buffer, and the Floor is the maximum amount of negative Index Performance that we will credit to a Strategy. Here are a few examples. For a Strategy with a -10% Buffer, if the Index Performance was -25% at the end of the Term, we will credit -15% (the Index Performance percentage that exceeds the Buffer rate) which means your Contract Value will decrease by 15%. For a Strategy with a -10% Floor, if the Index Performance was -25% at the end of the Term, we will credit -10% (even though the Index Performance loss exceeded that rate).

•  We guarantee the Floors and Buffer available at the time you purchase your Contract and include: (i) a 0% Floor, (ii) a -10% Floor, and (iii) a Buffer of -10% will be available for each Reference Index, including any substituted Reference Index, for the life of your Contract

Additional information about the Strategies in which you can invest is provided in the back of this Prospectus. See APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

Payout (Income) Phase

You can elect to annuitize your Contract and turn your Contract Value into a stream of Income Payments (sometimes called annuity payments) from the Company, at which time the Accumulation Period of the Contract ends. These payments may continue for your entire life or for the longer of a fixed period of years or your life. The annuity payments are fixed. Please note that if you annuitize, your investments will be converted to Income Payments and you may no longer be able to choose to withdraw money at will from your Contract. All benefits (including any Death Benefit) terminate upon annuitization.

8

Q: What happens if I take a withdrawal or surrender the Contract before the end of a Strategy Term or a certain period?

A: You could lose a significant amount of money due to any Contract adjustments made if you withdraw or surrender your Contract before the end of a Strategy Term and/or during the Withdrawal Charge period.

If you take a withdrawal or surrender the Contract that exceeds the Free Annual Withdrawal Amount, we will apply a Market Value Adjustment (MVA) and, if applicable, a Withdrawal Charge to any withdrawal or surrender of the Contract which may reduce the amount you receive. The Withdrawal Charge percentage starts at 7% and decreases to zero after six (6) Contract Years. The application of the MVA and the Withdrawal Charge to a withdrawal Request that exceeds the Free Annual Withdrawal Amount could reduce the Contract Value to less than the Floor or Buffer you selected. The MVA may increase, decrease, or have no effect on the amount withdrawn or surrendered. If the MVA increases the proceeds payable upon withdrawal and the Withdrawal Charge applies, the amount of the Withdrawal Charge would be higher as a result of the MVA. In extreme circumstances, the maximum percentage amount of potential loss resulting from an MVA decrease can be 90%.

Q: What are the primary features and options that this Contract offers?

A: Accessing your money. Until you annuitize, you have access to your money subject to the MVA described above. You can choose to withdraw your Contract Value at any time (although if you withdraw, you may have to pay Withdrawal Charges, Premium Taxes, and income taxes, including an additional tax if you are younger than age 59 1/2).  Any withdrawal made under the Contract, including a withdrawal of less than the Free Annual Withdrawal Amount, will reduce the Contract Value and in turn may reduce the Death Benefit provided under the Contract.

Tax treatment. At the end of a Strategy Term, you can transfer money to a new Strategy without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed when: (1) you make a withdrawal or (2) you receive an income payment from the Contract. Your beneficiary is taxed upon payment of a Death Benefit. For more information, see FEDERAL TAX MATTERS and TAXATION OF ANNUITIES IN GENERAL.

Death benefits. Your Contract includes a Death Benefit that will pay your beneficiaries the greater of the Surrender Value, Contract Value, or the total Purchase Payments adjusted for withdrawals as of the date we receive Due Proof of Death, minus applicable fees and charges. We do not apply the Withdrawal Charge in determining the Death Benefit payable to your Beneficiary.

9

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES, AND ADJUSTMENTS

Are There Charges or Adjustments for Early Withdrawals?	Yes. If you surrender or make a partial withdrawal from your Contract during the first six (6) Contract Years and before the Annuity Commencement Date, you will be assessed a Withdrawal Charge of up to 7% on the amount of the withdrawal minus the Free Annual Withdrawal Amount. The Withdrawal Charge starts at 7% and declines to 0% after six (6) years.
For example, assume you purchased a Contract with a Purchase Payment of $100,000 and surrender the Contract during the first Contract Year. Your Free Annual Withdrawal Amount is $10,000 (10% x $100,000) and is not subject to a Withdrawal Charge. You will be assessed a Withdrawal Charge of up to $6,300 (7% x $90,000) on the remaining amount of your surrender Request. This would be greater if there is a negative MVA, taxes, or tax penalties.
For additional information about charges for surrenders and early withdrawals, see CHARGES AND ADJUSTMENTS — Withdrawal Charge in the Prospectus.
If all or a portion of Contract Value, in excess of the Free Annual Withdrawal Amount, is removed from a Strategy or from the Contract before the expiration of a Strategy Term, we will apply an MVA which may be negative. In extreme circumstances, you could lose up to 90% of your investment due to the MVA.
For example, if you allocated $100,000 to a Strategy with a 1-year Term and later withdraw the entire amount before the 1-year has ended, you could lose up to $90,000 or more of your investment (Free Annual Withdrawal Amount included). This loss will be greater if you also have to pay a Withdrawal Charge, taxes, and tax penalties.
An MVA may apply if you take a withdrawal in excess of the Free Annual Withdrawal Amount or surrender the Contract before you annuitize the Contract.
For additional information about an MVA, see CHARGES AND ADJUSTMENTS — Market Value Adjustment in the Prospectus.
Are there Transaction Charges?	No. There are no other transaction charges.
Are There Ongoing Fees and Expenses?	Yes. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected. Annual fees in the table do not reflect any advisory fees paid from Contract Value or your other assets to your Consultant and if such advisory fees were reflected, the annual fees would be higher.
There is an implicit ongoing fee on Index-Linked Options to the extent that an investor's participation in Index gains is limited by us through the use of a Cap. This means that your returns may be lower than the Index Performance. In return for accepting this limit on Index gains, you will receive some protection from Index losses, and this implicit ongoing fee is not reflected in the tables below.

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FEES, EXPENSES, AND ADJUSTMENTS

Annual Fee	Maximum	Minimum
Contract Fee(1)	1.20%	1.20%
(1) The Contract Fee is an annualized percentage of the total value in the Strategies on each Contract Anniversary.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. These estimates assume that you do not take any advisory fees from the Contract, which could add surrender charges and negative Contract Adjustments that substantially increase costs.

Lowest Annual Cost:
$1,174
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Portfolio fees and expenses
• No sales charges
• No additional Purchase Payments, transfers or withdrawals	Highest Annual Cost:
$1,174
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Portfolio fees and expenses
• No sales charges
• No additional Purchase Payments, transfers, or withdrawals

   For additional information about annual charges, see FEE TABLE and CHARGES AND ADJUSTMENTS.

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RISKS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal. If there is poor performance, the maximum amount of percentage loss you could lose is 0% to 10% of your investment in an index option with a Floor during a Term, taking into account the Floor protection, and you could lose 90% of you investment in an index option with a Buffer during a Term, taking into account the Buffer protection.
We guarantee the Floors and Buffer available at the time you purchased your Contract and include: (i) 0% Floor, (ii) a -10% Floor, and (iii) a Buffer of -10% will be available for each Reference Index, including any substituted Reference Index, for the life of your Contract.
For additional information about the risk of loss, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT in the Prospectus.
Is this a Short-Term Investment?	No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Although you are permitted to take withdrawals or surrender the Contract, Withdrawal Charges and federal and state income taxes and tax penalties may apply.
Withdrawal Charges may apply for up to six (6) years following your Purchase Payment. Withdrawals will reduce your Contract Value and Death Benefit.
Amounts removed from a Strategy or from the Contract before the end of a Strategy Term may also result in negative Contract adjustment and loss of positive Index Performance.
Contract Value allocated to a Strategy at the end of a Strategy Term, will be reallocated for a new Strategy Term based on the instructions we have on file, unless we are provided new reallocation instructions before the start of a new Strategy Term.
The benefits of tax deferral also mean the Contract is less beneficial to investors with a short time horizon.
For additional information about the investment profile of the Contract, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT, CHARGES AND ADJUSTMENTS, FEDERAL TAX MATTERS, and TAXATION OF ANNUITIES IN GENERAL in the Prospectus.

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RISKS
What Are the Risks Associated with Investment Options?	An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Strategies available under the Contract.
Each Strategy has its own unique risks.
You should review the available Strategies and consult with your financial professional before making an investment decision.
The Cap Rate will limit positive Index returns (e.g. limit to upside returns). The Cap is the maximum amount of positive index interest that we will credit. This may result in you earning less than the Index return. Here is an example. For a Strategy with a Cap of 5%, if the Index Performance was 10% at the end of the Strategy Term, we will credit interest of 5% (equal to the Cap since the Index Performance is greater than the Cap).
The Floor or Buffer will limit negative Index Returns (e.g. limited protection in the case of market declines). Here are a few examples. For a Strategy with a -10% Floor, if the Index Performance was -25% at the end of the Term, we will credit -10% (even though the Index Performance loss exceeded that rate). For a Strategy with a -10% Buffer, if the Index Performance was -25% at the end of the Term, we will credit -15% (the Index Performance percentage that exceeds the Buffer rate) which means your Contract Value will decrease by 15%.
Currently, we offer several Strategies that calculate performance based on the S&P 500® Price Return Index ("S&P 500 Index"), the MSCI EAFE Price Return Index ("MSCI EAFE Index"), the Russell 2000® Price Return Index ("Russell 200 Index"), and the NASDAQ-100® Price Return Index ("NASDAQ-100 Index"). The Indexes are price return indexes, not total return indexes, and therefore do not reflect dividends paid on the securities comprising the Reference Index and therefore the Index Performance under the Contract does not reflect the full investment performance of those securities.
For additional information about the risks associated with Investment Options, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT in the Prospectus.
What Are the Risks Related to the Insurance Company?	An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Strategies), guarantees, or benefits under the Contract are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon Request at no charge by calling us at 1-877-723-8723 or writing us at the address shown on the cover page.
For additional information about Company risks, see PRINCIPAL RISKS OF INVESTING IN THE CONTRACT and THE COMPANY AND INVESTMENT OPTIONS in the Prospectus.

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RESTRICTIONS
Are There Restrictions on the Investment Options?	Yes. We offer several index-linked investment options (each a Strategy). You may not transfer all or part of the value of an existing Strategy, during its Strategy Term, to any other Strategy.
We reserve the right to add, remove, or substitute a particular Reference Index upon, or prior to, renewal. You will receive prior notification.
In addition, for an existing Strategy the Cap may be different for a new Term but will be subject to any contractual minimum guarantees.
For additional information about investment options, see THE COMPANY AND INVESTMENT OPTIONS — Index-Linked Options in the Prospectus.
Are There any Restrictions on Contract Benefits?	No. This Contract does not offer any optional benefits.
TAXES
What Are the Contract's Tax Implications?	You should consult with a qualified tax advisor regarding the federal tax implications of an investment in, payments received under, and other transactions in connection with this Contract.
If you purchase the Contract through a tax-qualified plan or individual retirement arrangement (IRA), you do not get any additional tax deferral. Generally, all earnings on the investments underlying the Contract are tax-deferred until distributed or deemed distributed. A distribution from a non-Qualified Contract, which includes a surrender, withdrawal, payment of a Death Benefit, or annuity Income Payments, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% additional tax may also apply if the Owner takes a withdrawal before age 59 1/2. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends.
For additional information about tax implications, see FEDERAL TAX MATTERS and TAXATION OF ANNUITIES IN GENERAL in the Prospectus.
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?	We pay compensation, in the form of commissions, non-cash compensation, and asset-based compensation, to broker-dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to the broker-dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The prospect of receiving, or the receipt of, asset-based compensation may provide broker-dealers and/or their registered representatives with an incentive to recommend initial or continued investment in the Contracts over other variable insurance products (or other investments). You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the Contracts.
For additional information about compensation, see DISTRIBUTION OF THE CONTRACTS in the Prospectus.

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CONFLICTS OF INTEREST
Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the contract you already own. You should only exchange your current contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract.
For additional information about exchanges, see TAXATION OF ANNUITIES IN GENERAL — Exchanges of Annuity Contracts in the Prospectus.

FEE TABLE

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from an Investment Option or from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from an Investment Option or from the Contract. State Premium Taxes may also be deducted.

TRANSACTION EXPENSES

Maximum Withdrawal Charge (as % of amount withdrawn or surrendered)(1)	7%

(1)  The Withdrawal Charge is based upon the Purchase Payment as of the date the Purchase Payment is applied to the Contract and decreases over time. The total of Withdrawal Charges assessed will not exceed 7% of the Purchase Payment. See CHARGES AND ADJUSTMENTS — Withdrawal Charge in the Prospectus.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract value is removed from an Investment Option or from the Contract before the expiration of a specified period.

ADJUSTMENTS

Contract Adjustment* Maximum Potential Loss (as a percentage of Contract value at the start of the crediting period or amount withdrawn, as applicable)	90%

*  Withdrawals and surrenders that exceed the Free Annual Withdrawal Amount will have a Contract Adjustment applied.

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract.

ANNUAL CONTRACT EXPENSES

	Maximum	Current
Contract Fee (as an annualized percentage of the total value in the Strategies on each Contract Anniversary)(1)	1.20%	1.20%

(1)  The Contract Fee is assessed annually on each Contract Anniversary. For more information please see the CHARGES AND ADJUSTMENTS — Contract Fee section in the Prospectus.

In addition to the fee described above, we limit the amount you can earn on the index-linked investment options. This means your returns may be lower than the Reference Index's returns. In return for accepting this limit on Reference Index gains, you will receive some protection from Reference Index losses.

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PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Market Risk. There is a risk of substantial loss of your investment depending on the performance of each Strategy to which you allocated your Contract Value. The Contract offers Strategies with a risk of negative investment performance. Negative investment performance may cause your Strategy Performance to be negative down to the amount of the Floor or in excess of the Buffer. If there is poor performance, the maximum amount of percentage loss you could lose is 0% to 10% of your investment in an index option with a Floor during a Term, taking into account the Floor protection, and you could lose 90% of your investment in an index option with a Buffer during a Term, taking into account the Buffer protection. The maximum amount of percentage loss an investor could experience from negative Index Performance after taking into account current downside protection when a Strategy with a Floor is elected is -10% during a Strategy Term based on the Strategy elected and when a Strategy with a Buffer is elected is -90% during a Strategy Term. We guarantee that the Floors and Buffer available at the time you purchased your Contract and include: (i) 0% Floor, (ii) a -10% Floor, and (iii) a Buffer of -10% will be available for each Reference Index, including any substituted Reference Index, for the life of your Contract.

Early Withdrawal Risk. The Contract is intended for retirement savings or other long-term investment purposes. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right investment for you due to Withdrawal Charges, negative Market Value Adjustments, loss of interest, and the possibility of adverse tax consequences. A Withdrawal Charge and a negative Market Value Adjustment for withdrawals in excess of the Free Annual Withdrawal Amount could be substantial. In extreme circumstances, the maximum percentage amount of potential loss resulting from a negative Market Value Adjustment can be 90%. A surrender or withdrawal may also be subject to federal and state income taxes and, if taken before 59 1/2, an additional 10% tax.

Index-Linked Option Risk. The Contract offers Strategies for allocation of your Contract Value. The Strategies experience gains and losses based in part on the performance of a Reference Index. Allocating to a Strategy is not an investment in the securities markets, the Reference Index, or in the securities tracked by the Reference Index. The Reference Indexes are price return indexes and do not reflect dividends paid on the securities comprising the Reference Index, and therefore the Reference Index Performance under the Contract does not reflect the full investment performance of those securities.

We limit the amount you can earn (Crediting Factor) on a particular Strategy through a Cap. This means that you may earn less than the actual performance of the underlying Reference Index being tracked by the Strategy. While each Strategy provides for the potential for investment gains, they also offer protection against investment losses (downside protection) through a Buffer or a Floor. When calculating a negative rate of return, the Buffer establishes the amount of negative Index Performance that we will absorb, and the Floor is maximum amount of negative Index Performance that we will credit to a Strategy. This means that you will still have losses with a Buffer or Floor that is not equal to 0%. A Strategy with a 0% Floor will not be credited with negative Index Performance regardless of the amount of the negative Index Performance.

The Cap is set by us at our discretion, with Caps subject to contractual minimums. You risk the possibility that Caps for new and renewal Strategies may not be as favorable as the Caps for your current Strategies and may vary each time a new Strategy Term starts.

Currently, we offer several Strategies that calculate performance based on the S&P 500® Price Return Index ("S&P 500 Index"), the MSCI EAFE Price Return Index ("MSCI EAFE Index"), the Russell 2000® Price Return Index ("Russell 1000 Index), and the NASDAQ-100® Price Return Index ("NASDAQ-100 Index"). Because each Reference Index is comprised of a collection of equity securities, in each case the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. In addition, the value of equity securities may decline for reasons directly related to the issuers of the securities. The historical performance of a Reference Index does not guarantee future results.

The S&P 500 Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges, and also may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion.

The MSCI EAFE Index is an equity index that captures large and mid-cap representations across developed markets in countries around the world. The securities comprising the MSCI EAFE Index are subject to the risks related to investments in foreign markets (e.g., increase price volatility, changing currency exchange rates, and greater political, regulatory, and economic uncertainty. The MSCI EAFE Index is a capitalization-weighted index of companies

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representing the stock markets of Europe, Australasia, and the Far East. It is designed to measure the equity market performance of developed markets, excluding the United States and Canada. In general, foreign markets may be less liquid, more volatile and subject to less government supervision than domestic markets.

Russell 2000® Price Return Index. The Russell 2000® Price Return Index is comprised of equity securities of small-capitalization U.S. companies. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies.

NASDAQ-100® Price Return Index. The NASDAQ-100® Price Return Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on The NASDAQ Stock Market, including companies across all major industry groups except the financial industry. To the extent that the NASDAQ-100® Price Return Index is comprised of securities issued by companies in a particular sector, the company's securities may not perform as well as companies in other sectors or the market as a whole. Also, any component securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).

There is no guarantee that a Reference Index will be available during the entire time you own your Contract. We may eliminate or substitute a Reference Index, at any time, including before the end of a Strategy Term, if there is a significant change in the calculation or composition of the Index, the cost to license, the cost to support the Strategies tied to the Reference Index, or the Reference Index is discontinued or otherwise becomes unavailable. If we substitute the Reference Index, the performance of the new Reference Index may differ from the original Reference Index. This, in turn, may affect the Index Performance and affect how you want to allocate Contract Value among the available Strategies. We will not substitute the Reference Index until the new Reference Index has been approved by the appropriate insurance regulatory authority. Upon substitution of a Reference Index during the Strategy Term, we will calculate your Index Performance on the replaced Reference Index up until the date of substitution and the substitute Reference Index from the date of substitution to the Strategy's Term End Date or the date we calculate a request for a withdrawal or surrender. A Reference Index substitution will not change the Crediting Factors for an existing Strategy. The performance of the new Reference Index may not be as good as the one that it replaced and as a result your Strategy Performance may have been better if there had been no substitution. See APPENDIX: INDEX SUBSTITUTION EXAMPLE. If we substitute the Reference Index and you do not wish to allocate your Contract Value to the Strategies available under the Contract, you may surrender your Contract, but you may be subject to a Withdrawal Charge and an MVA, which may result in a loss of principal and previously credited interest. A surrender may also be subject to federal and state income taxes and, if taken before age 59 1/2, a 10% additional tax.

Contract Benefits Risk. A negative Market Value Adjustment could apply for a withdrawal made during a Strategy Term and may result in significant loss of Contact Value and potentially the benefits provided by the Death Benefit.

Insurance Company Risk. An investment in the Contract is subject to the risks related to the Company. Any obligations, guarantees, or benefits under the Contract are subject to the financial strength and claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request at no charge by calling us at 1-877-723-8723 or writing to us at the address shown on the cover page of this Prospectus.

Contract Changes Risk. We reserve the right to change or discontinue a Reference Index for renewal Strategy Terms, but we guarantee the Floors and Buffer available at the time you purchased your Contract and include: (i) 0% Floor, (ii) a -10% Floor, and (iii) a Buffer of -10% will be available for each Reference Index, including any substituted Reference Index, for the life of your Contact. We regularly monitor the performance of each of the Strategies. From time to time, it may become necessary to cease offering, completely or temporarily, a particular Strategy. We reserve the right to discontinue making available new Strategies when our ability to offer those Strategies has been reduced due to changes in external forces such as the economic environment or actions taken by competitors. We may also discontinue a particular Strategy if there is insufficient volume to justify the continuation.

Tax Consequences. Generally, all earnings are tax-deferred until withdrawn or until annuity Income Payments begin. If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax deferred benefit.

Distributions (which include surrenders, withdrawals, or payment of death benefits) from non-Qualified Contracts will generally result in taxable income if Contract Value has increased. Distributions from Qualified Contracts will generally result in taxable income even if the Contract Value has not increased. All amounts includable in income with respect to the Contract are taxed at ordinary income tax rates. In certain circumstances, a 10% additional tax may also apply if the Owner takes a withdrawal before age 59 1/2. See TAXATION OF ANNUITIES IN GENERAL.

Business Disruption and Cyber-Security Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent

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upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting us, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website, impact our ability to calculate Contract Value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. In addition, the risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection. There can be no assurance that we or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, floods, earthquakes, epidemics, pandemics, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as the coronavirus COVID-19), could affect the ability, or willingness, of our workforce and employees of service providers and third-party administrators to perform their job responsibilities. Catastrophic events may negatively affect the computer and other systems on which we rely and may interfere with our processing of Contract-related transactions, including processing of orders from Owners, impact our ability to calculate Contract Value, or have other possible negative impacts. There can be no assurance that we or our service providers will avoid losses affecting your Contract due to a natural disaster or catastrophe.

THE COMPANY AND INVESTMENT OPTIONS

Empower Annuity Insurance Company of America

Empower is a stock life insurance company that was originally organized under the laws of the State of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980 prior to changing to Great-West Life & Annuity Insurance Company in 1982. In September of 1990, we re-domesticated under the laws of the State of Colorado. Our executive office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111. Effective August 1, 2022, Great-West Life & Annuity Insurance Company was renamed Empower Annuity Insurance Company of America.

Empower is a wholly owned subsidiary of Empower Holdings, Inc., a Delaware holding company. Empower Holdings, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013, under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

The assets of Empower's general account support its insurance and annuity obligations and are subject to its general liabilities from business operations and to claims by its creditors. Because guarantees under the Contract that may exceed your Contract Value (such as Death Benefits or other benefits available under the Contract), are paid from Empower's general account, any amounts that Empower may pay under the Contract are subject to its financial strength and claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider Empower's financial strength and claims-paying ability to meet its obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands, and Guam.

On June 3, 2019, Empower entered into an indemnity reinsurance agreement (the "Agreement") with Protective Life Insurance Company ("Protective") to indemnify and reinsure the obligations of Empower under substantially all of its non-participating individual life insurance and annuity business and group life and health business, including this Contract.

Under the Agreement, as of October 5, 2020, Protective provides administration and customer service for this Contract in accordance with its terms and conditions. Empower will continue its present role as the issuer of your

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Contract and will remain responsible for the administration and customer service of the Contract. All of your rights and benefits under your Contract and Empower's obligations under the Contract remain unchanged.

Index-Linked Options

Strategies

We will credit positive or negative interest at the end of a Strategy Term to amounts allocated to a Strategy based, in part, on the performance of the Index. An investment in a Strategy is not an investment in the Index or in any Index Fund. You could lose a significant amount of money if the Index declines in value. You could also lose a significant amount of money due to the Market Value Adjustment if amounts are removed from a Strategy before the end of its Strategy Term.

We currently offer Strategies for you to allocate your Contract Value. We offer Floor options of 0% and -10%, and a Buffer option of -10%, with each Strategy tracking the S&P 500 Price Return Index, the MSCI EAFE Price Return Index, the Russell 2000 Price Return Index, or the NASDAQ-100 Price Return Index. See THE COMPANY AND INVESTMENT OPTIONS — Index-Linked Options — Indexes for more information about the Indexes.

Information regarding the features of each currently offered Strategy, including the Strategy name, its type, Strategy Term length, its Reference Index crediting method, current limit on Index loss, and the minimum limit on Index gain, is available in an appendix to this prospectus. See APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

We can add or remove a Strategy and change the applicable Cap of a Strategy from one Strategy Term to the next, including the Reference Index and the current limits on Reference Index gains and losses (subject to any contractual minimum guarantees).

Strategy Performance and Strategy Value will fluctuate daily based on the Crediting Factors (e.g. Cap, Buffer, or Floor). For more information about the Market Value Adjustment, see CHARGES AND ADJUSTMENTS — Market Value Adjustment.

Downside Protection

We limit the amount an investor can lose at the end of the one-year Strategy Term. We limit the amount of negative interest at the end of a Strategy Term through a Buffer or a Floor. The Buffer establishes the amount of negative Index Performance that we will absorb, and the Floor is the maximum amount of negative Index Performance that we will credit to a Strategy. Here are a few examples. For a Strategy with a -10% Buffer, if the Index Performance was -25% at the end of the Strategy Term, we will credit -15% (the Index Performance percentage that exceeds the Buffer rate) which means your Contract Value will decrease by 15%. For a Strategy with a -10% Floor, if the Index Performance was -25% at the end of the Strategy Term, we will credit -10% (even though the Index Performance loss exceeded that rate). Because the Strategy Credit is calculated at a certain point-in-time, an Owner may experience negative or flat performance even though a Reference Index experienced gains through some or most of the Strategy Term.

Each Strategy will have either a Floor or Buffer that will not change during the Strategy Term.

The Floor is a limit on negative Index Performance and establishes the maximum amount of negative Strategy Credits that may be applied to a Strategy. The Floor is the maximum percentage loss, due to negative Index Performance, you can experience over the Strategy Term, even if negative Index Performance falls below the Floor. We are currently offering Floor options of 0% and -10%. A 0% Floor means you will not experience any loss due to Index Performance. A Floor of 0% will never result in a Strategy Credit of less than zero, which would reduce your Strategy Value. However, deduction of applicable Contract fees and charges or the application of the MVA may result in a reduction of your Surrender Value below the amount of your investment.

The Buffer is a limit on negative Index Performance up to a specified percentage of loss and establishes the amount of loss attributable to negative Index Performance that we will absorb before we apply a negative Strategy Credit to a Strategy. If negative Index Performance exceeds the Buffer, that excess negative performance will reduce the Strategy Value. Your exposure to negative performance is reduced by the Buffer, but your ultimate exposure can be substantial. We currently only offer a Buffer option of -10%.

We guarantee that the Floors and Buffer available at the time you purchased your Contract and include: (i) 0% Floor, (ii) a -10% Floor, and (iii) a Buffer of -10% will be available for each Reference Index, including any substituted Reference Index, for the life of your Contract.

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We manage our obligation to provide downside protection, in part, by purchasing option contracts (puts and calls) on the underlying Reference Index and fixed income investments (e.g. U.S. Treasuries) and by prospectively adjusting the current Floor and/or Buffer on future Strategies to reflect changes in the cost of purchasing such option contracts. The price of those options varies with market conditions as does the value of those options at any given point in time. Factors that impact the cost of these hedging strategies and therefore, the Floor and/or Buffer rates, are interrelating factors such as rising inflation, fluctuating interest rates, fluctuating stock market performance, geopolitical turmoil, and actions by governmental authorities. We also consider general economic trends and competitive factors. It is not possible to predict future performance of the markets.

When selecting a Strategy, work with your financial professional to determine your level of risk for loss in relation to a Strategy's Floor and Buffer rates based on your risk tolerance, investment time horizon and financial goals. Generally, Strategies with greater downside protection tend to have lower Caps than Strategies with less downside protection.

Upside Limits

We limit the amount an investor can earn at the end of the one-year Strategy Term. We limit the amount of interest credited at the end of a Strategy Term through a Cap. The Cap establishes the maximum percentage of positive Index Performance that may be used to calculate Strategy Performance. Here is an example. For a Strategy with a Cap of 5%, if the Index Performance was 10% at the end of the Term, we will credit interest of 5% (equal to the Cap since the Index Performance is greater than the Cap).

Each Strategy will have a Cap that will not change during the Strategy Term. You may find the current Cap for each Strategy on-line at https://Protective.onlineprospectus.net/Protective/ccs/?ctype=custom_1 and such current rate information is incorporated by reference into this prospectus.

The Cap is the maximum percentage of positive Index Performance that may be used to calculate Strategy Performance. The Cap will never be less than the minimum Cap we identify in the chart in the Summary section of this Prospectus and on the Schedule of your Contract, regardless of the Strategy. At the end of the Strategy Term, the positive Index Performance used to calculate Strategy Performance will be the lesser of the actual positive percentage change in the value of the Index over the Strategy Term or the Cap.

For a Cap, the lowest limit on Index gains that may be established is 1.5%. We will never offer a Strategy with a Cap below 1.5%.

We manage our obligation to set crediting method limits, in part, by purchasing option contracts (puts and calls) on the underlying Reference Index and fixed income investments (e.g. U.S. Treasuries) and by prospectively adjusting the current Cap rates on future Strategies to reflect changes in the cost of purchasing such option contracts. The price of those options varies with market conditions as does the value of those options at any given point in time. Factors that impact the cost of these hedging strategies and therefore, the Cap rates, are interrelating factors such as rising inflation, fluctuating interest rates, fluctuating stock market performance, geopolitical turmoil, and actions by governmental authorities. We also consider general economic trends and competitive factors. It is not possible to predict future performance of the markets. You bear the risk that in future Contract years we may reduce the Cap but in no event will the Cap be less than 1.5%.

When selecting a Strategy, work with your financial professional to determine your level of risk for limits on potential gains in relation to a Strategy's Cap rates based on your risk tolerance, investment time horizon, and financial goals. Generally, when there is a greater potential for investor loss, the current Cap Rate may be higher which allows for increased gain but also increased loss.

Strategy Term

The time period beginning on the Strategy Term Start Date and ending on the Strategy Term End Date (including both of those days) is the Strategy's Term. Generally, it is one (1) Contract Year. Crediting Factors will not change during the Term. No other Strategy Terms are offered.

We establish Strategies only on a Strategy Term Start Date. If a scheduled Start Date is not a Business Day (a holiday, for example) the next Business Day will be the Strategy Term Start Date.

Strategies mature on their Strategy Term End Date. If a scheduled Strategy Term End Date is not a Business Day, the next Business Day will be the Strategy Term End Date.

Note, however, that while Strategy Terms are typically described in years, they are Contract Years, not calendar years, and do not correspond to annual calendar dates. So, for example, a one (1) year Strategy Term established on the 3rd Wednesday in January will mature on the 3rd Wednesday in January in the following calendar year. Accordingly, a Strategy Term may contain more or less than 365 days.

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Strategy Value

On any Business Day, your Strategy Value for a particular Strategy is equal to A x (1 + B – C x D), where:

A = Strategy Base, which equals,

•  Purchase Payment allocated to the Strategy on the Effective Date, or

•  Thereafter, the Strategy Value as of the current Strategy Term Start Date, less any subsequent Strategy Base Withdrawal.

B = the rate measuring the interim performance of the Reference Strategy since the Strategy Term Start Date, as determine by the Crediting Factor and the performance of the Reference Index elected ("Strategy Credit Rate"), as measured from the Strategy Term Start Date,

C = the Contract Fee percentage that is used to calculate the Contract Fee, and

D = the number of years (whole and partial) that have elapsed since the Strategy Term Start Date.

Index Crediting Methodology

All Strategies use a point-to-point methodology to determine any credited interest or reduction. The beginning point is the Strategy Term Start Date and the ending point is the Strategy Term End Date (assuming the Contract was not surrendered). Strategy Performance is based on a single point in time (the Strategy Term End Date) and is not affected by Index Performance on any date between the Strategy Term Start Date and Strategy Term End Date.

Index Performance is the measure of the percentage increase or decrease in the Reference Index starting on the Strategy Term Start Date and ending on the Strategy Term End Date. The way we calculate Strategy Performance depends upon whether Index Performance is positive or negative and the upside limit (Cap as described above) and the type of downside protection (Floor or Buffer as described above) applicable to a Strategy. If the Index Performance was positive, the Cap is applied to determine any credited interest, which could be the same or less than the Index Performance. If the Index Performance was negative, the Floor or Buffer is used to determine the reduction, if any. The Floor is the maximum percentage reduction applied, and the Buffer provides a limit up to a specified percentage of loss and any loss greater than the Buffer is applied.

Strategy Credits on a Date Other Than a Contract Anniversary

Strategy Credits are also applied on a partial withdrawal, Contract surrender, the calculation of Income Payments or the payment of a Death Benefit. We will calculate Strategy Credits in the same manner that we do on each Contract Anniversary except that the Index Performance will be measured from the beginning of the current Contract Year to the date of the withdrawal, surrender, annuitization or death, as applicable. The Strategy Credit Rate will also reflect a deduction for the portion of the Contract Fee that has accrued since the beginning of the Strategy Term Start Date. In the case of a partial withdrawal, the Strategy Credit Rate will be multiplied by the amount withdrawn from the Strategy. All positive or negative adjustments, assessed by way of Withdrawal Charge, Contract Fee, MVA, or Strategy Credit, will be assessed on the amount withdrawn and will be reflected in the amount you receive ("Net Withdrawal Amount") on your requested withdrawal. You will find examples of these calculations as well as the impact of a partial withdrawal on the remaining Strategy Value in the CONTRACT ADJUSTMENT section in the Statement of Additional Information.

You can find the Strategy Credit applied to your Contract Value on your most recent Contract Anniversary in the annual statement that we forwarded to you following the Contract Anniversary. You may determine the amount of Strategy Credit that has accrued to your Contract Value after the last Contract Anniversary by calling the Administrative Office.

Bar Charts

The bar chart shown below provides the Reference Index's annual returns for the last 10 calendar years, as well as the Index returns after applying a hypothetical 5% Cap and a hypothetical -10% Buffer. The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Reference Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

The performance below is NOT the performance of any Strategy. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Reference Index gains and losses than the Strategy, and does not reflect Contract fees and charges, including surrender charges and the Market Value Adjustment, which reduce performance.

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1  The Index is a "price return index", not a "total return index", and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

1  The Index is a "price return index", not a "total return index", and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

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1  The Index is a "price return index", not a "total return index", and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

1  The Index is a "price return index", not a "total return index", and therefore does not reflect the dividends paid on the assets composing the Index, which will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

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The following examples illustrate how we calculate and credit interest under each Reference Index crediting methodology assuming hypothetical Index returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.

Assume you invested in a Strategy with a Floor of -10%, a Cap of 12%, and a Strategy Base of $10,000.

Example: 12% Cap
	Reference Index Starting Value	1,000	Calculation:
	Reference Index Ending Value	1,150	Index Performance of 15% is greater than the Cap of 12%.
	Index Gain	15%
	Amount credited at Strategy End Date	$1,200	The gain is limited to the Cap of 12%, so the interest credited is $1,200 ($10,000 x 12%). New Strategy Value is $10,000 + $1,200 = $11,200.
	New Strategy Value	$11,200
Example: -10% Floor
	Index Starting Value	1,000	Calculation:
	Index Ending Value	850	Index Performance of -15% is a greater loss than the Floor of -10%. The Floor represents the maximum amount that will be deducted.
	Reference Index Loss	-15%
	Amount deducted at Strategy End Date	$1,000	The loss is limited to the Floor of -10%, so the amount deducted is $1,000 ($10,000 x 10%). New Strategy Value is $10,000 - $1,000 = $9,000.
	New Strategy Value	$9,000

Assume you invested in a Strategy with a Buffer of -10%, a Cap of 12%, and a Strategy Base of $10,000.

Example: -10% Buffer
	Reference Index Starting Value	1,000	Calculation:
Reference Index Ending Value	700	Index Performance of -30% is a greater loss than
the Buffer of -10%. The difference between the
Index Performance and the Buffer represents the
amount that will be deducted. The difference in
			percentage loss is -20%.
	Reference Index Loss	-30%
	Amount deducted at Strategy End Date	$1,000	The loss is the difference of -20%, so the amount deducted is $2,000 ($10,000 x 20%). New Strategy Value is $10,000 - $2,000 = $8,000.
	New Strategy Value	$8,000

Strategy Base and Strategy Value

On each Business Day, we calculate two values associated with each Strategy: the Strategy Base and Strategy Value.

On any Business Day, the Strategy Base is the dollar amount applied to establish the Strategy on its Strategy Start Date, minus a reduction for any withdrawals taken during the Term. A withdrawal will reduce the Strategy Base. If you take a withdrawal, the Strategy Base amount after we process the withdrawal will be less than the Strategy Base amount before we process the withdrawal. If you do not take a withdrawal during the Strategy Term, the Strategy Base will not change and will remain equal to the dollar amount applied on the Strategy Term Start Date.

Strategy Value, on the other hand, is the dollar value of the Strategy. Contract Value is equal to the sum of the Strategy Values. On a Strategy Term Start Date, the Strategy Value is equal to the Strategy Base. On a Strategy Term End Date, the Strategy Value is equal to the calculated Strategy Value including any Strategy Credit calculated on the Strategy Term End Date. On any other Business Day, Strategy Value is equal to the Strategy Base multiplied by Strategy Performance. Therefore, the Strategy Value changes daily due to fluctuations in the Strategy's Reference Index and may be lower or higher than the Strategy Base. The Strategy Value does not include the Market Value Adjustment, Withdrawal Charge, or applicable fees and Premium Tax, if any. Strategy Value does not represent a Surrender Value. The Strategy Value is also the starting point for calculating a withdrawal or surrender on a Business

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Day other than the Strategy Term End Date. To calculate Strategy Value, we multiply the Strategy Base by the Strategy Performance (positive or negative) and add the result to the Strategy Base.

Reference Indices

Currently we offer several Strategies that calculate performance based on the S&P 500® Price Return Index ("S&P 500 Index"), the MSCI EAFE Price Return Index ("MSCI EAFE Index"), the Russell 2000® Price Return Index ("Russell 2000 Index"), and the NASDAQ-100® Price Return Index ("NASDAQ Index"). The Indices do not reflect dividends (they are "price return indexes") on the securities comprising the Index, and therefore the Index Performance under the Contract does not reflect the full investment performance of those securities and will cause the Index to underperform a direct investment in the securities composing the Index.

The S&P 500 Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion. You can find more information about this Index by working with your financial professional.

The MSCI EAFE Index is an equity index that captures large and mid-cap representations across developed markets in countries around the world. The securities comprising the MSCI EAFE Index are subject to the risks related to investments in foreign markets (e.g., increase price volatility, changing currency exchange rates, and greater political, regulatory, and economic uncertainty. The MSCI EAFE Index is a capitalization-weighted index of companies representing the stock markets of Europe, Australasia, and the Far East. It is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You can find more information about this Index by working with your financial professional.

The Russell 2000 Index is an equity index that is composed of small-capitalization U.S. equities. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than securities of larger companies. You can find more information about this Index by working with your financial professional.

The NASDAQ-100 Index is an equity index comprised of equity securities of the largest U.S. and non-U.S. companies listed on the NASDAQ Stock Market, including companies across all major industry groups except the financial industry. In general, to the extent that the NASDAQ-100 Index is comprised of securities issued by companies in a particular sector, the underlying securities may not perform as well as companies in other sectors or the market as a whole. Also, any component securities issued by non-U.S. companies (including related depositary receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty). You can find more information about this Index by working with your financial professional.

There is no guarantee that a Reference Index will be available for the entire term of your Contract. We have the right to substitute a Reference Index if it is discontinued, in the event of a contractual dispute with a Reference Index provider, if there is a material change in its calculation, the inability of the Company to effectively or efficiently hedge the movements of the Reference Index, or upon a material change in the credibility or financial stability of a Reference Index provider, as determined by the Company in its sole discretion. The performance of the new Reference Index may be different from the original Reference Index, which may affect your ability to receive positive Strategy Credits. If we add or substitute a Reference Index, we will seek regulatory approval from each applicable state insurance regulator and provide you with written notice of the change. We would attempt to choose a new Reference Index that has a similar investment objective and risk profile to the original Reference Index. If a similar Reference Index cannot be found, we will end the affected Strategies prematurely by calculating the Strategy Credit prematurely based on the Index Value and Crediting Factor(s) that were established on the applicable Strategy Term Start Date as of the date the Reference Index is terminated. The resulting Strategy Credit will be credited to your Strategy Value on the scheduled Strategy Term End Date, which will be later than the date when the Reference Index is terminated unless the Reference Index is substituted on the Strategy Term End Date. The selection criteria for a suitable alternative Reference Index include the following:

•  There is a sufficiently large market in exchange traded and/or over-the-counter options, futures and similar derivative instruments based on the index to allow the Company to hedge Strategy Credit Rates,

•  The index is recognized as a broad-based index for the relevant market, and

•  The publisher of the index allows the Company to use the index in the Contract and other materials for a reasonable fee.

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If we add or substitute a Reference Index associated with the Strategies, we will send you written notice stating the effective date of the addition or substitution at your last known address. We will include the notice in the periodic report unless earlier written notice is necessary.

Upon substitution of a Reference Index, we will calculate your Strategy Credit using the original Reference Index up until the date of substitution and the new Reference Index from the date of substitution to the end of the Strategy Term End Date. The substitution of a Reference Index will not change the applicable Cap, Floor, or Buffer. However, at your next Contract Anniversary we may offer a higher or lower Cap.

If you are not satisfied with the available Reference Index options, following a discontinued or substituted Reference Index, you may take a partial withdrawal or surrender the Contract subject to Withdrawal Charges and an MVA, which may result in a loss of principal and previously credited interest. A surrender may also be subject to federal and state income taxes and, if taken before 59 1/2, a 10% additional tax. The Strategy Index MVA Factor may result in an adjustment on any date except a Strategy Term End Date when it will equal zero. In contrast, the Strategy Interest MVA Factor may result in an adjustment to a withdrawal on any day, including a Strategy Term End Date, except the Strategy Interest Term End Date, which occurs once every six years. See "CHARGES AND ADJUSTMENTS" and "Market Value Adjustment" for detailed information on these fees, expenses, and adjustment.

The "Non-Unitized" Separate Account

We hold assets in a "non-unitized" separate account we have established under Colorado Law to support our obligations under the Strategies. We own the assets of the Separate Account, as well as any favorable investment performance on those assets. As Owner of the Contract, you do not participate in the performance of assets held in the Separate Account and do not have any direct claim on them. The Separate Account is not registered under the Investment Company Act of 1940. We are obligated to pay all money we owe under the Contract. If the obligation exceeds the assets of the non-unitized separate account, funds will be transferred to the non-unitized separate account from the general account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. You should look to the financial strength of the Company for its claims paying ability.

Our current plans are to invest a majority of Separate Account assets in fixed-income securities and the remaining portion in derivative instruments that hedge the movements of the Reference Indices. We place the securities and derivate instruments in the Separate Account which we use to support our guarantees to pay Strategy Credit on the Strategies. We purchase the derivative instruments, with the intent to create a similar investment return relative to the Strategies offered in your Contract. The fixed income securities support the Contract guarantees.

The Company's general account assets are also available, as necessary, to meet the guarantees under the Contract as well as our other general obligations. All guarantees under the Contract are subject to the claims paying ability and financial strength of the Company. In the event of shortfalls among the assets held in the Separate Account assets relative to the value of guarantees under the Contract, we may transfer assets from the Company's general account to the Separate Account in certain circumstances. For example, investment portfolio downgrades, or derivative yields that are less than Strategy Credit could cause a shortfall that results in transfers from the general account.

We credit your Strategy Value based on the performance of the Reference Indices and the Crediting Factor(s) that you select, without regard to the performance of the fixed income securities and derivative instruments held in the Separate Account. As an Owner of a Contract, you do not participate in the performance of the assets held in the Separate Account and do not have any direct claim on them. However, the performance of derivative instruments may affect the Caps that we offer under the Contract in the future.

DESCRIPTION OF THE CONTRACT

The Contract

The Contract is an individual single premium deferred registered index-linked annuity contract issued by Empower.

Use of the Contract in Qualified Plans

You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans that receive favorable tax treatment. Such Qualified Plans include Qualified Contracts such as either an individual retirement annuity (IRA) or Roth IRA. Many of these Qualified Plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/ or financial adviser regarding the use of the

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Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs (e.g., Withdrawal Charges) as they apply to your particular situation.

Parties to the Contract

Owner

Owner means the person or entity entitled to the ownership rights under the Contract, as named in the application. The Owner names the Annuitant or Joint Annuitants. If Joint Owners are named, as permitted for Non-Qualified Contracts only, all references to Owner shall mean Joint Owners. Joint Owners must be one another's Spouse as of the Effective Date and must both be natural persons. Any change in Owner is subject to our acceptance and we reserve the right to reject an ownership change request on a non-discriminatory basis. If accepted, the change will take effect as of the date the written Request is signed and received by us in Good Order.

The Owner must be age 90 or younger at the time the Contract is issued. The Owner must either be a natural person, an IRA custodian or trustee, a Grantor Trust, or a Non-Grantor Trust.

While Contracts owned by non-natural Owners are generally not treated as annuities for tax purposes, Grantor Trust-owned Contracts may be eligible to receive tax deferral in accordance with an exception to the non-natural owner rule under the Code. Upon the death of the Grantor, the Death Benefit will be paid pursuant to the Death Benefit provisions of the Contract. We allow a Grantor Trust to be an Owner only if it either has a single Grantor who is a natural person and the life used to determine the Death Benefit, or if it has two Grantors, one of which is the life used to determine the Death Benefit, who are one another's Spouse as of the Effective Date. If a Grantor Trust owns the Contract, the Grantor will be the Annuitant unless otherwise indicated in the application. Consult a tax advisor before naming a Grantor Trust as an Owner.

Contracts owned by a Non-Grantor Trust are considered owned by a non-natural entity and will generally not be treated as an annuity for tax purposes. If a trust is a Non-Grantor Trust, the trust is treated as the owner of the trust assets, the trust is regarded as a separate tax entity with its own Tax Identification Number, and all income, including the excess of the Contract Value over the investment in the Contract (Purchase Payment), is generally taxable income to the trust during each taxable year. If the Owner is a Non-Grantor Trust, all references to the life, age, or death of the Owner pertain to the life, age, or death of the Annuitant, and where there are Joint Annuitants, shall pertain to the older Joint Annuitant. Once selected, the Annuitant may not be changed. If there is a change of ownership of the Contract from a Non-Grantor Trust to a natural person, the original Annuitant and/or Joint Annuitant shall continue to determine any benefits under the Contract. Upon the death of the Annuitant, the Death Benefit will be paid to the Owner pursuant to the Death Benefit provisions of the Contract. Divorce provisions of the Contract are not applicable to Non-Grantor Trust owned Contracts. Consult a tax advisor before naming a Non-Grantor Trust as an Owner.

Contracts owned by an IRA custodian or trustee are not considered owned by a non-natural person and are treated as an IRA investment subject to the same tax requirements as any other IRA investment. Upon the death of the Underlying IRA holder, the Death Benefit will be paid to the IRA pursuant to the Death Benefit provisions of the Contract. IRA custodian or trustee owned Contracts receive tax deferral in accordance with the Code provisions governing IRAs.

If the Owner is an IRA custodian or trustee, the Underlying IRA holder must be the determining life and if there are two Annuitants, the Joint Annuitant must be the Underlying IRA holder's Spouse and the designated Beneficiary of the custodial or trusteed account.

Because the Code provides IRA holders with tax deferral and other benefits, the Contract should not be purchased by an Underlying IRA holder solely for tax deferral or other benefits already provided by the IRA itself.

Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. See TAXATION OF ANNUITIES IN GENERAL — Tax Deferral During Accumulation Period — Nonnatural Owner.

Beneficiary

You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuity Commencement Date by a Request sent to us.

You may also select one or more contingent Beneficiaries. You may change the contingent Beneficiary at any time before the Annuity Commencement Date by Request sent to us. If one or more primary Beneficiaries are alive within

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30 days after the Annuitant's death, the contingent Beneficiary cannot become the primary Beneficiary and any interest the contingent Beneficiary may have in the Contract will cease.

A change of Beneficiary or contingent Beneficiary will take effect as of the date the Request was signed, and received by us in Good Order, unless the Owner specifies a later date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payout, the Request was not received by us in Good Order, or we have otherwise taken action on a designation or change before receipt or processing of such Request. The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary and the contingent Beneficiary will become the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary. The benefits will then be paid to the contingent Beneficiary. If no contingent Beneficiary has been designated, then the benefits will be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary or contingent Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit to the Owner's estate.

If the Beneficiary is not the Owner's surviving Spouse, she/he may elect, not later than one year after the Owner's date of death, to receive the Death Benefit in either a single lump sum or payout under any of the Annuity Payment Options available under the Contract, provided that:

•  such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary, and

•  such distributions begin no later than one year after the Owner's date of death.

If the Company does not receive an election from a non-Spouse Beneficiary or substantially equal installments begin later than one year after the Owner's date of death, then the entire amount must be distributed within five years of the Owner's date of death. If the Beneficiary selects payment under an Annuity Payment Option, the Death Benefit will be determined as of the Annuity Commencement Date.

If a non-individual entity is entitled to receive benefits upon the Owner's death, the Death Benefit must be completely distributed within five years of the Owner's date of death. A Beneficiary or contingent Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, or contingent Beneficiary, as applicable, except as allowed by applicable law.

For Contract owned by Non-Grantor Trusts, the Owner will at all times by the Beneficiary.

Annuitant

The Annuitant is the person or persons on whose life annuity Income Payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. If the Annuitant dies during the Accumulation Period while the Owner is living and no joint Annuitant has been named, the Owner will become the new Annuitant. If there are joint Annuitants, when an Annuitant dies, the surviving joint Annuitant will become the sole Annuitant. However, if the Owner is not a natural person and the last surviving Annuitant dies before the Annuity Commencement Date, the death of the Annuitant will be treated as the death of the Owner.

The Owner may change the Annuitant, by Request, while the Annuitant is living and at least 30 days prior to the Annuity Commencement Date. All such changes must be made in writing and recorded at the Administrative Office.

Payee

The Payee is the person or persons designated by the Owner to receive the annuity Income Payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

Issuance of a Contract

The maximum issue age for this Contract is age 90. To purchase a Contract, you must submit certain application information and a Purchase Payment to us through a registered representative of broker/dealers who are also appointed as agents of the Company. Eligible broker/dealers must be registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and members of the Financial Industry Regulatory Authority ("FINRA").

If the necessary application information for a Contract accompanies the Purchase Payment is in Good Order, we will issue the Contract. We reserve the right to reject any application. We require allocation instructions for your

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application to be in Good Order. We will apply the Purchase Payment in accordance with your allocation instructions. If you do not provide us with allocation instructions, your application will not be in Good Order.

The Contract is between you and the Company. The Contract is not an investment advisory account, and the Company is not providing any investment advice or managing the allocations under your Contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the Contract, have the sole authority to make investment allocations and other decisions under the Contract.

Purchase Payments

The minimum Purchase Payment is $5,000; lower Purchase Payments require prior approval from the Company. We will issue the Contract once we receive the minimum Purchase Payment amount. You may allocate your Purchase Payment among the available References Indices and Crediting Factor(s).

The Purchase Payment may not exceed $1,000,000 without prior approval from the Company. We may impose conditions for our acceptance of a Purchase Payment greater than $1,000,000.

We reserve the right to limit, temporarily hold in suspense, or reject any Purchase Payment at any time. We may exercise this right if required by law or if we determine there are suspicious circumstances or activity surrounding your Purchase Payment, or portions of it. We also reserve the right to accept a lower minimum Purchase Payment or a larger maximum Purchase Payment. You may also purchase the Contract in exchange for another insurance contract.

Since this is a single Purchase Payment investment, you are unable to increase your Contract Value (and therefore the Death Benefit payable under the Contract) through subsequent Purchase Payments. In evaluating the purchase of a Qualified Contract, purchasers should take into consideration that they will not be able to make annual contributions to the Qualified Contract because additional Purchase Payments are not permitted. You should consult with your financial professional prior to purchasing the Contract.

Right to Cancel

The Contract is no longer offered to new purchasers, all issued Contracts are beyond the "free look" period — the following is for information purposes. If for any reason you are not satisfied with your Contract, you have the right to return the Contract within a certain number of days, which is at least 10, after you receive it, along with a written cancellation request, to our Administrative Office or the financial professional who sold it. If state law requires, this "free look" period may be longer than 10 days.

If you cancel your Contract during your "free look" period, we will not assess a Withdrawal Charge or an MVA. The returned Contract will be treated as if it were never issued, and you will receive a refund of the Contract Value, in states where permitted. This amount may be more or less than your Purchase Payment. In other states, we are required to refund the greater of the Contract Value or your Purchase Payment.

Other material state variations may apply. See APPENDIX: STATE CONTRACT AVAILABILITY AND VARIATIONS OF CERTAIN FEATURES for information on material state variations. State variations are identified in a special contract form used in that state. If you would like to review a copy of the Contract form for your particular state, contact our Customer Service at 1-877-723-8723 or your financial representative.

If you purchase the Contract as a Qualified IRA annuity Contract or hold it in an IRA Account, federal law requires that we refund your Purchase Payment. Some states also require us to return your Purchase Payment on the exercise of your right to cancel the Contract.

Allocation of Your Purchase Payment

You must provide us with allocation instructions on how to allocate your Contract Value to the Strategies. Allocations must be in dollars or whole percentages. The allocation instructions you provide us on your application automatically become your default allocation instructions, and we will follow these default instructions unless (1) you provide us new instructions or (2) we are unable to follow your instructions because we have discontinued a particular Reference Index or Crediting Factor.

You can elect to automatically rebalance your Contract Value on each Contract Anniversary. With this option, we will rebalance or reallocate the Contract Value among all of your selected Strategies according to your allocation instructions. See OTHER OPTIONAL BENEFITS — Rebalancer Option.

Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone. For non-written instructions regarding allocations, we may require a form of personal identification prior to

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acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract at any time for any reason.

After the first Contract Year, a Strategy's Term Start Date is the same Business Day as the maturing Strategy's Term End Date. You may re-allocate your Contract Value among the available Reference Indices and Crediting Factors only on the applicable Strategy Term End Date and only if that date occurs before your Annuity Commencement Date.

Strategy Transfers and Renewals

At the end of the Strategy Term, you may use all or part of the Strategy Value to renew the Strategy or establish a new Strategy.

Restrictions on Transfers During a Strategy Term

You may not transfer all or part of the value of an existing Strategy during the Strategy Term to any other existing Strategy.

You may not use all or part of the value of an existing Strategy to establish a new Strategy on any day other than a Contract Anniversary during the Accumulation Period.

Any instruction from you for either of these transactions will be treated as not in Good Order and will not be honored.

Renewal or Transfer of Strategy Value on a Contract Anniversary

Each Strategy will have a corresponding Cap, which we may change each Contract Year. In general, the Cap will be lower for Strategies that offer a Floor or Buffer that provides greater protection from negative Index Performance and higher for Strategies that offer less protection from negative Index Performance. We guarantee that Strategies offering a Floor or a Buffer that were available when you purchased your Contract, will be available for each Reference Index or substitute Reference Index during the life of your Contract.

You will have the choice of continuing in your existing Strategy(ies) with the new Cap, moving your Contract Value to another Strategy with the same Reference Index and a different Crediting Factor, or moving your Contract Value to another available Strategy with a different Reference Index and/or Crediting Factor. If you do not inform us that you want to move your Contract Value to another Strategy, you will stay in your current Strategy subject to the new Cap for the next Contract Year. You assume the risk that the new Cap may be less favorable than the Cap under the maturing Strategy and other Strategies that we currently offer. However, the Cap for the new Strategy will be those currently offered and may be different that those associated with the maturing Strategy.

At least fifteen (15) days before your Contact Anniversary, we will advise you of the upcoming Contract Anniversary and request instructions for allocation of the Strategy Value. The notice we send will include a description of the new Cap, which may be higher, lower, or the same as the previous Cap for each Strategy offered under your Contract. The new Cap may be as low as the minimum Cap of 1.5%. If you want to make an allocation change, you must give us notice no later than two (2) Business Days prior to your Contract Anniversary.

Not less than two weeks prior to the Strategy Term End Date, you can obtain information about Cap rates for each Strategy that will be available on the upcoming Contract Anniversary (which coincides with the next available Strategy Term Start Date). You may obtain this information the following ways:

•  Directly from us by calling 1-877-723-8723; or

•  From the financial professional who sold or services your Contract.

On a Strategy Term End Date, you may use the Strategy Value to renew, reallocate, or establish one or more new Strategies from those we are offering at that time.

Withdrawals and Surrenders

Anytime on or before the Annuity Commencement Date you may request a withdrawal from — or a surrender of — your Contract Value, by written Request in Good Order or any other method we permit at that time. The written consent of all Owners and irrevocable Beneficiaries must be obtained before we process a withdrawal or surrender. Federal and state income taxes may apply to distributions from the Contract, and a 10% additional tax may apply if the distribution occurs before an Owner's age 59 1/2. See TAXATION OF ANNUITIES IN GENERAL — Taxation of Withdrawals and Surrenders. Consult your tax adviser before taking a withdrawal.

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If you make a withdrawal or surrender the Contract, we will apply a Market Value Adjustment ("MVA") to any withdrawal or surrender that exceeds the Free Annual Withdrawal Amount. If interest rates at the time of the withdrawal are higher than at the start of the Interest MVA Term, the MVA will be negative. Conversely, if interest rates at the time of the withdrawal are lower than at the start of the Interest MVA Term, the MVA will be positive. A negative result from the Market Value Adjustment formula reduces the amount you receive or your remaining Contract Value, while a positive result from the Market Value Adjustment formula increases the amount you receive or your remaining Contract Value.

Generally, any negative MVA, and therefore the amount we deduct from the amount you receive or your remaining Contract Value when applying the MVA, will be greater if you request a withdrawal or surrender early during an Interest MVA Term, especially during the initial Interest MVA Term.

Application of a negative MVA to a withdrawal request or a surrender that exceeds the Free Annual Withdrawal Amount could reduce the Contract Value to less than the amount protected by any applicable Buffer(s) or Floor (s). Withdrawals and surrenders that exceed the Free Annual Withdrawal Amount in the first six (6) Contract Years (the Withdrawal Charge period) are also subject to a Withdrawal Charge and any applicable Premium Tax, in addition to the Market Value Adjustment.

Note: The application of the Withdrawal Charge and/or MVA to a withdrawal or surrender Request that exceeds the Free Annual Withdrawal Amount could reduce the Contract Value or Surrender Value to less than the amount protected by the Buffer(s) or Floor(s).

Partial Withdrawals

On or before the Annuity Commencement Date, you may request a withdrawal of a portion of your Contract Value, provided:

•  the amount you Request is specified as either a total dollar amount or as a percentage of Contract Value; and

•  the Surrender Value after the withdrawal is processed is at least $2,000 (not required for withdrawals taken to satisfy federal income tax rules concerning minimum distribution requirements application to your Contract).

If any of these requirements is not met, we will treat your withdrawal request as not in Good Order and will not process the Request. If this occurs, we will notify you and provide the opportunity to modify the instructions, so the requirements are met. If a withdrawal Request would cause your Surrender Value to be less than $2,000, we will treat your Request for partial withdrawal as a request for a full surrender of your Contract.

Surrenders

On or before the Annuity Date, you may request a surrender of your Contract and receive its Surrender Value. Unless you instruct us otherwise, we will pay the Surrender Value in a lump sum.

Requests

Requests for a withdrawal or surrender must be by Request in Good Order, or by any other method we permit at that time. These methods may include facsimile or electronic communications.

If we receive your Request for withdrawal or surrender in Good Order before 4 p.m. Eastern Time on a Business Day, we will process the Request that Business Day. If we receive the request on or after 4 p.m. Eastern Time on a Business Day, it will be processed the next Business Day.

We typically pay withdrawal and surrender Requests within five (5) Business Days of the date we receive the Request in Good Order. However, under certain circumstances it may be necessary to delay payment for up to six months, subject to all necessary approvals from the appropriate state insurance regulatory authorities.

How Withdrawals are taken from your Contract Value

Withdrawals will be deducted pro rata from the Strategy Value in the Strategies based on your Contract Value as of the date we received your Written Request in Good Order. We do not allow withdrawals to be deducted from the Strategies other than on a pro rata basis. This means you cannot instruct us on how to apportion the withdrawal, and we may withdraw amounts from a Strategy that you would prefer be excluded. We reserve the right to allow other partial withdrawal methods, in addition to pro-rata, which, if offered, will be made available to you at our sole discretion.

When you make a withdrawal request, you must instruct us as to whether the amount you request is (1) the amount you want to receive (a "net" withdrawal), or (2) the amount you want us to deduct from your Contract Value (a "gross" withdrawal). The formula is generally the same for a gross or net withdrawal; however, if you request a net withdrawal,

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the amount we deduct from your Contract Value could be more than the amount of your withdrawal request in order to account for the Market Value Adjustment and Withdrawal Charge, if applicable.

Calculating Amounts Associated with a Withdrawal

You will find an explanation of the steps and formulas used to calculate withdrawals and, more specifically, the Market Value Adjustment, and any applicable Withdrawal Charges in the CONTRACT ADJUSTMENT section in the Statement of Additional Information.

Effect of a Withdrawal

A withdrawal during a Strategy Term will not change any of the Crediting Factors. However, if you make a withdrawal or surrender the Contract on any day other than the Strategy Term End Date, you may reduce the Strategy Base. If you make a withdrawal when Strategy Performance is negative, the reduction to the Strategy Base could be significant and will be larger than if Strategy Performance were neutral or positive. The Strategy Base reduction may be substantially larger than the withdrawal amount requested, could result in loss of principal and previously credited interest, and may have a material impact when we apply credited interest or a reduction in Strategy Value on the Strategy Term End Date.

In addition, withdrawals during an Interest MVA Term that exceed the Free Annual Withdrawal Amount are subject to an MVA, and withdrawals made during the first six (6) Contract Years are also subject to a Withdrawal Charge. This means either (1) the amount we deduct from your Contract Value could be more than the amount of your withdrawal request if you request a net withdrawal, or (2) the amount you receive could be less than the amount of your withdrawal request if you request a Gross Withdrawal.

For examples of how a withdrawal or surrender affects your Contract Value, see the CONTRACT ADJUSTMENT section in the Statement of Additional Information.

Withdrawal and Surrender Restrictions

The Owner's right to make surrenders and withdrawals is subject to any restrictions imposed by applicable law or by the Qualified Contract. The Contract Data Page specifies the minimum partial withdrawal amount that you may request as well as the minimum amount of value that must remain in the Contract. If any partial withdrawal, the remaining Contract Value is less than the minimum amount specified on the Contract Data Page, a full surrender of the Contract may be required.

THE GENERAL ACCOUNT

The general account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, as amended (the "1933 Act"), and neither these accounts nor the Company's general account have been registered as an investment company under The Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the general account included in this Prospectus are for the Owner's information. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

Our General Account

We assume the risk of investment gain or loss on amounts held in the general account.

The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the general account, plus any guarantees under the Contract that exceed your Contract Value, are paid from our general account, any amounts that we may pay under the Contract are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract.

We encourage existing Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis as required by state regulators.

Our audited statutory financial statements are incorporated by reference in the Statement of Additional Information (which is available at no charge by calling us at 1-877-723-8723 or writing us at the address shown on the cover page of this Prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

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You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

DEATH BENEFIT

If any Owner dies before the Annuity Commencement Date and while the Contract is in force, we will pay a Death Benefit, less any applicable Premium Tax, to the Beneficiary. The Death Benefit terminates on the Annuity Commencement Date.

We will determine the Death Benefit as of the end of the Business Day we receive at our Administrative Office Due Proof of Death of the Owner, either by certified death certificate or by judicial order from a court of competent jurisdiction or similar tribunal. If we receive Due Proof of Death of the Owner after the end of the Business Day, we will determine the Death Benefit on the next Business Day. Only one Death Benefit is payable under the Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and Non-Qualified Contracts, except where noted otherwise. In that regard, the post-death distribution requirements for Qualified Contracts and Non-Qualified Contracts are similar, but there are some significant differences. For a discussion of the post-death distribution requirements for Qualified Contracts, see QUALIFIED RETIREMENT PLANS — Required Minimum Distributions.

The Death Benefit provisions of this Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code in the case of a Non-Qualified Contract, and Section 401(a)(9) of the Code in the case of a Qualified Contract. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

Please note that any Death Benefit payment we make is subject to our financial strength and claims-paying ability.

Payment of the Death Benefit

Within 60 days after we receive Due Proof of Death, the Beneficiary must elect the payment method for the Death Benefit.

The Beneficiary may take the Death Benefit in one sum immediately, in which event the Contract will terminate. No Withdrawal Charges will apply to the Death Benefit. We do not pro-rate Strategy Credit, the Floor, or the Cap in the event a Death Benefit becomes payable between Contract Anniversaries.

If the Death Benefit is not taken in one sum immediately, the Death Benefit will become the new Contract Value as of the end of the Business Day during which we receive Due Proof of Death of the Owner, and the entire interest in the Contract must be distributed under one of the following options:

•  the entire interest must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death, and subject to certain further limits in the case of a Qualified Contract; or

•  the entire interest must be distributed (i) within 5 years of the Owner's death if the Contract is a Non-Qualified Contract or, in some cases, a Qualified Contract, or (ii) within 10 years of the Owner's death if the Contract is a Qualified Contract and the 5-year requirement does not apply under applicable federal tax rules.

The tax rules for Qualified Contracts differ in some material respects from the tax rules for Non-Qualified Contracts, including by limiting the types of beneficiaries who can elect the first option above and the circumstances in which a 5-year or 10-year distribution requirement will apply. See QUALIFIED RETIREMENT PLANS — Required Minimum Distributions.

If there is more than one Beneficiary, each Beneficiary must submit instructions in Good Order specifying the manner in which the Beneficiary wishes to receive his or her portion of the Death Benefit.

Automatic Transfers Upon the Death of an Owner. Regardless of whether your Contract is Qualified or non-Qualified, in the event of the Owner's death, all automatic transfers under the Contract, such as the rebalancer option will cease upon receipt of Due Proof of Death of the Owner at our Administrative Office. If the surviving spouse elects to continue the Contract as the new Owner, they may also elect to participate in the rebalancing program by sending us new instructions, subject to the requirements governing those programs described in this Prospectus. Any eligible Beneficiary who elects a Death Benefit payment option that provides for the payment of Death Benefit

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proceeds either over the lifetime of the Beneficiary or within 5 or 10 years following the Owner's death (as applicable under federal tax rules) may transfer Contract Value among the Strategies and participate in the rebalancing program. See DEATH BENEFIT — Payment of the Death Benefit.

Continuation of the Contract by a Surviving Spouse

In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the deceased Owner's spouse is the sole Beneficiary, the surviving spouse may elect, in lieu of receiving a Death Benefit, to continue the Contract and become the new Owner.

The Contract will continue with the value of the Death Benefit having become the new Contract Value as of the end of the Business Day during which we received Due Proof of Death. The Death Benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the Death Benefit may be taken in one sum immediately and the Contract will terminate. If the Death Benefit is not taken in one sum immediately, the Death Benefit will become the new Contract Value as of the end of the Business Day during which we receive Due Proof of Death and must be distributed to the new Beneficiary according to options described above under "Payment of the Death Benefit."

A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

The rights of a Beneficiary under an annuity contract depend in part upon whether the Beneficiary is recognized as a "spouse" under federal tax law. A Beneficiary who is recognized as a spouse is treated more favorably than a Beneficiary who is not a spouse for federal tax purposes. Specifically, a Beneficiary who is the spouse of the deceased Owner may continue the Contract and become the new Owner, as described above. In contrast, a Beneficiary who is not recognized as a spouse of the deceased Owner generally must surrender the Contract within 5 or 10 years of the Owner's death or take distributions from the Contract over the Beneficiary's life or life expectancy, beginning within one year of the deceased Owner's death, with the applicable rules different depending on whether the Contract is a Non-Qualified Contract or a Qualified Contract.

U.S. Treasury Department regulations provide that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. In addition, if the Owner and the Beneficiary are no longer married as of the date of death, such individuals are no longer treated as Spouses for federal tax law purposes. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to a civil union or domestic partnership, or if the Beneficiary and the deceased Owner were no longer married as of the date of death, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.

If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.

Death of Owner

Death of Owner or Annuitant During the Payment Period

If an Annuitant dies during the Payout Period, remaining Income Payments, if any, will be distributed as provided by the Annuity Payment Option in effect.

If an Owner dies after the start of the income payout, any remaining Income Payments will be distributed at least as rapidly as provided by the Annuity Payment Option in effect.

If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the Annuity Payment Option which was in effect on the Annuitant's date of death.

Death of Owner Who Is Not the Annuitant During the Accumulation Period

If the Owner dies before the Annuity Commencement Date and there is a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Joint Owner may elect to take the Death Benefit or to continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner's Spouse on the date of the Owner's death), the Annuitant and/or the Contingent Annuitant are alive at the time of the

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Owner's death, unless the sole Beneficiary is the deceased Owner's surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

If the Owner dies after the Annuity Commencement Date and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the Annuity Payment Option applicable on the Owner's date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.

Death of Owner Who Is the Annuitant

If there is a Contingent Annuitant and a Joint Owner who is the surviving Spouse of the deceased Owner, the Joint Owner will become the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.

If there is a Joint Owner who is the surviving Spouse of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant, and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner's Spouse on the date of the Owner's death) and/or Contingent Annuitant are alive at the time of the Owner's death, unless the sole Beneficiary is the deceased Owner's surviving Spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

If Owner/Annuitant Dies After Annuity Commencement Date

If the Owner/Annuitant dies after the Annuity Commencement Date, any benefit payable must be distributed to the Beneficiary in accordance with and at least as rapidly as the Annuity Payment Option in effect on the date of death.

Contingent Annuitant

While the Annuitant is living and at least 30 days prior to the Annuity Commencement Date, you may, by written Request, designate or change a Contingent Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the Request is processed, unless you specify a certain date. You are not required to designate a Contingent Annuitant.

Selecting a Death Benefit

This Contract provides a standard Death Benefit. The following table summarizes information about the Death Benefit available under the Contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional?	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Equal to the greater of (less any Premium Tax): 1. the Surrender Value or Contract Value, or 2. the total Purchase Payment applied to the Contract, less any surrenders and withdrawals.	Standard	No charge	• None.

The Death Benefit is included with your Contract at no additional charge. The Death Benefit will be the greater of:

•  the Surrender Value or Contract Value on the date we receive Due Proof of Death, as of the date the Request for payment of the Death Benefit is received, minus any Premium Tax; or

•  the total Purchase Payment applied to the Contract, as of the date the Request for payment is received, less any surrenders, withdrawals, and Premium Tax, if any.

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Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three (3) to five (5) years from the date the Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. We may withhold tax and tax report on the amount that escheats to the state. The "escheatment" is revocable, however, and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. To make such changes, please contact us by writing to us, calling us, or other approved electronic means to our Administrative Office.

OTHER OPTIONAL BENEFITS

In addition to the Death Benefit discussed elsewhere in the Prospectus, other optional benefits are available under the Contract. The following benefits table summarizes information about these other benefits.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Rebalancer Option	Will automatically rebalance or reallocate the Contract Value on a Contract Anniversary among all of your selected Strategies according to your allocation instructions.	Standard	None	Only occurs on a Contract Anniversary.

Rebalancer Option

If the rebalancer option is elected, on each Contract Anniversary during the Accumulation Period, we will automatically rebalance your Contract Value among the Strategies based on your most recent allocation instructions that we have on file, or the allocation applied on the Effective Date if you have not made any additional allocation change requests. This means, for example, that if you elect the rebalancer option and your allocation instructions require that 50% of your Contract Value be allocated to the S&P 500® Price Return Index and 50% of your Contract Value be allocated to the Russell 2000® Price Return Index, we will transfer your Strategy Values between those Strategies on the Contract Anniversary so that 50% of your Contract Value has been allocated the S&P 500® Price Return Index and 50% of your Contract Value has been allocated to the Russell 2000® Price Return Index following the transfer. If you do not elect the rebalancer option or otherwise instruct us to change your allocation of Contract Value among the Strategies, as described below, your Contract Value will remain allocated among the same Strategies as of the most recent Contract Anniversary.

You may change your allocation of Contract Value among the Strategies and available Crediting Factors on each Contract Anniversary. Any new allocation change request will supersede any prior allocation change requests you made. There are no limits on the number of requests that you can make. Your request must be received at our Administrative Office at least two (2) Business Days prior to your Contract Anniversary for the new instructions to be effective for that Contract Anniversary. If we do not receive your Request in time for the next Contract Anniversary, your instructions will be effective on the following Contract Anniversary.

SUSPENSION OR DELAY IN PAYMENTS

Payments of a withdrawal or surrender of the Contract Value or Death Benefit are usually made within five (5) Business Days. However, we may delay such payment of a withdrawal or surrender of the Contract Value or Death Benefit if a reference Index is not published.

We may delay payment of a withdrawal or surrender for up to six months where permitted.

It is possible that the market on which an Index is based could experience an emergency close, or that the compiler of the Index experience an interruption that prevents calculation and/or publication of the closing Index value on a Business Day. This would impact our ability to establish or mature Strategies based on the affected Index. Therefore,

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if any Index experiences an emergency or interruption of business and cannot publish a closing value, we will delay the Strategy End Date or Strategy Start Date for the Contract until the next Business Day.

SUSPENSION OF CONTRACTS

If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about you and your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to process any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

CHARGES AND ADJUSTMENTS

Contract Fee

We deduct an annual Contract Fee based on the total value of all your interests in the Strategies during the Accumulation Period. The Contract Fee is calculated annually at a rate of 1.20%. The Contract Fee is assessed annually beginning on your first Contract Anniversary and on each Contract Anniversary thereafter. We deduct the Contract Fee on a pro rata basis, as a Strategy Fee, from the Strategy Value of each Strategy that you have selected.

If you surrender the Contract, we will calculate the Contract Fee on a pro rata basis as of the surrender date and will assess the Contract Fee on the total value of all the Owner's interest in the Strategies at the time of the surrender. We will assess the pro rata Contract Fee before applying any Withdrawal Charge or MVA to determine your Surrender Value.

The Contract Fee is intended to compensate us for all the Contract's benefits, including our contractual guarantees, certain Contract expenses, and assuming the expense risk that the current charges are less than future Contract administration costs. If the Contract Fee is less than these costs and risks, we will bear the loss. If the Contract Fee covers these costs and risks, any excess amount is profit to us. We expect a profit from this fee.

Market Value Adjustment

If you make a withdrawal or surrender your Contract during the Accumulation Period, we will apply a "market value adjustment" or "MVA" to any withdrawal or surrender that exceeds the Free Annual Withdrawal Amount. The MVA is based on the change in market interest rates between the beginning of the Interest MVA Term and the withdrawal date. We use MVA rates to measure this change in market interest rates. Application of the MVA to a withdrawal or surrender request that exceeds the Free Annual Withdrawal Amount could reduce the Contract Value or Surrender Value to less than the amount protected by the Buffer(s) or Floor(s). No MVA will apply after the end of the Accumulation Period.

We apply an MVA to transfer risk to you to protect us from losses on our investments supporting Contract guarantees if amounts are withdrawn or the Contract is surrendered before the end of an MVA Term.

For each Strategy, we will calculate the MVA as of the date we receive your written Request for surrender or partial withdrawal in Good Order. If the MVA is positive, we will increase your Surrender Value or amount you receive from a partial withdrawal by the amount of the positive MVA. If the MVA is negative, we will decrease the Surrender Value or amount you receive from a partial withdrawal by the amount of the negative MVA. If the MVA is equal to one (1), we will not change the Surrender Value or amount you receive from a partial withdrawal. For examples of these calculations see THE CONTRACT ADJUSTMENT section in the Statement of Additional Information.

Interest MVA Term

The MVA will apply for the entire Accumulation Period. The initial Interest MVA Term is the first six (6) Contract Years. Withdrawals and surrenders that exceed the Free Annual Withdrawal Amount in the first six (6) Contract Years (the initial Interest MVA Term and Withdrawal Charge period) are also subject to a Withdrawal Charge and any applicable Premium Tax, in addition to the MVA. The Withdrawal Charge percentage starts at 7% and decreases to zero after the first six (6) Contract Years. Following the initial Interest MVA Term of six (6) Contract Years, the Interest MVA Term automatically renews each Contract Anniversary for another six (6) Contract Years. During an Interest MVA Term other than the initial Interest MVA Term, we will apply only an MVA and any applicable Premium Tax, but not a Withdrawal Charge, to any withdrawal requests that exceed the Free Annual Withdrawal Amount.

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Market Value Adjustment Formula

The MVA has two components: the Strategy Interest MVA Factor and the Strategy Index MVA Factor. The total MVA is equal to the sum of the two factors. Each MVA Factor may increase, decrease, or not impact the amount you receive from a partial withdrawal or surrender. You may lose a portion of your principal due to the MVA and, as such, you agree to bear the investment risk associated with the MVA. You should carefully consider your income and investment needs before purchasing the Contract.

The formula is applied consistently across all investment options within the Contract. It does not relate specifically to any particular fixed income securities or derivative contracts supporting the Contract, but represents the change in market (or fair) value of hypothetical assets that match the guarantees provided in the Contract.

The two components of the MVA, the Strategy Interest MVA Factor and the Strategy Index MVA Factor, relate to the two classes of assets that support the Contract: (i) the interest market value adjustment (Strategy Interest MVA Factor) approximates changes in the value of the fixed income securities; and (ii) the index market value adjustment (Strategy Index MVA Factor) approximates the changes in the value of derivative instruments.

The Strategy Interest MVA Factor reflects changes in interest rates. In general, if interest rates increase, the Strategy Interest MVA Factor will be negative and will decrease the amount you receive. Conversely, if interest rates decrease the Strategy Interest MVA Factor will be positive and will increase the amount you receive. The Strategy Interest MVA Factor is subject to a six (6) year term that begins on the Contract Effective Date, during which the formula used to calculate the Strategy Interest MVA Factor is fixed. Your Contract continues after the Interest MVA Term End Date, and the Interest MVA Term renews every six (6) years for the life of your Contract through the Accumulation Period. The Strategy Interest MVA Factor may result in an adjustment to a Gross Withdrawal taken on any day, including a Strategy Term End Date, except a Strategy Interest Term End Date, which occurs once every six (6) years.

The Strategy Index MVA Factor reflects changes in the value of derivative instruments, which is calculated using an options valuation model called the Black Scholes model. The model uses a variety of market inputs, including the price of the Reference Index, the volatility of the Reference Index price and the time remaining until the date when the option may be exercised, to estimate the option's value at any particular point during the Strategy Term. The Strategy Index MVA Factor may be negative even when the value of the Reference Index has increased or a decline in the value of the Referenced Index is within the amount of the applicable Floor or Buffer. Furthermore, the Strategy Index MVA Factor always will be less than any increase in the value of the Reference Index.

The Strategy Index MVA Factor will be zero on any Strategy Term End Date and will not result in any adjustment to withdrawals taken at the end of a Strategy Term. You may avoid a Strategy Index MVA Factor adjustment by taking a withdrawal on a Strategy Term End Date or by limiting any withdrawal to the Free Annual Withdrawal Amount. In contrast, the application of the Strategy Interest MVA Factor may result in an adjustment to a partial withdrawal or surrender taken on any day, including a Strategy Term End Date, except an Interest MVA Term End Date, which occurs every six years.

The MVA is calculated as the sum of the Strategy MVAs. For each Strategy, the Strategy MVA is calculated as A multiplied by the greater of zero and B - (C x (D/E)), where:

A = Strategy MVA Factor,

B = the amount of Strategy Base that is withdrawn as a result of the Request for a partial withdrawal ("Strategy Base Withdrawal"),

C = Free Annual Withdrawal Amount as of the date of the Request, prior to the Request,

D = Strategy Base as of the date of the Request, prior to the Request, and,

E = Contract Base as of the date of the Request, prior to the Request.

The Strategy MVA Factor referenced in "A" above, is calculated as A + B, where:

A = Strategy Interest MVA Factor, and

B = Strategy Index MVA Factor.

The Strategy Interest MVA Factor is calculated as ((1 + A + B) ÷ (1 + C + D))E – 1, where:

A = Interest MVA Rate 1 as calculated on the Interest MVA Term Start Date using the Constant Maturity Treasury rate assuming a term-to-maturity equal to the Interest MVA Term,

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B = Interest MVA Rate 2 as calculated on the Interest MVA Term Start Date using The ICE BofA ML 5-7 Year US Corporate Index,

C = Interest MVA Rate 1 as calculated on the date of the Request using the Constant Maturity Treasury rate assuming a term-to-maturity equal to the number of years (whole or partial) from the date of the Request until the Interest MVA Term End Date,

D = Interest MVA Rate 2 as calculated on the date of the Request using The ICE BofA ML 5-7 Year US Corporate Index, and

E = The number of years (whole or partial) from the date of the Request to the Interest MVA Term End Date.

If the specified term-to-maturity is not published, then the rate used will be found by interpolating the rates from next highest and next lowest published maturities (the 30-day rate will be used for a term-to-maturity of less than 30 days).

The Strategy Index MVA Factor is calculated as A – B – (C x (D/E)), where:

A = The estimated market value, expressed as a percentage of the Strategy Base, of a set of put and call options as determined by an option pricing formula ("Strategy Option Value"), as of the date of the Request,

B = Strategy Credit Rate as of the date of the Request,

C = Strategy Option Value as calculated on the Strategy Term Start Date,

D = The number of years (whole or partial) from the date of the Request to the Strategy Term End Date, and

E = Strategy Term.

On each Business Day the Strategy Option Value is calculated based on the estimated market value of a set of put and call options as determined by an option pricing formula. For more information about the calculation of the Strategy Option Value and our use of the Black Scholes model see the CONTRACT ADJUSTMENT section in the Statement of Additional Information.

If any reference used in the calculation of the Strategy Interest MVA Factor or Strategy Index MVA Factor is not published on the day or year the MVA is calculated, the transaction will be postponed until the reference is published. If any publication for any reference used in the calculation of the Strategy Interest MVA Factor or Strategy Index MVA Factor is discontinued or the calculation of the reference is materially changed then the Company will substitute a suitable reference and send notification of this change, subject to approval from the state insurance commissioner if required.

If the publication of any component of the indices used to calculate the Interest MVA Factor is discontinued or the indices are changed substantially, we may substitute a new index for the discontinued or substantially changed index used to calculate the Interest MVA Factor, subject to approval by the insurance department in your state. Before we substitute an index, we will notify you in writing of the substitution.

The result of the MVA formula is a percentage (negative, positive, or zero). That percentage is multiplied by the amount the requested withdrawal or surrender exceeds the available Free Annual Withdrawal Amount to determine the dollar amount of the MVA. The dollar amount of the MVA will increase, decrease or have no effect on either (1) your withdrawal proceeds or (2) the Contract Value remaining in your Contract and any other values (e.g. Death Benefit) that utilize the Contract Value to determine benefits provided. If interest rates at the time of the withdrawal are higher than at the start of the Interest MVA Term, the MVA will be negative and will reduce your withdrawal proceeds or your Contract Value. A negative adjustment could reduce values under your Contract by more than the amount withdrawn. In extreme circumstances, the maximum percentage amount of potential loss resulting from a Market Value Adjustment decrease is 90%. Conversely, if interest rates at the time of the withdrawal are lower than at the start of the Interest MVA Term, the MVA will be positive.

Please call us at 1-877-723-8723 if you have any questions about the current Market Value Adjustment that may apply to a withdrawal or surrender greater than the Free Annual Withdrawal Amount. Any Market Value Adjustment rate and amount can fluctuate daily. The Market Value Adjustment dollar amount or the Market Value Adjustment rate provided to you may differ from the actual value calculated at the time of the adjustment.

For examples of how the MVA can affect a full surrender or withdrawal requested, see the CONTRACT ADJUSTMENT section in the Statement of Additional Information.

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Waiver of MVA

The MVA will not apply to:

•  Free Annual Withdrawal Amount,

•  A surrender that qualifies as Hardship Waiver such as the Nursing Home, Hospital, or terminal illness waiver, as described in this prospectus,

•  Partial withdrawals taken as RMDs under the Code, as permitted pursuant to a systematic withdrawal option we provide, and

•  Income Payments during the Payment Period.

If you elect to begin annuity payments, we will apply the MVA to Contract Value used to calculate Income Payments. We will not apply the MVA to the Income Payments you receive.

Withdrawal Charge

General

We do not deduct any charge for sales expenses from your Purchase Payment at the time you make them. However, within certain time limits described below, we deduct a Withdrawal Charge (may also be referred to as a "surrender charge") from the Contract Value when you make a surrender or withdrawal, before the Annuity Commencement Date during the Withdrawal Charge period. We do not apply the Withdrawal Charge when we pay a Death Benefit. If you elect to begin annuity payments within the first six (6) Contract years, we will deduct the applicable Withdrawal Charge from the Contract Value used to calculate Income Payments.

The Withdrawal Charge reimburses us for expenses related to sales and distribution of the Contract, including commissions, marketing materials, and other promotional expenses. In the event Withdrawal Charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess.

The amount of the Withdrawal Charge depends on the length of time you have owned your Contract, and the amount you withdraw. The Withdrawal Charge amount is computed as a percentage of the amount withdrawn in excess of the Free Annual Withdrawal Amount, see the "Free Annual Withdrawal Amount" section below.

The Withdrawal Charge percentage applicable during each Contract Year during the Withdrawal Charge period are displayed in the table below:

Contract Year		Withdrawal Charge Percentage
1		7%
2		7%
3		6%
4		5%
5		4%
6		3%
7	or more	0%

Calculating the Withdrawal Charge

For purposes of calculating the Withdrawal Charge, we treat the Contract Year in which we receive your Purchase Payment as "Contract Year 1."

We will deduct the Withdrawal Charge as a percentage of the Purchase Payment being withdrawn excluding the Free Annual Withdrawal Amount, as applicable. The Withdrawal Charge will be calculated as the greater of zero and A times the lesser of B – D and C – D, where:

A = Withdrawal Charge Percentage

B = Contract Base withdrawal calculated as the result of the Request for payment,

C = Remaining Purchase Payment as of the date the Request for payment is received, and

D = Remaining percentage of Purchase Payment available as a Free Annual Withdrawal Amount, as of the date the Request for payment is received.

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On surrender, you will receive the Contract Value as adjusted for any applicable Strategy Credits and MVA less any applicable Withdrawal Charge. For an example of how we calculate the amount you receive when you make a partial withdrawal, see the CONTRACT ADJUSTMENT section in the Statement of Additional Information.

We will not assess the Withdrawal Charge on:

•  Free Annual Withdrawal Amount,

•  Death Benefit proceeds,

•  Partial withdrawals taken as RMDs under the Code,

•  Partial withdrawals or a surrender after the sixth (6) Contract Year,

•  A surrender that qualifies as a Hardship Waiver such as the Nursing Home or Hospital waiver or terminal illness waiver as described below, and

•  Income Payments during the Payout Period.

Free Annual Withdrawal Amount

After the first Contract Anniversary, you may receive a Free Annual Withdrawal Amount each year, equal to 10% of the remaining Purchase Payment. Initially, the Purchase Payment is initially equal to the amount of the single premium you paid and subsequently reduced by the Gross Withdrawal of each partial withdrawal that you request, including any Free Annual Withdrawal Amount and RMD. As long as the partial withdrawals you take during a Contract Year do not exceed the Free Annual Withdrawal Amount, we will not assess a Withdrawal Charge or apply an MVA.

If you make a partial withdrawal of less than the Free Annual Withdrawal Amount, the remaining Free Annual Withdrawal Amount will be applied to any subsequent partial withdrawal which occurs during the same Contract Year. Any remaining Free Annual Withdrawal Amount will not carry over to a subsequent Contract Year. The Free Annual Withdrawal Amount is limited to and cannot exceed the Surrender Value of your Contract.

Withdrawals, including withdrawals of the Free Annual Withdrawal Amount, maybe subject to income taxation and may be subject to a 10% federal additional tax if taken before the Owner reaches age 59 1/2. See TAXATION OF ANNUITIES IN GENERAL — Taxation of Withdrawals and Surrenders.

Hardship Waivers

We will not deduct a Withdrawal Charge or apply an MVA in the case of a full surrender where the Owner or Annuitant qualifies for the Nursing Home or Hospital waiver or terminal illness waiver, as described below. Before granting the waiver, we may request a second opinion or examination of the Owner or Annuitant by one of our examiners. We will bear the cost of any second opinion or examination. Further, the Company reserves the right to require access to medical records prior to payment of any amount. You may exercise this waiver only once during the time you own the Contract. Hardship Waivers are only applicable to a full surrender.

Nursing Home or Hospital Waiver

We will not deduct a Withdrawal Charge or apply an MVA in the case of a full surrender where any Owner or Annuitant is confined to a licensed Nursing Home or Hospital and has been confined to such Nursing Home or Hospital for at least 180 consecutive calendar days after the latter of the Effective Date or the date of change of Owner or Annuitant. We may require verification of confinement to the Nursing Home or Hospital

The conditions that must be met are:

•  Proof that the confinement in a Nursing Home or Hospital is recommended by a physician who is duly licensed by the state to treat the injury or sickness causing the confinement and who is not an employee of the Nursing Home or Hospital where the Annuitant or Owner is confined; and

•  A Request for a waiver of the Withdrawal Charge and the MVA, accompanied by written proof of confinement and the physician's recommendation described above, is received by the Administrative Office no later than 90 calendar days following the date that the qualifying confinement has ended.

Terminal Illness Waiver

We will not deduct a Withdrawal Charge or apply an MVA in the case of a full surrender where any Owner or Annuitant is diagnosed with a terminal illness and has a life expectancy of 12 months or less from the date of the Request for a withdrawal. As proof, we may require a determination of the terminal illness. Such determination must

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be signed by a licensed physician making the determination after the latter of Effective Date or the date of change of the Owner or Annuitant. The licensed physician must not be the Owner or Annuitant or a member of either's immediate family.

Please see your Contract for more information.

The laws of your state may limit the availability of the Withdrawal Charge waivers and may also change certain terms and/or benefits under the waivers. You should consult your Contract and Appendix D for further details on these variations. Also, even if you do not pay a Withdrawal Charge because of the waivers, you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult a tax adviser to determine the effect of surrendering the Contract on your taxes.

Surrenders

At any time before the Annuity Commencement Date and before the death of the Owner, you may surrender your Contract for the Surrender Value.

To surrender your Contract, you must make a Written Request in Good Order to our Administrative Office. The consent of all Owners and irrevocable Beneficiaries must be obtained before the Contract is surrendered.

If you surrender the Contract, you will receive the Surrender Value which is equal to your Contract Value, less any applicable Withdrawal Charge and adjusted for any MVA, and reduced by Premium Tax, if any. Presented as an equation, the Surrender Value is equal to A + B - C - D where:

A = Contract Value,

B = MVA,

C = Withdrawal Charge, and

D = Premium Tax, if any.

See CHARGES AND ADJUSTMENTS in this Prospectus and for more information on the calculation of any Withdrawal Charge and MVA see the CONTRACT ADJUSTMENT section in the Statement of Additional Information. A surrender may also be subject to income tax and, if taken before age 59 1/2, an additional 10% federal penalty tax. You should consult a tax adviser before requesting a surrender.

Premium Taxes

We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Purchase Payments or values under the Contract. We may deduct charges for the Premium Taxes we incur with respect to your Purchase Payments, from amounts withdrawn, or from amounts applied to a Payment Option. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Purchase Payment, depending on applicable state law.

Other Information

We sold the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts as well as any amounts we earn on investments. See DISTRIBUTION OF THE CONTRACTS for more information about payments we make to the broker-dealers.

ANNUITY PAYMENTS

Annuity Commencement Date

When you purchase the Contract, we will set the Annuity Commencement Date as the Contract Anniversary following the Annuitant's 110th birthday. If there are Joint Annuitants, we will set the Annuity Commencement Date based on the age of the oldest Joint Annuitant.

Annuity Commencement Dates that occur or are scheduled to occur at an advanced age for the Annuitant (e.g., past age 95), may in certain circumstances have adverse income tax consequences. See TAXATION OF ANNITES IN GENERAL. Distributions from Qualified Contracts may be required before the Annuity Commencement Date.

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Changing the Annuity Date

You may change the Annuity Commencement Date by sending a written Request in Good Order to our Administrative Office provided: (i) the request is made while an Owner is living; (ii) the request is received at our Administrative Office at least 30 calendar days before the anticipated Annuity Commencement Date; and (iii) the requested Annuity Commencement Date is at least two (2) years after the Effective Date. Any such change is subject to any maximum maturity age restrictions that may be imposed by law and cannot extend past the Annuitant's 110th birthday or the original Annuity Commencement Date.

Terms of Income Payments

We use fixed rates of interest to determine the amount of Income Payments payable under the Annuity Payment Options. Income Payments will vary, however, depending on the number of Annuitants living on the Annuity Commencement Date. Once Income Payments begin, you cannot change the terms or method of those payments. We do not apply a Withdrawal Charge or MVA to Income Payments.

If there is one Annuitant living on the Annuity Commencement Date, we will apply your Surrender Value to provide for a Life Income Option, unless you have elected an Annuity Payment Option before the Annuity Commencement Date or we are otherwise required under the Code. If there are two Annuitants living on the Annuity Commencement Date, we will apply your Surrender Value to a Joint and Last Survivor Life Income Option unless you have elected an Annuity Payment Option before the Annuity Commencement Date or we are otherwise required by the Code. We describe the Life Income Option and the Joint and Last Survivor Life Income Option under "Annuity Payment Options" below.

We will make the first Income Payment on the Annuity Commencement Date. We may require proof of age and sex of the Annuitant/Joint Annuitants before making the first Income Payment. To receive Income Payments under any Annuity Payment Option, the Annuitant/Joint Annuitant must be living on the Annuity Commencement Date and on the date that each subsequent payment is due as required by the terms of the Annuity Payment Option. We may require proof from time to time that this condition has been met.

Annuity Income Payments

On the Annuity Date, we will apply the Contract Value to the Annuity Option you have selected to determine your annuity income payment. You choose the frequency of the annuity Income Payments subject to certain minimum payment amounts as discussed in Election of an Annuity Payment Option below.

Fixed Income Payments

Fixed Income Payments are periodic payments from the Company to the designated Payee, the amount of which is fixed and guaranteed by the Company. Once fixed Income Payments have begun, they may not be surrendered.

Election of an Annuity Payment Option

You and/or the Beneficiary may elect to receive one of the Annuity Payment Options described under "Options" below. The Annuity Payment Option and distribution, however, must satisfy the applicable distribution requirements of Section 72(s) or 401(a)(9) of the Code, as applicable.

The election of an Annuity Payment Option must be made by written Request. The election is irrevocable after the payments commence. The Payee may not assign or transfer any future payments under any option.

The amount applied under each Annuity Payment Option must be at least $250 or the amount required to provide an initial monthly Income Payment of $20.

You may elect to receive Income Payments monthly, quarterly, semiannually, or annually. We will also furnish the amount of such payments on request. Payments that are less than $20 will only be made annually.

If you do not specify an Annuity Payment Option in your application, the default payment option will be Option 1 — Life Annuity. You may change this payment option any time before payments begin on the Annuity Commencement Date.

Annuity Payment Options

We offer the following Annuity Payment Options:

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Option 1 — Life Annuity. We make Income Payments during the life of the Annuitant, and the last payment is the one that is due before the Annuitant's death. The Contract will not enter the Payment Period if the Annuitant dies after the election of this Annuity Payment Option 1, but prior to the date Income Payments begin, and the Beneficiary will receive the Contract's Surrender Value. If the Annuitant dies shortly after Income Payments have begun, on the Annuity Commencement Date, the Payee may receive less than your investment in the Contract.

Option 2 — Life Annuity with Guaranteed 10-Year Period Certain. We make Income Payments during the life of the Annuitant, with payments for a guaranteed minimum period of 10 years. The Contract will not enter the Payment Period if the Annuitant dies after the election of this Annuity Payment Option 2, but prior to the date Income Payments begin, and the Beneficiary will receive the Contract's Surrender Value. If the Annuitant dies after Income Payments begin, the Beneficiary will receive the present value of the remaining payments, computed at the interest rate used to calculate Option 2, for the guaranteed minimum period of 10 years.

Option 3 — Joint and Last Survivor Annuity. We make Income Payments during the lifetimes of the Annuitant and the Joint Annuitant. Upon the death of one Annuitant, Income Payments to the Payee continue during the lifetime of the surviving Joint Annuitant. The Contract will not enter the Payment Period if the Annuitant and Joint Annuitant die after the election of this Annuity Payment Option 3, but prior to the date Income Payments begin, and the Beneficiary will receive the Contract's Surrender Value. If both the Annuitant and Joint Annuitant die shortly after Income Payments have begun, the Payee may receive less than your investment in the Contract.

Option 4 — Joint and Last Survivor with Guaranteed 10-Year Period Certain. We make Income Payments during the life of the Annuitant and Joint Annuitant, with payments for a guaranteed minimum period of 10 years. The Contract will not enter the Payment Period if the last surviving Annuitant dies after election of this Annuity Payment Option 4, but prior to the date Income Payments begin, and the Beneficiary will receive the Contract's Surrender Value. If the last surviving Annuitant dies after Income Payments begin, the Beneficiary will receive the present value of the remaining payments, computed at the interest rate used to calculate Option 4, for the guaranteed minimum period of 10 years.

Option 5 — Life Annuity with Cash Refund. We make Income Payments during the lifetime of the Annuitant, and the last payment is the one that is due before the Annuitant's death, the Payee may receive a lump sum refund. The amount of the lump sum refund equals the amount applied to this Annuity Payment Option minus the total paid to the Annuitant under this option. The Contract will not enter the Payment Period if the Annuitant dies after the election of this Annuity Payment Option 5, but prior to the date Income Payments begin, and the Beneficiary will receive the Contract's Surrender Value. If the Annuitant dies before the lump sum amount applied to this Annuity Payment Option has been recovered, the remaining lump sum amount will be paid to the Beneficiary.

Option 6 — any other form of annuity payment acceptable to the Company.

The options described above may not be offered in all states. We may offer other Annuity Payment Options. If your Contract is a Qualified IRA annuity Contract or you purchase the Contract through an IRA Account, not all options may satisfy the RMD rules. Consult a tax advisor for more information.

Death of Annuitant or Owner After Annuity Date

In the event of the death of any Owner on or after the Annuity Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Date and before all benefits under the Annuity Option you selected have been paid, we generally will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. However, in the case of a Qualified Contract, the Required Minimum Distribution rules of Code Section 401(a)(9) may require any remaining portion of such benefits to be paid more rapidly than originally scheduled. In that regard, it is important to understand that in the case of a Qualified Contract, once annuity payments start under an Annuity Payment Option it may be necessary to modify those payments following the Annuitant's death in order to comply with the Required Minimum Distribution rules. See QUALIFIED RETIREMENT PLANS — Required Minimum Distributions. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

FEDERAL TAX MATTERS

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to

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individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address Federal estate, gift, or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the Contract. In addition, we make no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of Income Payments as contemplated by the Contracts, or in some other form of distribution.

Nonnatural Owner

As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

•  Contracts acquired by an estate of a decedent by reason of the death of the decedent;

•  Certain Qualified Contracts;

•  Contracts purchased by employers upon the termination of certain Qualified Plans;

•  Certain Contracts used in connection with structured settlement agreements; and

•  Contracts purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Dates

If the Contract's Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Withdrawals and Surrenders

In the case of a withdrawal, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic withdrawal plan are treated for tax purposes as withdrawals, not annuity payments. In the case of a surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the "investment in the contract" at any time equals the Purchase Payment made under the Contract (to the extent such payment was neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

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Amounts we distribute may not be subject to Withdrawal Charges if you have a terminal illness or enter, for a period, certain Nursing Home facilities. However, such distributions will still be treated as withdrawals for federal income tax purposes. There is some uncertainty regarding the treatment of the Market Value Adjustment for purposes of determining the amount includible in income as a result of any withdrawal, assignment or pledge or transfer without adequate consideration. Congress has given the Internal Revenue Service ("IRS") regulatory authority to address this uncertainty. However, as of the date of this Prospectus, the IRS has not issued any regulations addressing these determinations. At this time, the Company plans to determine for tax reporting purposes the amount includible in income as a result of any withdrawal, assignment or pledge or transfer without adequate consideration without regard to the Market Value Adjustment. The IRS could disagree with this treatment with the result that, depending on the circumstance, the Owner could have either more or less income than reported by the Company.

Withdrawals and surrenders may be subject to a 10% additional tax. See TAXATION OF ANNUITIES IN GENERAL — Additional Tax on Premature Distributions. Withdrawals and surrenders may also be subject to federal income tax withholding requirements. See FEDERAL INCOME TAX WITHHOLDING.

Taxation of Annuity Payments

Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. The exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the "investment in the contract", adjusted for any period certain or refund feature, to the total expected amount of annuity Income Payments for the term of the Contract (determined under Treasury Department regulations).

Once the total amount of the "investment in the contract" is excluded using this ratio, annuity Income Payments will be fully taxable. If annuity Income Payments cease because of the death of the Annuitant and before the total amount of the "investment in the contract" is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal tax law. You should consult a tax adviser in those situations.

Annuity income payments may be subject to federal income tax withholding requirements. See FEDERAL INCOME TAX WITHHOLDING.

Taxation of Death Benefit Proceeds

Prior to the Annuity Commencement Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such Death Benefit proceeds are includable in income as follows:

•  if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above; or

•  if distributed under an Annuity Payment Option, they are taxed in the same manner as annuity Income Payments, as described above.

After the Annuity Commencement Date, if a guaranteed period exists under a life income Annuity Payment Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

•  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered "investment in the contract" at that time; or

•  if distributed in accordance with the existing Annuity Payment Option selected, they are fully excluded from income until the remaining "investment in the contract" is deemed to be recovered, and all annuity Income Payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. See FEDERAL INCOME TAX WITHHOLDING.

Assignments, Pledges, and Gratuitous Transfers

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a withdrawal of such amount or portion. If the entire Contract Value is assigned or pledged, subsequent increases in the Contract Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The "investment in the contract" is increased by the amount included in income with respect to such assignment

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or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the "investment in the contract" at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as Spouses under federal tax law.

Additional Tax on Premature Distributions

Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% additional tax on the amount of any payment from the Contract (e.g. withdrawals, surrenders, annuity payments, death benefit proceeds, assignments, pledges, and gratuitous transfers) that is includable in income unless the payment is:

•  received on or after the Owner reaches age 59 1/2;

•  attributable to the Owner's becoming disabled (as defined in the tax law);

•  made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary Annuitant (as defined in the tax law);

•  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

•  made under a Contract purchased with a single Purchase Payment when the Annuity Date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Certain other exceptions to the 10% additional tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity income payment, withdrawal, or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by the Company (or its affiliates), the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders or withdrawals prior to the Annuity Commencement Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a withdrawal, surrender, or an annuity payment that is taxable and the amount which might be subject to the 10% additional tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a withdrawal, surrender, annuity income payment, or death benefit).

If you exchange part of an existing contract for the Contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% additional tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

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Medicare Hospital Insurance Tax on Certain Distributions

A Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from non-Qualified Contracts. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

In General

The Contracts are also offered for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Many Qualified Plans provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. Those who are considering the purchase of a Contract for use in connection with a Qualified Plan should consider, in evaluating the suitability of the Contract that the Contract requires a minimum initial Purchase Payment of at least $5,000 and that no additional Purchase Payments may be made. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic withdrawals, withdrawals, and annuity Income Payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans and vary with the type of plan.

Required Minimum Distributions

In General. In the case of Qualified Contracts, rules imposed by Section 401(a)(9) of the Code determine the time at which distributions must commence to you or your beneficiary and the manner in which the minimum amount of the distribution is computed (the "RMD" rules). Legislation passed in 2019 (the "SECURE Act") and in 2022 (the "SECURE 2.0 Act") changed a number of the RMD rules applicable to distributions after the death of a Qualified Contact owner. The changes made by the SECURE Act were generally effective after 2019, and the changes made by the SECURE 2.0 Act were generally effective after 2022. This discussion is a general description of the new RMD rules implemented by the SECURE and SECURE 2.0 Acts and not those of prior law, which remain applicable in certain circumstances. In addition, the terms of your plan or IRA will control. Failure to comply with the RMD rules may result in the imposition of an excise tax. This excise tax generally equals 25% of the amount by which the minimum required distribution exceeds the actual distribution from the Qualified Plan. The excise tax is reduced to 10% if a taxpayer receives a distribution, during the "correction window," of the amount of the missed RMD from the same plan to which the excise tax relates and satisfies certain other conditions.

When Distributions Must Begin. Distributions of minimum amounts (as specified in the RMD rules) must commence from Qualified Plans by the "required beginning date." In the case of Individual Retirement Accounts or Annuities (IRAs), this generally means April 1 of the calendar year following the calendar year in which the Owner reaches the "applicable age." In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Roth IRAs are not subject to the lifetime RMD rules. For taxable years beginning after December 31, 2023, lifetime RMDs are no longer required for designated Roth accounts under 401(k) and

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403(b) plans. RMDs must still be taken from designated Roth accounts for 2023, including those with a required beginning date of April 1, 2024.

If you were born...	Your "applicable age" is....
Before July 1, 1949	70 1/2
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
In 1960 or later	75

Annual Distribution Amount. If you choose to take RMDs in the form of withdrawals, the annual amount to be distributed is determined by dividing your Contract's account value by the applicable factor from IRS life expectancy tables. The Death Benefit under your Contract, the Waiver of Withdrawal Charge and Market Value Adjustment for terminal condition or nursing facility confinement, and certain other benefits of your Contract may increase the amount of the minimum required distribution that must be taken from your Contract. If your Contract is an IRA, we will calculate your RMDs during your lifetime if you ask us to do so.

Death Before Your Required Beginning Date. In general, if you die before your required beginning date, and you have a designated beneficiary, any remaining interest in your Contract must be distributed within 10 years after your death, unless the designated beneficiary is an "eligible designated beneficiary" ("EDB"). A designated beneficiary is any individual designated as a beneficiary by the IRA owner or an employee-annuitant. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death. Special rules apply to EDBs who are minors and to beneficiaries that are not individuals.

Death On Or After Your Required Beginning Date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Contract must continue to be distributed annually over the longer of your remaining life expectancy and your beneficiary's life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your beneficiary is an EDB (other than a minor child), distributions must continue annually over the longer of your remaining life expectancy and the EDB's life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB's death. Special rules apply to EDBs who are minors and beneficiaries that are not individuals.

Spousal Continuation. If your sole beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to your surviving spouse's own IRA, or by treating your IRA as your surviving spouse's own IRA. In certain circumstances, the spouse may have to take a "hypothetical RMD" before transferring their interest or treating your IRA as their own.

Annuity Payments. If you choose to take some or all of your RMDs in the form of annuity payments rather than withdrawals, the payments may be made over your life, your life and the life of your designated beneficiary, for a certain period, or for life with or without a period certain. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by the Company) in order to comply with the post-death distribution requirements.

The minimum distribution requirements are complex and unclear in numerous respects. The manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

Additional Tax on Premature Distributions

There may be a 10% additional tax under section 72(t) of the Code on the taxable amount of payments from certain Qualified Contracts. In the case of an IRA, exceptions provide that the additional tax does not apply to a payment:

a.  received on or after the date the Owner reaches age 59 1/2;

b.  received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

c.  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

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These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Section 401 and 403, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the additional tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases, for higher qualified education expenses, or in the case of a qualified birth or adoptions. Special conditions must be met for these three exceptions to the additional tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax adviser. Certain other exceptions to the 10% additional tax not described herein also may apply.

Other Considerations

When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this Contract in connection with an IRA, the Owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible, and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" (or SEP) under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59 1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence during the Owner's lifetime. A Roth IRA may accept a "qualified rollover contribution" from a (1) non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA. For tax years beginning after December 31, 2023, a beneficiary of a section 529 account can roll over a distribution from the section 529 account to a Roth IRA for the beneficiary if certain requirements are met. The rollover must be paid through a trustee-to-trustee transfer. The rollover amount in any year cannot exceed the Roth IRA contribution limit and the aggregate amount for all years cannot exceed $35,000. In addition, the rollover must be from a section 529 account that has been open for more than 15 years. Other restrictions may apply.

IRA to IRA Rollovers and Transfers

A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.

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A rollover from any one of your IRAs (including IRAs you have with another company) with another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution.

If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.

A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A "trustee-to-trustee" transfer is not considered a rollover and is not subject to the 60-day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and "qualified rollover contributions" to Roth IRAs.

FEDERAL INCOME TAX WITHHOLDING

In General

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract, including amounts that escheat to the state, unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

FATCA Withholding

In order for the Company to comply with income tax withholding and information reporting rules which may apply to annuity contracts, the Company may request documentation of "status" for tax purposes. "Status" for tax purposes generally means whether a person is a "U.S. person" or a foreign person with respect to the United States; whether a person is an individual or an entity; and if an entity, the type of entity. Status for tax purposes is best documented on the appropriate IRS Form or substitute certification form (IRS Form W-9 for a U.S. person or the appropriate type of IRS Form W-8 for a foreign person). If the Company does not have appropriate certification or documentation of a person's status for tax purposes on file, it could affect the rate at which the Company is required to withhold income tax. Information reporting rules could apply not only to specified transactions, but also to contract ownership. For example, under the Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, and similar or related withholding and information reporting rules, the Company may be required to report Contract Values and other information for certain contractholders. For this reason the Company may require appropriate status documentation at purchase, change of ownership, and affected payment transactions, including Death Benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of distributee or recipient.

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GENERAL MATTERS

Error in Age or Gender

When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate when permitted by the state of issue.

Incontestability

We will not contest the Contract after it has been in force during the Owner's lifetime for 2 years from the Contract Effective Date.

Non-Participation

The Contract is not eligible for dividends and will not participate in Company's surplus or profits.

Assignment or Transfer of a Contract

You have the right to assign or transfer a Non-Qualified Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We must be properly notified in writing of an assignment. You must submit your written Request to assign the Contract to our Administrative Office and your Request for assignment is subject to our written approval. To the extent permitted by state law, we reserve the right to refuse to consent to any assignment at any time on a nondiscriminatory basis. We will not consent if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. We do not assume responsibility for any assignment or transfer.

Any annuity payments or surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. We do not assume responsibility for any assignment or transfer. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. See TAXATION OF ANNUITIES IN GENERAL — Assignments, Pledges and Gratuitous Transfers.

Modification

No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

Reports

At least annually prior to the Annuity Commencement Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

Settlement

Benefits due under this Contract are payable from our Administrative Office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

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Receipt of Payment

If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

Protection of Proceeds

To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

Minimum Values

The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

Application of Law

The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.

DISTRIBUTION OF THE CONTRACTS

Distribution

We offered the Contracts on a continuous basis to customers of licensed insurance agents (the "Selling Agents") in those states where the Contract may be lawfully sold.

Prior to October 5, 2020, the offering of the Contracts was made on a continuous basis by Empower Financial Services, Inc., a wholly-owned subsidiary of Empower. Empower Financial Services, Inc. is a Delaware corporation registered as a broker/dealer with the SEC, and a member of FINRA. Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado, 80111.

Effective October 5, 2020, Investment Distributors, Inc. ("IDI") became principal underwriter. IDI is a subsidiary of Protective Life Corporation ("PLC"), the parent of Protective Life Insurance Company. IDI is a Tennessee corporation and was established in 1993. IDI's principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223. IDI is registered with the SEC under the Exchange Act as a broker-dealer and is a member firm of FINRA.

Empower (or its affiliates, for purposes of this section only, collectively, "the Company"), in all cases as agent for Empower Financial Services, Inc., may pay eligible Consultants or other entities compensation for the promotion and sale of the Contract. Compensation paid to eligible Consultants or other entities is not paid directly by the Owner or the Series Account. The Company intends to fund this compensation through a number of sources, such as fees and charges imposed under the Contract and payable to the Company, and from profits on payments received by the Company from Portfolios' advisers or administrators for providing administrative, marketing, and other support and services to the Portfolios. See "Payments We Receive" above. The Company may pay a portion of these proceeds to eligible Consultants or other entities for distribution services.

IDI agents may receive additional cash and non-cash incentives to promote the sale of the Contracts. IDI agents may participate in various contests and promotions subject to applicable FINRA regulations in which IDI agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, IDI agents also may receive travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to IDI agents may be based on certain performance measurements, including a percentage of the net amount invested in certain investments available under the Contract. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for an IDI agent to recommend or sell the Contract instead of other products or recommend certain investments under the Contract over other investments, which may not necessarily be to your benefit.

To the extent permitted by FINRA rules, applicable state insurance law and regulations, and Department of Labor rules and regulations, and as mutually agreed upon by the Company and eligible Consultants or other entities, the Company may pay a portion of these proceeds to eligible Consultants or other entities:

•  for distribution services;

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•  as compensation for administrative and insurance services provided by the Consultants on behalf of Empower Financial Services, Inc. or IDI;

•  as a marketing allowance or other promotional incentive; and

•  as payments in the form of cash or other compensation.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of the Contracts, which IDI passed along directly to the Selling Broker-Dealers.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2023	$334,660.43
December 31, 2024	$315,553.85
December 31, 2025	$184,808.83

The amount and timing of commissions we may pay to Selling Broker-Dealers may vary depending on the selling agreement and the contract sold but is not expected to be more than 8% of the Purchase Payment. We may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations.

We also pay compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of ours, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of the Purchase Payment.

In addition to the compensation described above, we may make additional cash payments, in certain circumstances referred to as "override" compensations or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, increased access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of our products, assistance in training and education of the Selling Agents, and opportunities for us to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our index-linked annuity contracts (including the Contract) and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions and other incentives or payments described above are not charged directly to you. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

LEGAL PROCEEDINGS

The Company is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Empower and proceedings generally applicable to business practices in the industry in which we operate. The Company may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations, and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory

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matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position.

Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's ability to meet its obligations under the Contracts.

FINANCIAL STATEMENTS

The financial statements of the Company are incorporated by reference in the Statement of Additional Information.

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APPENDIX:
INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Strategies currently available under the Contract. We may change the features of the Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Strategies, and terminate existing Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at https://Protective.onlineprospectus.net/Protective/ccs/?ctype=custom_1. You can find information about the features of the Index-Linked Options in THE COMPANY AND INVESTMENT OPTIONS — Index Linked Options section and information about Contract adjustments in the CHARGES AND ADJUSTMENTS section.

Note: If amounts are removed from a Strategy before the end of its Term, we may apply a Market Value Adjustment. This may result in a significant reduction on your Contract Value that could exceed any protection from Index loss that would be in place if you held the option under the end of the Term.

Index	Type of Index	Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Strategy)
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	0% Floor	1.5% Cap Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	0% Floor	1.5% Cap Rate
Russell 2000 Price Return Index*	This is a market index comprised of equity securities of small-cap U.S. companies.	1-Year	point-to-point	0% Floor	1.5% Cap Rate
NASDAQ-100 Price Return Index*	This is a market index comprised of securities of the 100 largest domestic and international non-financial companies.	1-Year	point-to-point	0% Floor	1.5% Cap Rate

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Index	Type of Index	Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Strategy)
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-10% Floor	1.5% Cap Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-10% Floor	1.5% Cap Rate
Russell 2000 Price Return Index*	This is a market index comprised of equity securities of small-cap U.S. companies.	1-Year	point-to-point	-10% Floor	1.5% Cap Rate
NASDAQ-100 Price Return Index*	This is a market index comprised of securities of the 100 largest domestic and international non-financial companies.	1-Year	point-to-point	-10% Floor	1.5% Cap Rate
S&P 500 Price Return Index*	This is a market index comprised of equity securities issued by large-capitalization U.S. companies.	1-Year	point-to-point	-10% Buffer	1.5% Cap Rate
MSCI EAFE Price Return Index*	This is a market index comprised of equity securities of large and mid-cap companies across developed markets in countries around the world.	1-Year	point-to-point	-10% Buffer	1.5% Cap Rate
Russell 2000 Price Return Index*	This is a market index comprised of equity securities of small-cap U.S. companies.	1-Year	point-to-point	-10% Buffer	1.5% Cap Rate

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Index	Type of Index	Term	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Strategy)
NASDAQ-100 Price Return Index*	This is a market index comprised of securities of the 100 largest domestic and international non-financial companies.	1-Year	point-to-point	-10% Buffer	1.5% Cap Rate

*  The Indexes are price return indexes, not total return indexes, and therefore do not reflect dividends paid on the securities composing the Index. In addition, Index performance under the Contract does not reflect full investment performance of those securities.

We guarantee the Floors and Buffer available at the time you purchased your Contract and include: (i) 0% Floor, (ii) a Floor of -10%, and (iii) a Buffer of -10% will be available for each Reference Index, including any substituted Reference Index, for the life of your Contract.

The Cap's lowest limit on positive Index gains that may be established is 1.5%. We will never offer a Strategy with a Cap below 1.5%. We will never offer a Strategy with a Cap below 1.5%.

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APPENDIX:
INDEX SUBSTITUTION EXAMPLE

The following example demonstrates how we would determine credited interest or a reduction in Strategy Value on the Strategy when there has been an Index substitution. This example assumes a S&P 500 Strategy with a $100,000 Strategy Base/ -10% Floor/ 12% Cap.

Strategy:

Strategy Base	$100,000
Term	1-Year
Index	S&P 500 Index
Initial S&P 500 Index Level	1,000
Floor	-10%
Cap	12%

Assume the MSCI EAFE Index is substituted for the S&P 500 Index during the Term of the Strategy above.

S&P 500 Index Performance at the Date of Substitution:

Index	S&P 500 Index
Initial S&P 500 Index Level	1,000
S&P 500 Index Level at Date of Substitution	900
Index Performance	-10%

MSCI EAFE Index Performance for the Remainder of the Term:

Index	MSCI EAFE Index
MSCI EAFE Index Level at Date of Substitution	2,000
MSCI EAFE Index Level at Strategy Term End Date	2,400
Index Performance	20%

Calculation of Credited Interest or Reduction in Strategy Value:

S&P 500 Index Performance	-10%
MSCI EAFE Index Performance	20%
Combined Index Performance(A)	8%
Credited Interest or Reduction in Strategy Value(B)	$8,000
Strategy Value on Strategy Term End Date	$108,000

(A)  The combined Index Performance is calculated as follows: (1 + 1st Index Performance) x (1 + 2nd Index Performance) – 1 = (1 + -10%) x (1 + 20%) – 1 = 8%

(B)  Because the combined Index Performance is positive, the credited interest or reduction in Strategy Value is calculated as follows: (Strategy Base) x (lesser of Cap or (combined Index Performance)) = $100,000 x (lessor of 12% or 8%)) = $8,000

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APPENDIX:
STATE CONTRACT AVAILABILITY AND
VARIATIONS OF CERTAIN FEATURES

The following chart describes the material variations of certain features and/or benefits of the Contract in the states where the Contract has been approved as of the date of this Prospectus. Please consult your financial professional for more information about the availability in your state.

STATE	FEATURE	VARIATION
California	Right to Cancel, Special Terms	If you reside in California, the Company will refund the Account Value plus any fees or charges deducted from the Purchase Price if the Contract is cancelled during the right to cancel period. If you are age 60 or older at the time the Contract is issued you may cancel the Contract and return it to us within 30 days and receive return of Account Value if you elected to have the Purchase Price invested in the Strategies. If you did not elect to invest in the Strategies immediately then you will receive return of the Purchase Price and any fees deducted.
The definition of Spouse includes people who entered into a domestic partnership as defined by California Family Code § 297.
Connecticut	Premium Tax and Misstatements	No Premium Tax is charged in Connecticut for annuities and all reference to Premium Taxes in the Contracts have been removed.
In the event of a misstatement of age or sex, annuity payments will be recalculated and coverage will be what the Purchase Price would have purchased had the correct age or sex been given when the Contract was issued based on the Company's published rates.
Florida	Right to Cancel, Contract Value and Strategy Value, Annuity Payment Options	If you reside in Florida you may cancel the Contract and return it to us within 21 days and receive return of the Purchase Price.
All notices or actions required by the Company will be effective when such Request or notice is "received" by the Company and not when the Request or notice is "recorded" by the Company.
There is no guarantee that a Reference/Selected Index will be available for the entire term of the Contract and may be substituted if an original Reference Index is discontinued or there is a material change in the calculation of the original Reference Index.
Any payment made in accordance with the provisions of paragraph 10.03 will not incur MVA, Withdrawal Charges or Contract Fees.
Idaho	Right to Cancel, Surrenders and Withdrawals	If you reside in Idaho you may cancel the Contract and return it to us within 20 days and receive return of the Purchase Price.
In the event of a delay or postponement of payments when the Contract is Surrendered or a Withdrawal is taken beyond 30 days from the date of a Request, the Company will pay interest at the rate specified in Idaho Code Section 28-22-104(2) on any such delayed payments.
Illinois	Special Terms	The definition of Spouse includes people who have entered into a Civil Union as defined in Act 750 ILCS 75/1

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STATE	FEATURE	VARIATION
Maryland	General	An annual report will be mailed at least once in each Contract Year showing values as of a date not more than two months prior to the date of mailing.
Massachusetts	Gender, Withdrawal Charge Waivers	All references to gender is removed. Annuity payments and rates have been calculated according to unisex tables.
Waiver of MVA and Withdrawal Charge for Nursing Home and Hospital confinement is not applicable.
Minnesota	Right to Cancel	If you reside in Minnesota the Company will refund the Purchase Payment within 10 days of receipt of the notice of cancellation during the right to cancel period.
Missouri	Special Terms	If there is a misstatement of age or sex then the annuity payments will be recalculated based on the amount of coverage that the Purchase Price would have bought at the date of issue of the Contract.
Montana	Death Benefit	All references to gender is removed. Annuity payments and rates have been calculated according to unisex tables.
No Premium Tax is charged in Montana and all reference to Premium Taxes in the Contracts have been removed.
When a claim is made under the Death Benefit provisions, then settlement must be made by the Company within 60 days from date of receipt of Due Proof of Death. If settlement is made after 30 days then interest at a rate required by Montana law will be paid.
New Hampshire	Annuity Payment Options	The age of annuitization is 99 years of age and not 110 years of age.
New Jersey	Right to Cancel, Special Terms	If you reside in New Jersey and the Contract is cancelled during the Right to Cancel Period, the Company will refund the Cash Surrender Value plus any fees or charges deducted from the Purchase Price.
The definition of Spouse includes people who entered into a civil union recognized under the New Jersey Civil Union Act P. L. 2006c. 103.
North Carolina	Premium Tax	All references to Premium Tax has been deleted as they do not apply.
North Dakota	Right to Cancel	If you reside in North Dakota you may cancel the Contract and return it to us within 20 days and receive return of the Purchase Price.
Ohio	Assignment	We do not have to accept a Request for assignment of the Contract. All other conditions relating to assignment of the Contract remain applicable.

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STATE	FEATURE	VARIATION
Pennsylvania	Right to Cancel, Surrenders and Withdrawals, General Provisions	The right to cancel is extended from 30 days to 45 days if a replacing Contract is issued by an affiliate of the Company.
Paragraph (e) has been removed from Section 7.04.
If the Company makes any changes to the Contracts in terms of changes allowed to be made in Section 9.04 then the Owner has the right to reject any changes made in terms of this provision within 30 days of receiving notice of changes. The Company has the right to terminate the Contract in the event such changes are rejected.
If the Company makes any changes to the IRA or Rith IRA Endorsement as allowed in Paragraph 11 of the Endorsement, then the Owner has the right to reject any changes made in terms of this provision within 30 days of receiving notice of such change. If the changes are rejected, then the Company may terminate the Endorsement.
This Endorsement will terminate if a Contract loan is taken out.
Rhode Island	Right to Cancel	If you reside in Rhode Island you may cancel the Contract and return it to us within 20 days and receive return of the Purchase Price.
Texas	Right to Cancel

If you reside in Texas you may cancel the Contract and return it to us within 30 days and receive return of the Purchase Price. The Company will refund the Cash Surrender Value plus any fees or charges deducted from the Purchase Price if the Contract is cancelled during the right to cancel period.

Virginia	Misstatement	If there is a misstatement of age or sex then the annuity payments will be recalculated based on the amount of coverage that the Purchase Price would have bought at the date of issue of the Contract.
Washington	Terminal Illness	If you reside in Washington a Terminal Condition is a condition which will result in a life expectancy is 24 months or less.

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APPENDIX:
INDEX PUBLISHERS

The Company uses the Index under license from the Indices' respective publishers. The following information about the Indices is included in this prospectus in accordance with license agreements with the publishers of the Indices:

S&P 500® Index Information

The "S&P 500 Index" is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates ("SPDJI"), and has been licensed for use by Protective Life. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC, a division of S&P Global ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). It is not possible to invest directly in an index. Protective Market Defender II is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Protective Market Defender or any member of the public regarding the advisability of investing in securities generally or in Protective Market Defender particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices only relationship to Protective Life with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Protective Life or the Protective Market Defender II. S&P Dow Jones Indices have no obligation to take the needs of Protective Life or the owners of Protective Market Defender II into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Protective Market Defender II or the timing of the issuance or sale of Protective Market Defender II or in the determination or calculation of the equation by which Protective Market Defender II is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Protective Market Defender II. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY PROTECTIVE LIFE, OWNERS OF THE PROTECTIVE MARKET DEFENDER, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.

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WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND PROTECTIVE LIFE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

MSCI EAFE Index Information

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY PROTECTIVE LIFE. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A

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PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Russell 2000® Index Information

The Russell 2000 Price Return Index® is a trademark of Frank Russell Company ("Russell") and has been licensed for use by the Company. The Company's products are not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies ("LESG") (together the "Licensor Parties") and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Russell 2000® Price Return Index (upon which the Company's product is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Russell 2000® Price Return Index for the purpose to which it is being put in connection the Company's product. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Russell 2000® Price Return Index, to the Company, or to the Company's clients. The Russell 2000® Price Return Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Russell 2000® Price Return Index or (b) under any obligation to advise any person of any error therein.

NASDAQ-100 Index Information

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the index to track general stock market performance. The Corporations' only relationship to Great-West Life & Annuity Insurance Company ("Licensee") is in the licensing of the Nasdaq®, and certain trade names of the Corporations and the use of the index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the NASDAQ-100 Price Return Index® or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the product(s), or any other person or entity from the use of the NASDAQ-100 Price Return Index® or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the NASDAQ-100 Price Return Index® or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

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The ICE BofA ML 5-7 Year US Corporate Index

The Product is not sponsored, endorsed, sold or promoted by ICE Data Indices, LLC ("ICE"). ICE has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product, nor makes any representation or warranty, express or implied, to the owners of Product or any member of the public regarding the Product or the advisability of investing in the Product, particularly the ability of The ICE BofAML 5-7 Year US Corporate Index ("Indices") to track performance of any market or strategy. ICE's only relationship to the Company ("Licensee") is the licensing of certain trademarks and trade names and indices or components thereof. The Indices are determined, composed and calculated by ICE without regard to the Licensee or the Product or its holders. ICE has no obligation to take the needs of the Licensee or the holders of the Product into consideration in determining, composing or calculating the Indices. ICE is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be priced, sold, purchased, or redeemed. ICE has no obligation or liability in connection with the administration, marketing, or trading of the Product.

ICE DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED THEREIN AND ICE SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. ICE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, HOLDERS OF THE PRODUCT OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA INCLUDED THEREIN. ICE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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The Statement of Additional Information, which has been filed with the Securities and Exchange Commission ("SEC"), contains additional information about the Contract. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. You may obtain a copy of the Statement of Additional Information free of charge by visiting www.protective.com/productprospectus, calling us at 1-877-723-8723, or writing to us at the address shown on the cover page of this Prospectus. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC website (http://www.sec.gov).

Reports and other information about the Company are available on the SEC's website at http://www.sec.gov/ Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

If you have any questions about the Contract, please ask your financial professional or contact us at 1-877-723-8723.

EDGAR Contract Identifier: C000272192

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

P.O. Box 1854

Birmingham, Alabama 35201-1854

Telephone: 1-877-723-8723

STATEMENT OF ADDITIONAL INFORMATION

GREAT-WEST CAPITAL CHOICE

GREAT-WEST CAPITAL CHOICE SELECT

This Statement of Additional Information (“SAI") contains information in addition to the information described in the Prospectus for the individual single premium deferred registered index-linked annuity contract (the "Contract") issued by Empower Annuity Insurance Company of America (the "Company"). This Statement of Additional Information is not a prospectus. It should be read only in conjunction with the Prospectus for the Contract. Definitions of special terms used in the SAI are found in the Prospectus for the Contract. The Prospectus for the Contract is dated May 1, 2026. You may obtain a copy of the Prospectus online at www.protective.com/eprospectus, by writing us at P.O. Box 1854, Birmingham, Alabama 35201-1854, or calling us toll free at 1-877-723-8723.

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2026.

THE COMPANY	3
CONTRACT ADJUSTMENT	3
INDEPENDENT AUDITOR	18
FINANCIAL STATEMENTS	18

THE COMPANY

Empower is a stock life insurance company that was originally organized under the laws of the State of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980 prior to changing to Great-West Life & Annuity Insurance Company in 1982. In September of 1990, we re-domesticated under the laws of the State of Colorado. Our executive office is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111. Effective August 1, 2022, Great-West Life & Annuity Insurance Company was renamed Empower Annuity Insurance Company of America.

Empower is a wholly owned subsidiary of Empower Holdings, Inc., a Delaware holding company. Empower Holdings, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Through a group of private holding companies, The Desmarais Family Residuary Trust, created on October 8, 2013, under the Last Will and Testament of Paul G. Desmarais, has voting control of Power Corporation of Canada.

CONTRACT ADJUSTMENT

The examples and formulas below explain how we calculate withdrawals and, more specifically, how the contract adjustment (the Market Value Adjustment or “MVA”) is calculated. The MVA is the amount of adjustment (increase or decrease) that will apply when a Request produces a Contract Base Withdrawal in excess of the Free Annual Withdrawal Amount. A full surrender is equivalent to a Contract Base Withdrawal equal to the Contract Base on the date of the Request. A Contract Base Withdrawal less than or equal to the Free Annual Withdrawal Amount on the date of the Request will not incur an MVA. If interest rates at the time of the Request are higher than at the start of the Interest MVA Term, the MVA will be negative. Conversely, if interest rates at the time of the Request are lower than at the start of the Interest MVA Term, the MVA will be positive.

In order to determine the MVA and the impact on the withdrawal amount or Contract Value after the withdrawal, the Strategy MVA must be determined. The Strategy MVA has two components: the Strategy Interest MVA Factor and the Strategy Index MVA Factor. The Strategy MVA is the sum of these two factors. The “Interest” portion reflects changes in interest rates. The “Index” portion reflects changes in the value of the derivative instruments, which is calculated using the options valuation model called the Black Scholes model. The model uses a variety of market inputs, including the price of the Reference Index, the volatility of the Reference Index price and the time remaining until the date when the option may be exercised, to estimate the option’s value at any particular point during the Strategy Term.

Once the Strategy MVA is determined using the two factors, the Strategy MVA (for each Strategy if allocated to more than one) is then used to determine the MVA that will adjust (positive or negative) the amount withdrawn. This calculation is in the Strategy MVA Examples section below.

Examples 1 and 2 show the calculation of the Strategy Interest MVA Factor when interest rates have increased and decreased and

assumes the withdrawal was completed earlier in the Interest MVA Term.

Example 1: Calculation of Strategy Interest MVA Factor when interest rates have increased.

The Strategy Interest MVA Factor is calculated as ((1 + A + B) ÷ (1 + C + D))E – 1

Assume the following information as of the date of distribution (6/30/2020):

A = Interest MVA Rate 1 on Term Start Date = 1.95%

B = Interest MVA Rate 2 on Term Start Date = 1.00%

C = Interest MVA Rate 1 on date of Request = 2.95%

D = Interest MVA Rate 2 on date of Request = 2.00%

E = number of years (whole and partial) from the date of the Request to the Interest MVA Term End Date = 3.50

The Strategy Interest MVA Factor is calculated as follows:

Example 2: Calculation of Strategy Interest MVA Factor when interest rates have decreased.

The Strategy Interest MVA Factor is calculated as ((1 + A + B) ÷ (1 + C + D))E – 1

Assume the following information as of the date of distribution (6/30/2020):

A = Interest MVA Rate 1 on Term Start Date = 1.95%

B = Interest MVA Rate 2 on Term Start Date = 1.00%

C = Interest MVA Rate 1 = 0.95%

D = Interest MVA Rate 2 = 0.50%

E = number of years (whole and partial) from the date of the Request to the Interest MVA Term End Date = 3.50

The Strategy Interest MVA Factor is calculated as follows:

Examples 3 through 5 show the calculation of the Strategy Index MVA Factor when

Index performance is positive and negative.

Strategy Index MVA Factor Examples

Example 3: Calculation of Strategy Option Value on the Strategy Term Start Date

Assume the following Strategy information:

Strategy Base: $100,000

Floor: -10%

Cap: 12%

The Strategy Option Value is the estimated market value, expressed as a percentage of the Strategy Base, of a set of put and call options as determined by an option pricing formula. The Strategy Option Value would be calculated as follows:

	Sell ATM Put	Buy OTM Put	Buy ATM Call	Sell OTM Call
Index Value (at-the-money):	100.00	100.00	100.00	100.00
Strike price (out-of-the-money):	100.00	90.00	100.00	112.00
Swap rate:	1.50%	1.50%	1.50%	1.50%
Dividend yield:	2.00%	2.00%	2.00%	2.00%
Time Remaining:	1.00	1.00	1.00	1.00
Implied volatility:	15.00%	19.00%	15.00%	11.00%
Derivative Price using Black-Scholes:	6.12%	3.34%	5.63%	0.82%

Strategy Option Value: ATM Call – OTM Call + OTM Put – ATM Put

5.63% - 0.82% + 3.34% - 6.12% = 2.03%

The Strategy Option Value, calculated on the Strategy Term Start Date, will be used in the Strategy Index MVA Factor calculation.

Examples 4 and 5 illustrate the effect of the Strategy Index MVA Factor when Index Performance is positive and negative respectively, assuming all other inputs are held constant.

Example 4: Calculation of Strategy Index MVA Factor when Index Performance is positive (end of month 6)

Assume the following since the Strategy Term Start Date:

Strategy Base = $100,000 (and no prior withdrawals have been taken)

Free Annual Withdrawal Amount = $10,000
Index Performance: +10%
Strategy Credit Rate: +10%

Number of years (whole and partial) from the date of distribution to the Strategy Term End Date: 0.50 (Strategy Terms are 1 year)

The Strategy Option Value would be calculated as follows:

	Sell ATM Put	Buy OTM Put	Buy ATM Call	Sell OTM Call
Index Value (at-the-money):	110.00	110.00	110.00	110.00
Strike price (out-of-the-money):	100.00	90.00	100.00	112.00
Swap rate:	1.50%	1.50%	1.50%	1.50%
Dividend yield:	2.00%	2.00%	2.00%	2.00%
Time Remaining:	0.50	0.50	0.50	0.50
Implied volatility:	15.00%	19.00%	15.00%	11.00%
Derivative Price using Black-Scholes:	1.16%	0.41%	10.81%	2.40%

Strategy Option Value: ATM Call – OTM Call + OTM Put – ATM Put

10.81% - 2.40% + 0.41% - 1.16% = 7.66%

The Strategy Index MVA Factor that is applied would be calculated as follows:

Strategy Index MVA Factor = -3.3547% = A – B – (C x (D / E)) where:

A = 7.66% = Strategy Option Value as of the date of Request;

B = 10.00% = Strategy Credit Rate as of the date of Request;

C = 2.03% = Strategy Option Value as calculated on the Strategy Term Start Date;

D = 0.50 = The number of years (whole and partial) from the date of Request to the Strategy Term End Date; and

E = 1.00 = Strategy Term

Example 5: Calculation of Strategy Index MVA Factor when Index Performance is negative (end of month 6)

Assume the following since the Strategy Term Start Date:

Strategy Base = $100,000 (and no prior withdrawals have been taken)
Free Annual Withdrawal Amount = $10,000
Index Performance: -10%

Strategy Credit Rate: +10%
Number of years (whole and partial) from the date of distribution to the Strategy Term End Date: 0.50 (Strategy Terms are 1 year)

The Strategy Option Value would be calculated as follows:

	Sell ATM Put	Buy OTM Put	Buy ATM Call	Sell OTM Call
Index Value (at-the-money):	90.00	90.00	90.00	90.00
Strike price (out-of-the-money):	100.00	90.00	100.00	112.00
Swap rate:	1.50%	1.50%	1.50%	1.50%
Dividend yield:	2.00%	2.00%	2.00%	2.00%
Time Remaining:	0.50	0.50	0.50	0.50
Implied volatility:	15.00%	19.00%	15.00%	11.00%
Derivative Price using Black-Scholes:	10.95%	4.89%	0.80%	0.01%

Strategy Option Value: ATM Call – OTM Call + OTM Put – ATM Put

0.80% - 0.01% + 4.89% - 10.95% = -5.26%

The Strategy Index MVA Factor that is applied would be calculated as follows:

Strategy Index MVA Factor = +3.7222% = A – B – (C x (D / E)) where:

A = -5.26% = Strategy Option Value as of the date of Request;

B = -10.00% = Strategy Credit Rate as of the date of Request;

C = 2.03% = Strategy Option Value as calculated on the Strategy Term Start Date;

D = 0.50 = The number of years (whole and partial) from the date of Request to the Strategy Term End Date; and

E = 1.00 = Strategy Term

Examples 6 through 9 show the calculation of the Strategy MVA when

Interest rates have increased and decreased and where Index performance is positive and negative.

Strategy MVA Examples

The Strategy MVA is equal to the sum of the Strategy Interest MVA Factor and Strategy Index MVA Factor. The following examples illustrate the calculation of the Strategy MVA.

Example 6: Strategy MVA when interest rates have increased and Index Performance is positive.

Strategy MVA Factor = A + B where:

A = Strategy Interest MVA Factor, and

B = Strategy Index MVA Factor

Combining Strategy Interest MVA Factor Example #1 and Strategy Index MVA Factor Example #4:

Strategy MVA Factor = (-6.5190%) + (-3.3547%) = -9.8738% [difference due to rounding]

Assuming a full surrender, the Strategy MVA is calculated as follows:

Strategy MVA = A x greater of 0 and (B – (C x (D / E))) where:

A = Strategy MVA Factor = -9.8738%

B = Strategy Base Withdrawal = $100,000

C = Free Annual Withdrawal Amount as of the date of the Request = $10,000

D = Strategy Base as of the date of Request, prior to the Request = $100,000

E = Contract Base as of the date of the Request, prior to the Request = $100,000

Strategy MVA     = -9.8738% x greater of 0 and ($100,000 - $10,000 x $100,000 / $100,000)

= -9.8738% x greater of 0 and ($90,000)

= -9.8738% x $90,000

= -$8,886.39

In this example, we have assumed the Contract is allocated to a single Strategy. To the extent that the Contract is allocated to additional Strategies, the calculation would be repeated for each Strategy and the MVA would be equal to the sum of the Strategy MVAs.

The Strategy Interest MVA Factor is negative because interest rates have generally increased at the time of distribution relative to the Interest MVA Term Start Date.

The Strategy Index MVA Factor is negative because the Strategy Value includes the actual Index Performance at the time of distribution relative to the Strategy Term Start Date. The approximation of the market (or fair) value of the Strategy Option Value is less than the Index Performance.

Strategy MVA adjustment impact on the amount withdrawn

Assuming a withdrawal of $100,000, the withdrawal amount is reduced by the $8,886.39 negative MVA amount. This results in a net amount of $91,113.61. If Withdrawal Charges apply, assuming at the highest rate of 7%, the withdrawal amount will be further reduced by $6,300 (($100,000 - $10,000) x 7%) resulting in a net amount of $84,813.61. The percentage change in Contract Value as a result of the MVA ($8,886.39) of -8.88% (-$8,886.39 / $100,000).

Example 7: Strategy MVA when interest rates have increased and Index Performance is negative.

Strategy MVA Factor = A + B where:

A = Strategy Interest MVA Factor, and

B = Strategy Index MVA Factor

Combining Strategy Interest MVA Factor Example #1 and Strategy Index MVA Factor Example #5:

Strategy MVA Factor = (-6.5190%) + (3.7222%) = -2.7969% [difference due to rounding]

Assuming a full surrender, the Strategy MVA is calculated as follows:

Strategy MVA = A x greater of 0 and (B – (C x (D / E))) where:

A = Strategy MVA Factor = -2.7969%

B = Strategy Base Withdrawal = $100,000

C = Free Annual Withdrawal Amount as of the date of the Request = $10,000

D = Strategy Base as of the date of Request, prior to the Request = $100,000

E = Contract Base as of the date of the Request, prior to the Request = $100,000

Strategy MVA     = -2.7969% x greater of 0 and ($100,000 - $10,000 x $100,000 / $100,000)

= -2.7969% x greater of 0 and ($90,000)

= -2.7969% x $90,000

= -$2,517.19

In this example, we have assumed the Contract is allocated to a single Strategy. To the extent that the Contract is allocated to additional Strategies, the calculation would be repeated for each Strategy and the MVA would be equal to the sum of the Strategy MVAs.

This example, the Strategy Interest MVA Factor is negative because interest rates have generally increased at the time of distribution relative to the Interest MVA Term Start Date.

The Strategy Index MVA Factor is positive because the Strategy Value includes the actual Index Performance at the time of distribution relative to the Strategy Term Start Date. The approximation of the market (or fair) value of the Strategy Option Value is greater than the Index Performance.

Strategy MVA adjustment impact on the amount withdrawn

Assuming a withdrawal of $100,000, the withdrawal amount is reduced by the $2,517.19 negative MVA amount. This results in a net amount of $97,482.81. If Withdrawal Charges apply, assuming at the highest rate of 7%, the withdrawal amount will be further reduced by $6,300 (($100,000 - $10,000) x 7%) resulting in a net amount of $91,182.81. The percentage change in Contract Value as a result of the MVA ($2,517.19) of -2.52% (-$2,517.19 / $100,000).

Example 8: Strategy MVA when interest rates have decreased and Index Performance is positive.

Strategy MVA Factor = A + B where:

A = Strategy Interest MVA Factor, and

B = Strategy Index MVA Factor

Combining Strategy Interest MVA Factor Example #2 and Strategy Index MVA Factor Example #4:

Strategy MVA Factor = (+5.2770%) + (-3.3547%) = +1.9222% [difference due to rounding]

Assuming a full surrender, the Strategy MVA is calculated as follows:

Strategy MVA = A x greater of 0 and (B – (C x (D / E))) where:

A = Strategy MVA Factor = 1.9222%

B = Strategy Base Withdrawal = $100,000

C = Free Annual Withdrawal Amount as of the date of the Request = $10,000

D = Strategy Base as of the date of Request, prior to the Request = $100,000

E = Contract Base as of the date of the Request, prior to the Request = $100,000

Strategy MVA     = 1.9222% x greater of 0 and ($100,000 - $10,000 x $100,000 / $100,000)

= 1.9222% x greater of 0 and ($90,000)

= 1.9222% x $90,000

= +$1,730.01

In this example, we have assumed the Contract is allocated to a single Strategy. To the extent that the Contract is allocated to additional Strategies, the calculation would be repeated for each Strategy and the MVA would be equal to the sum of the Strategy MVAs.

This example, the Strategy Interest MVA Factor is positive because interest rates have generally decreased at the time of distribution relative to the Interest MVA Term Start Date.

The Strategy Index MVA Factor is negative because the Strategy Value includes the actual Index Performance at the time of distribution relative to the Strategy Term Start Date. The approximation of the market (or fair) value of the Strategy Option Value is less than the Index Performance.

Strategy MVA adjustment impact on the amount withdrawn

Assuming a withdrawal of $100,000, the withdrawal amount is increased by the $1,730.01 positive MVA amount. This results in a net amount of $101,730.01. If Withdrawal Charges apply, assuming at the highest rate of 7%, the withdrawal amount will be reduced by $6,300 (($100,000 - $10,000) x 7%) resulting in a net amount of $95,430.01. The percentage change in Contract Value as a result of the MVA ($1,730.01) of 1.73% ($1,730.01 / $100,000).

Example 9: Strategy MVA when interest rates have decreased and Index Performance is negative.

Strategy MVA Factor = A + B where:

A = Strategy Interest MVA Factor, and

B = Strategy Index MVA Factor

Combining Strategy Interest MVA Factor Example #2 and Strategy Index MVA Factor Example #4:

Strategy MVA Factor = (+5.2770%) + (3.7222%) = +8.9991% [difference due to rounding]

Assuming a full surrender, the Strategy MVA is calculated as follows:

Strategy MVA = A x greater of 0 and (B – (C x (D / E))) where:

A = Strategy MVA Factor = 8.9991%

B = Strategy Base Withdrawal = $100,000

C = Free Annual Withdrawal Amount as of the date of the Request = $10,000

D = Strategy Base as of the date of Request, prior to the Request = $100,000

E = Contract Base as of the date of the Request, prior to the Request = $100,000

Strategy MVA     = 8.9991% x greater of 0 and ($100,000 - $10,000 x $100,000 / $100,000)

= 8.9991% x greater of 0 and ($90,000)

= 8.9991% x $90,000

= +$8,099.60

In this example, we have assumed the Contract is allocated to a single Strategy. To the extent that the Contract is allocated to additional Strategies, the calculation would be repeated for each Strategy and the MVA would be equal to the sum of the Strategy MVAs.

This example, the Strategy Interest MVA Factor is positive because interest rates have generally decreased at the time of distribution relative to the Interest MVA Term Start Date.

The Strategy Index MVA Factor is positive because the Strategy Value includes the actual Index Performance at the time of distribution relative to the Strategy Term Start Date. The approximation of the market (or fair) value of the Strategy Option Value is greater than the Index Performance.

Strategy MVA adjustment impact on the amount withdrawn

Assuming a withdrawal of $100,000, the withdrawal amount is increased by the $8,099.60 positive MVA amount. This results in a net amount of $108,099.60. If Withdrawal Charges apply, assuming at the highest rate of 7%, the withdrawal amount will be reduced by $6,300 (($100,000 - $10,000) x 7%) resulting in a net amount of $101,799.60. The percentage change in Contract Value as a result of the MVA ($8,099.60) of 8.09% ($8,099.60 / $100,000).

Examples 10 and 11 show the calculation of the Strategy Interest MVA Factor when interest rates have increased and decreased and

assumes the withdrawal was completed later in the Interest MVA Term.

Strategy Interest MVA Factor Examples

Assume the following information:

Strategy Base: $100,000

Strategy Term Start Date = 1/1/2023

Floor: -10%

Cap: 12%

A = Interest MVA Rate 1: 1.95%

B = Interest MVA Rate 2: 1.00%

Effective Date: 1/1/2018

Interest MVA Term Start Date: 1/1/2018

Interest MVA Term End Date: 1/1/2024

Date of Distribution: 6/30/2023

Example 10: Calculation of Strategy Interest MVA Factor when interest rates have increased.

Assume the following information as of the date of distribution (6/30/2023):

A = Interest MVA Rate 1 on Term Start Date = 1.95%

B = Interest MVA Rate 2 on Term Start Date = 1.00%

C = Interest MVA Rate 1 = 2.95%

D = Interest MVA Rate 2 = 2.00%

E = number of years (whole and partial) from the date of the Request to the Interest MVA Term End Date = 0.50

The Strategy Interest MVA Factor is calculated as follows:

Example 11: Calculation of Strategy Interest MVA Factor when interest rates have decreased.

Assume the following information as of the date of distribution (6/30/2023):

A = Interest MVA Rate 1 on Term Start Date = 1.95%

B = Interest MVA Rate 2 on Term Start Date = 1.00%

C = Interest MVA Rate 1 = 0.95%

D = Interest MVA Rate 2 = 0.50%

E = number of years (whole and partial) from the date of the Request to the Interest MVA Term End Date = 0.50

The Strategy Interest MVA Factor is calculated as follows:

Examples 12 through 14 show the calculation of the Strategy Index MVA Factor when

Index performance is positive and negative.

Strategy Index MVA Examples

Example 12: Calculation of Strategy Option Value on the Strategy Term Start Date

Assume the following Strategy information:

Strategy Base: $100,000

Floor: -10%

Cap: 12%

The Strategy Option Value would be calculated as follows:

	Sell ATM Put	Buy OTM Put	Buy ATM Call	Sell OTM Call
Index Value (at-the-money):	100.00	100.00	100.00	100.00
Strike price (out-of-the-money):	100.00	90.00	100.00	112.00
Swap rate:	1.50%	1.50%	1.50%	1.50%
Dividend yield:	2.00%	2.00%	2.00%	2.00%
Time Remaining:	1.00	1.00	1.00	1.00
Implied volatility:	15.00%	19.00%	15.00%	11.00%
Derivative Price using Black-Scholes:	6.12%	3.34%	5.63%	0.82%

Strategy Option Value: ATM Call – OTM Call + OTM Put – ATM Put

5.63% - 0.82% + 3.34% - 6.12% = 2.03%

The Strategy Option Value, calculated on the Strategy Term Start Date, will be used in the Strategy Index MVA Factor calculation.

Examples 13 and 14 illustrate the effect of the Strategy Index MVA Factor when Index Performance is positive and negative respectively, assuming all other inputs are held constant.

NOTE: The Strategy Term is 1 year, therefore assuming the same capital market inputs (e.g. index values, swap rate, dividend yield, and implied volatility) are in effect at time 5.5 the same numerical results will be calculated as those used for time 2.5. The calculations for time 5.5 have been repeated here for reference but are identical to Example #3.

Example 13: Calculation of Strategy Index MVA Factor when Index Performance is positive (end of month 6)

Assume the following since the Strategy Term Start Date:

Strategy Base = $100,000 (and no prior withdrawals have been taken)
Free Annual Withdrawal Amount = $10,000
Index Performance: +10%
Strategy Credit Rate: +10%
Number of years (whole and partial) from the date of distribution to the Strategy Term End Date: 0.50

The Strategy Option Value would be calculated as follows:

	Sell ATM Put	Buy OTM Put	Buy ATM Call	Sell OTM Call
Index Value (at-the-money):	110.00	110.00	110.00	110.00
Strike price (out-of-the-money):	100.00	90.00	100.00	112.00
Swap rate:	1.50%	1.50%	1.50%	1.50%
Dividend yield:	2.00%	2.00%	2.00%	2.00%
Time Remaining:	0.50	0.50	0.50	0.50
Implied volatility:	15.00%	19.00%	15.00%	11.00%
Derivative Price using Black-Scholes:	1.16%	0.41%	10.81%	2.40%

Strategy Option Value: ATM Call – OTM Call + OTM Put – ATM Put

10.81% - 2.40% + 0.41% - 1.16% = 7.66%

The Strategy Index MVA Factor that is applied would be calculated as follows:

Strategy Index MVA Factor = -3.3547% = A – B – (C x (D / E)) where:

A = 7.66% = Strategy Option Value as of the date of Request;

B = 10.00% = Strategy Credit Rate as of the date of Request;

C = 2.03% = Strategy Option Value as calculated on the Strategy Term Start Date;

D = 0.50 = The number of years (whole and partial) from the date of Request to the Strategy Term End Date; and

E = 1.00 = Strategy Term

NOTE: The Strategy Term is 1 year, therefore assuming the same capital market inputs (e.g. index values, swap rate, dividend yield, and implied volatility) are in effect at time 5.5 the same numerical results will be calculated as those used for time 2.5. The calculations for time 5.5 have been repeated here for reference but are identical to Example #4.

Example 14: Calculation of Strategy Index MVA Factor when Index Performance is negative (end of month 6)

Assume the following since the Strategy Term Start Date:

Strategy Base = $100,000 (and no prior withdrawals have been taken)

Free Annual Withdrawal Amount = $10,000

Index Performance: -10%

Strategy Credit Rate: -10%

Number of years (whole and partial) from the date of distribution to the Strategy Term End Date: 0.50

The Strategy Option Value would be calculated as follows:

	Sell ATM Put	Buy OTM Put	Buy ATM Call	Sell OTM Call
Index Value (at-the-money):	90.00	90.00	90.00	90.00
Strike price (out-of-the-money):	100.00	90.00	100.00	112.00
Swap rate:	1.50%	1.50%	1.50%	1.50%
Dividend yield:	2.00%	2.00%	2.00%	2.00%
Time Remaining:	0.50	0.50	0.50	0.50
Implied volatility:	15.00%	19.00%	15.00%	11.00%
Derivative Price using Black-Scholes:	10.95%	4.89%	0.80%	0.01%

Strategy Option Value: ATM Call – OTM Call + OTM Put – ATM Put

0.80% - 0.01% + 4.89% - 10.95% = -5.26%

The Strategy Index MVA Factor that is applied would be calculated as follows:

Strategy Index MVA Factor = +3.7222% = A – B – (C x (D / E)) where:

A = -5.26% = Strategy Option Value as of the date of Request;

B = -10.00% = Strategy Credit Rate as of the date of Request;

C = 2.03% = Strategy Option Value as calculated on the Strategy Term Start Date;

D = 0.50 = The number of years (whole and partial) from the date of Request to the Strategy Term End Date; and

E = 1.00 = Strategy Term

NOTE: The Strategy Term is 1 year, therefore assuming the same capital market inputs (e.g. index values, swap rate, dividend yield, and implied volatility) are in effect at time 5.5 the same numerical results will be calculated as those used for time 2.5. The calculations for time 5.5 have been repeated here for reference but are identical to Example #5.

Examples 15 through 18 show the calculation of the Strategy MVA when

Interest rates have increased and decreased and where Index performance is positive and negative.

Strategy MVA Examples

Example 15: Strategy MVA when interest rates have increased and Index Performance is positive.

Strategy MVA Factor = A + B where:

A = Strategy Interest MVA Factor, and

B = Strategy Index MVA Factor

Combining Strategy Interest MVA Example #10 and Strategy Index MVA Example #13:

Strategy MVA Factor = (-0.9574%) + (-3.3547%) = -4.3121% [difference due to rounding]

Assuming a full surrender, the Strategy MVA is calculated as follows:

Strategy MVA = A x greater of 0 and (B– (C x (D / E))) where:

A = Strategy MVA Factor

B = Strategy Base Withdrawal

C = Free Annual Withdrawal Amount as of the date of the Request

D = Strategy Base as of the date of Request, prior to the Request

E = Contract Base as of the date of the Request, prior to the Request

Strategy MVA     = -4.3121% x greater of 0 and ($100,000 - $10,000 x $100,000 / $100,000)

= -4.3121% x greater of 0 and ($90,000)

= -4.3121% x $90,000

= -$3,880.93

In this example, we have assumed the Contract is allocated to a single Strategy. To the extent that the Contract is allocated to additional Strategies, the calculation would be repeated for each Strategy and the MVA would be equal to the sum of the Strategy MVAs.

The Strategy Interest MVA is negative because interest rates have generally increased at the time of distribution relative to the Interest MVA Term Start Date.

The Strategy Index MVA is negative because the Strategy Value includes the actual Index Performance at the time of distribution relative to the Strategy Term Start Date. The approximation of the market (or fair) value of the Strategy Option Value is less than the Index Performance.

Strategy MVA adjustment impact on the amount withdrawn

Assuming a withdrawal of $100,000, the withdrawal amount is reduced by the $3,880.93 negative MVA amount. This results in a net amount of $96,119.07. If Withdrawal Charges apply, assuming at the highest rate of 7%, the withdrawal amount will be further reduced by $6,300 (($100,000 - $10,000) x 7%) resulting in a net amount of $89,819.07. The percentage change in Contract Value as a result of the MVA ($3,880.93) of -3.88% (-$3,880.93 / $100,000).

Example 16: Strategy MVA when interest rates have increased and Index Performance is negative.

Strategy MVA Factor = A + B where:

A = Strategy Interest MVA Factor, and

B = Strategy Index MVA Factor

Combining Strategy Interest MVA Example #10 and Strategy Index MVA Example #14:

Strategy MVA Factor = (-0.9574%) + (3.7222%) = -2.7647% [difference due to rounding]

Assuming a full surrender, the Strategy MVA is calculated as follows:

Strategy MVA = A x greater of 0 and (B – (C x (D / E))) where:

A = Strategy MVA Factor

B = Strategy Base Withdrawal

C = Free Annual Withdrawal Amount as of the date of the Request

D = Strategy Base as of the date of Request, prior to the Request

E = Contract Base as of the date of the Request, prior to the Request

Strategy MVA     = -2.7647% x greater of 0 and ($100,000 - $10,000 x $100,000 / $100,000)

= -2.7647% x greater of 0 and ($90,000)

= -2.7647% x $90,000

= -$2,488.27

In this example, we have assumed the Contract is allocated to a single Strategy. To the extent that the Contract is allocated to additional Strategies, the calculation would be repeated for each Strategy and the MVA would be equal to the sum of the Strategy MVAs.

This example, the Strategy Interest MVA is negative because interest rates have generally increased at the time of distribution relative to the Interest MVA Term Start Date.

The Strategy Index MVA is positive because the Strategy Value includes the actual Index Performance at the time of distribution relative to the Strategy Term Start Date. The approximation of the market (or fair) value of the Strategy Option Value is greater than the Index Performance.

Strategy MVA adjustment impact on the amount withdrawn

Assuming a withdrawal of $100,000, the withdrawal amount is reduced by the $2,488.27 negative MVA amount. This results in a net amount of $97,511.73. If Withdrawal Charges apply, assuming at the highest rate of 7%, the withdrawal amount will be further reduced by $6,300 (($100,000 - $10,000) x 7%) resulting in a net amount of $91,211.73. The percentage change in Contract Value as a result of the MVA ($2,488.27) of -2.48% (-$2,488.27 / $100,000).

Example 17: Strategy MVA when interest rates have decreased and Index Performance is positive.

Strategy MVA Factor = A + B where:

A = Strategy Interest MVA Factor, and

B = Strategy Index MVA Factor

Combining Strategy Interest MVA Example #11 and Strategy Index MVA Example #13:

Strategy MVA Factor = (+0.7366%) + (-3.3547%) = -2.6182% [difference due to rounding]

Assuming a full surrender, the Strategy MVA is calculated as follows:

Strategy MVA = A x greater than 0 and (B – (C x (D / E))) where:

A = Strategy MVA Factor

B = Strategy Base Withdrawal

C = Free Annual Withdrawal Amount as of the date of the Request

D = Strategy Base as of the date of Request, prior to the Request

E = Contract Base as of the date of the Request, prior to the Request

Strategy MVA     = -2.6182% x greater of 0 and ($100,000 - $10,000 x $100,000 / $100,000)

= -2.6182% x greater of 0 and ($90,000)

= -2.6182% x $90,000

= -$2,356.34

In this example, we have assumed the Contract is allocated to a single Strategy. To the extent that the Contract is allocated to additional Strategies, the calculation would be repeated for each Strategy and the MVA would be equal to the sum of the Strategy MVAs.

This example, the Strategy Interest MVA is positive because interest rates have generally decreased at the time of distribution relative to the Interest MVA Term Start Date.

The Strategy Index MVA is negative because the Strategy Value includes the actual Index Performance at the time of distribution relative to the Strategy Term Start Date. The approximation of the market (or fair) value of the Strategy Option Value is less than the Index Performance.

Strategy MVA adjustment impact on the amount withdrawn

Assuming a withdrawal of $100,000, the withdrawal amount is reduced by the $2,356.34 negative MVA amount. This results in a net amount of $97,643.66. If Withdrawal Charges apply, assuming at the highest rate of 7%, the withdrawal amount will be further reduced by $6,300 (($100,000 - $10,000) x 7%) resulting in a net amount of $91,343.66. The percentage change in Contract Value as a result of the MVA ($2,356.34) of -2.36% (-$2,356.34 / $100,000).

Example 18: Strategy MVA when interest rates have decreased and Index Performance is negative.

Strategy MVA Factor = A + B where:

A = Strategy Interest MVA Factor, and

B = Strategy Index MVA Factor

Combining Strategy Interest MVA Example #11 and Strategy Index MVA Example #14:

Strategy MVA Factor = (+0.7366%) + (3.7222%) = +4.4587% [difference due to rounding]

Assuming a full surrender, the Strategy MVA is calculated as follows:

Strategy MVA = A x greater of 0 and (B – (C x (D / E))) where:

A = Strategy MVA Factor

B = Strategy Base Withdrawal

C = Free Annual Withdrawal Amount as of the date of the Request

D = Strategy Base as of the date of Request, prior to the Request

E = Contract Base as of the date of the Request, prior to the Request

Strategy MVA     = 4.4587% x greater of 0 and ($100,000 - $10,000 x $100,000 / $100,000)

= 4.4587% x greater of 0 and ($90,000)

= 4.4587% x $90,000

= $4,012.86

In this example, we have assumed the Contract is allocated to a single Strategy. To the extent that the Contract is allocated to additional Strategies, the calculation would be repeated for each Strategy and the MVA would be equal to the sum of the Strategy MVAs.

This example, the Strategy Interest MVA is positive because interest rates have generally decreased at the time of distribution relative to the Interest MVA Term Start Date.

The Strategy Index MVA is positive because the Strategy Value includes the actual Index Performance at the time of distribution relative to the Strategy Term Start Date. The approximation of the market (or fair) value of the Strategy Option Value is greater than the Index Performance.

Strategy MVA adjustment impact on the amount withdrawn

Assuming a withdrawal of $100,000, the withdrawal amount is increased by the $4,012.86 positive MVA amount. This results in a net amount of $104,012.86. If Withdrawal Charges apply, assuming at the highest rate of 7%, the withdrawal amount will be reduced by $6,300 (($100,000 - $10,000) x 7%) resulting in a net amount of $97,712.86. The percentage change in Contract Value as a result of the MVA ($4,012.86) of 4.01% ($4,012.86 / $100,000).

The following is additional information for the Strategy Interest MVA Factor and Strategy Index MVA Factor:

Overview: Strategy Interest MVA Factor applied to hypothetical fixed income instruments

The company invests in fixed income assets to support the Strategy Value. Upon withdrawal from or surrender of the Contract, the Company must sell a portion of these assets, which may have changed in value since originally purchased. The Strategy Interest MVA Factor approximates the change in value of the fixed income assets sold to fund the distribution from the Contract that is subject to a Strategy MVA. The change in value is related to the change in interest rates, and the time remaining in the Interest MVA Term. Generally speaking:

●	As interest rates increase the Strategy Interest MVA Factor will reduce the net amount received on a partial withdrawal or surrender; and

●	As interest rates decrease the Strategy Interest MVA Factor will increase the net amount received on a partial withdrawal or surrender.

The Interest MVA Term aligns to the Interest MVA Term Start Date and Interest MVA Term End Date defined in the Contract. Upon re-entry into a subsequent Interest MVA Term, the Company will provide the contract holder with updated Strategy Interest MVA Factor rates applicable to the new Interest MVA Term.

Overview: Strategy Index MVA Factor applied to hypothetical derivative instruments

The company supports the Contract guarantees related to the Index Performance through the purchase or sale of derivative instruments. Derivatives are purchased on the Selected Index to align with the Strategy Term, Cap, and Floor or Buffer specific to each Strategy. For distributions taken during the Strategy Term, the Strategy Index MVA Factor approximates the market (or fair) value change in the portion of derivative instruments that must be sold to fund the distribution relative to the Strategy Credit Rate, including the recapture of the unvested portion of the Strategy Option Value calculated at the beginning of the Strategy Term. The recapture of the unvested portion of the Strategy Option Value represents lost fixed investment income to the company that would have been realized if the Strategy Value being withdrawn had been held to the Strategy Term End Date. The vesting period is equal to the length of the Strategy Term. The portion of the Strategy Option Value calculated at the beginning of the Strategy Term that remains unvested is equal to the number of days remaining in the Strategy Term, as of the date the Strategy Index MVA Factor is calculated, divided by the length (in days) of the Strategy Term. The following table summarizes the derivatives used in the MVA formula by investment option:

Downside Protection	Derivative Strategy
0.00% Floor	Buy ATM Call; Sell OTM Call Strategy Option Value = ATM Call – OTM Call
-2.50% Floor -5.00% Floor -7.50% Floor -10.00% Floor	Sell ATM Put; Buy OTM Put; Buy ATM Call; Sell OTM Call Strategy Option Value = ATM Call – OTM Call + OTM Put – ATM Put
-10.00% Buffer	Sell OTM Put; Buy ATM Call; Sell OTM Call Strategy Option Value = ATM Call – OTM Call – OTM Put

At-the-Money (ATM) Call–A derivative option that pays the owner the positive Index Performance above the strike price. The ATM strike price will be equal to the Index Value on the start of the Strategy Term.

Out-of-the-Money (OTM) Call– A derivative option that pays the owner positive Index Performance above the strike price. The OTM strike price will be equal to the Index Value on the start of the Strategy Term multiplied by (1 + Cap).

At-the-Money (ATM) Put– A derivative option that pays the owner the negative Index Performance below the strike price.

The ATM strike price will be equal to the Index Value on the start of the Strategy Term.

Out-of-the-Money (OTM) Put–A derivative option that pays the owner the negative Index Performance below the strike price. The OTM strike price will be equal to the Index Value on the start of the Strategy Term multiplied by (1 + Floor) or (1 + Buffer).

The Index Performance from the Strategy Term Start Date to the date of Request for partial withdrawal or surrender will be reflected in the Strategy Index MVA Factor formula. Generally speaking:

●	If the Index Performance is greater than zero, the Strategy Index MVA Factor will likely be less than zero.

o	This means that if you take a partial withdrawal, surrender your Contract, or die prior to the Strategy Term End Date, the Strategy Index MVA Factor will differ from the Index Performance.

●	If the Index Performance is less than zero, the Strategy Index MVA Factor will likely be greater than zero.

o	This means that if you take a partial withdrawal, surrender your Contract, or die prior to the Strategy Term End Date, the Strategy Index MVA Factor will differ from the Index Performance.

Application of the Strategy Interest MVA Factor applied to hypothetical fixed income investments

The market value of fixed income assets is based on the approximate change in net yield (or investment earnings less investment expenses) of the fixed income assets that have to be sold to fund the distribution, in excess of any Free Annual Withdrawal Amount. The Strategy Interest MVA Factor is based upon two Interest MVA Indices, the constant maturity treasury yield plus a credit spread:

●	Strategy Interest MVA Factor = [((1+A+B) ÷ (1+C+D))E ] – 1, where (1+A+B) represents the yield at the beginning of the MVA Term and (1+C+D) represents the yield at the time the interest MVA is calculated. The exponent “E” represents the time remaining in the Interest MVA Term.

●	As of the Interest MVA Term Start Date:

o	A represents the constant maturity treasury yield corresponding to the number of years (whole or partial) of the Interest MVA Term, as defined by Interest MVA Index 1.

o	B represents the credit spread, as defined by Interest MVA Index 2.

o	(1+A+B) represents the net yield.

●	As of the date of Request for partial withdrawal or surrender:

o	C represents the constant maturity treasury yield corresponding to the number of years (whole and partial) of the time remaining in the Interest MVA Term, as defined by Interest MVA Index 1.

o	D represents the credit spread, as defined by Interest MVA Index 2.

o	(1+C+D) represents the yield.

o	E represents the number of years (whole or partial) of the time remaining in the Interest MVA Term.

●	The Strategy Interest MVA Factor approximates the change in value of a hypothetical zero coupon bond purchased at par value on the Interest MVA Start Date and sold on the date of Request for partial withdrawal or surrender.

Application of the Strategy Index MVA Factor applies to hypothetical derivative instruments.

The Strategy Index MVA Factor approximates the change in market (or fair) value of the derivatives purchased to create the downside protection (e.g. Floor or Buffer) and upside potential (e.g. Cap) for each Strategy relative to the Strategy Credit Rate, less the unvested portion of the Strategy Option Value on the Strategy Term Start Date:

●	Strategy Index MVA Factor = A – B – (C x (D ÷ E)) where:

o	A = Strategy Option Value as of the date of Request;

o	B = Strategy Credit Rate as of the date of Request;

o	C = Strategy Option Value calculated on the Strategy Term Start Date;

o	D = The number of years (whole and partial) from the date of Request to the Strategy Term End Date, and

o	E = Strategy Term.

Strategy Option Value are calculated using the Black-Scholes European option pricing formula. The following inputs are used to calculate Strategy Option Values:

●	Implied volatility of the Selected Index – The implied volatility varies with the time remaining until the Strategy

Term End Date and the relationship of the strike price of the option and the current Index Value as of the date of the Strategy Index MVA Factor calculation. The relationship between the strike price and the current price of the Selected Index is known as the moneyness of the option. Implied volatility inputs are provided by an independent third party for all available maturities. Linear interpolation is used to calculate implied volatility by strike price and maturity as needed.

●	Swap rate - rate applies to the time remaining until the Index Strategy End Date. Swap rate values are provided by an independent third party for all available maturities. Linear interpolation is used to calculate the exact time remaining as needed.

●	Dividend Yield of the Selected Index – the estimated annual dividend yield applicable to each Selected Index, which is obtained from an independent third party.

INDEPENDENT AUDITOR

The statutory-basis financial statements of Empower Annuity Insurance Company of America, as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report which expresses an unmodified opinion on the statutory-basis financial statements and an adverse opinion on the accounting principles generally accepted in the United States. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.

The business address for Deloitte & Touche LLP is 1601 Wewatta Street, Suite 400, Denver, Colorado 80202.

FINANCIAL STATEMENTS

The audited statutory balance sheets for Empower Annuity Insurance Company of America as of December 31, 2025 and 2024 and the related statutory statements of operations, changes in capital and surplus cash flows for each of the years in the three-year period ended December 31, 2025 as well as the report of the Independent Auditor of Empower Annuity Insurance Company of America is incorporated by reference to the Company’s Form N-VPFS, CIK No. 0002102244 filed with the SEC on April 8, 2026.

PART C - OTHER INFORMATION

Item 27. Exhibits

(a) Board of Directors Resolution - Not Applicable

(b) Custodial Agreements - Not Applicable

(c) Underwriting Contracts

(c) (1) Form of Underwriting Agreement (GWL&A and GWFS Equities, Inc.) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Form S-1 Registration Statement (File No. 333-219410), filed with the Commission on November 15, 2017.

(c) (2) Underwriting Agreement between Insurance Company and IDI is incorporated herein by reference to Post-Effective Amendment No. 16 to the Form N-4 Registration Statement (File No. 333-212090), filed with the Commission on May 10, 2021.

(d) Contracts (Including Riders and Endorsements)

(d) (1) Form of Contract is incorporated herein by reference to the Form S-1 Registration Statement (File No. 333-219410), filed with the Commission on July 21, 2017.

(e) Applications

(e) (1) Form of Application is incorporated herein by reference to the Form S-1 Registration Statement (File No. 333-219410), filed with the Commission on July 21, 2017.

(f) Insurance Company’s Certificate of Incorporation and By-Laws

(f) (1) Amended and Restated Articles of Incorporation of Great-West Life & Annuity Insurance Company are incorporated herein by reference to Registrant’s Form 10-K Filing for the year ended December 31, 2006 (File No. 333-01173), filed with the Commission on April 2, 2007.

(f) (2) Amended and Restated By-laws of Great-West Life & Annuity Insurance Company are incorporated herein by reference to Registrant’s Form 10-K Filing for the year ended December 31, 2006 (File No. 333-01173), filed with the Commission on April 2, 2007.

(g) Reinsurance Contracts - Not Applicable.

(h) Participation Agreements- Not Applicable.

(i) Administrative Contracts - Not Applicable.

(j) Other Material Contracts - Not Applicable.

(k) Legal Opinion

(k) (1) Opinion and Consent of Brandon J. Cage, Esq.

- Filed herein.

(l) Other Opinions

(l) (1) Consent of Deloitte & Touche LLP

- Filed herein.

(m) Omitted Financial Statements - Not Applicable.

(n) Initial Capital Agreements - Not Applicable.

(o) Form of Initial Summary Prospectuses – Not Applicable.

(p) Powers of Attorney

(p) (1) Powers of Attorney

- Filed herein.

(q) Letter regarding Change in Certifying Accountant- Not Applicable.

(r) Historical Current Limits on Index Gains

(r) (1) Historical Current Limits on Index Gains – Great-West Capital Choice

- Filed herein.

(r) (2) Historical Current Limits on Index Gains – Great-West Capital Choice Select

- Filed herein.

Item 28. Directors and Officers of the Insurance Company

Name	Principal Business Address	Positions and Offices with Insurance Company
Orr, Robert Jeffrey	(3)	Chair of the Board and Director
Bienfait, Robin A.	(3)	Director
Coutu, Marcel R.	(4)	Director
Desmarais, Andre R.	(3)	Director
Desmarais III, Paul G.	(3)	Director
Desmarais, Philippe	(3)	Director
Doer, Gary A.	(1)	Director
Fleming, Gregory J.	(2)	Director
Généreux, Claude	(4)	Director
Harney, David	(1)	Director
Lawrence, Jason P.	(2)	Director
Louvel, Alain	(2)	Director
Madoff, Paula	(2)	Director
Murphy, Edmund F.	(2)	President, Chief Executive Officer, and Director
O’Sullivan, James P.	(2)	Director
Reynolds, Robert L.	(2)	Director
Ryan, T. Timothy, Jr.	(5)	Director
Selitto, Jerome J.	(2)	Director
Shah, Dhvani	(2)	Director
Walsh, Brian E.	(6)	Director
Abdul-Jaleel, Ahmed	(2)	Chief Compliance Officer, Registered Separate Accounts
Bartosik, Jane	(2)	Senior Vice President, Workplace and Advice
Bell, Mark	(2)	Head of Personal Wealth Technology
Bevacqua, John F.	(2)	Executive Vice President & Chief Risk Officer
Birk, Craig	(2)	Chief Investment Officer, Empower Personal Wealth
Blacker, Bonnie T.	(2)	Head of Global Conference Planning & Travel
Boschen, Jeffrey	(2)	Senior Vice President, Client Services
Breton, Hugo	(2)	Senior Vice President, Transformation & Plan Services
Brown, Jack E.	(2)	Executive Vice President, US Chief Investment Officer & Lead Portfolio Manager
Burton, William	(2)	Senior Vice President, Information Technology Application Engineering
Craig, Casey	(2)	Executive Vice President, Empower Large Mega NFP Markets
Dugan, Christine	(2)	Chief Actuary
Eby, Amy	(2)	Appointed Actuary
Fedora, Jennifer	(2)	Senior Vice President, Participant Services
Ferguson, Kelley	(2)	Senior Vice President, Total Rewards & Human Resources Operations
Franklin, Simon	(2)	Senior Vice President, Head of Relationship Management, LMN
Gray, David	(2)	Executive Vice President, Enterprise Solutions
Hobby, Roger	(2)	Executive Vice President, Personal Wealth Distribution & Advisory
Hooker, Mel	(2)	Senior Vice President, Empower Experience
Jeffries, William	(2)	Senior Vice President, Operations
Klaff, Jon	(2)	Head of Personal Wealth Marketing
Kline, Carol	(2)	Executive Vice President and Chief Information Officer
Krieder, Jonathan	(2)	Executive Vice President and Head of Empower Investments
Lemire, Kevin	(2)	Head of General Services
Linton, Richard H., Jr.	(2)	President and Chief Operating Officer
Logsdon, Ryan	(2)	Vice President, Deputy General Counsel & Corporate Secretary
McLeod, David G.	(2)	Executive Vice President & Chief Business Development Officer
Miller, Laura	(2)	Senior Vice President, General Counsel, Workplace Solutions & Personal Wealth
Moritz, Christine	(2)	Executive Vice President & Chief Financial Officer
Munro, Ken	(2)	Senior Vice President, National Sales, Core Markets
Noble, Kelly	(3)	Executive Vice President, General Counsel & Chief Legal Officer

O’Leary, Stephanie	(2)	Corporate Treasurer
Peterson, Douglas	(2)	Chief Information Security Officer
Roe, Kara S.	(2)	Senior Vice President & Corporate Controller
Sanchez, Suzanne M.	(2)	Executive Vice President & Chief Human Resources Officer
Smolen, Joseph M.	(2)	Executive Vice President, Core & Institutional Markets
Soderquist, Darlene	(2)	Vice President, Relationship Management Core
Stillman, Steven	(2)	Senior Vice President, Empower Personal Wealth Operations
Tamblyn, Ray	(2)	Head of Product Wealth Management
Waddell, Carol E.	(2)	President, Empower Personal Wealth
Waldron, KC	(2)	Chief Compliance Officer

(1)	100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5

(2)	8515 East Orchard Road, Greenwood Village, Colorado 80111

(3)	Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3

(4)	BrookField Asset Management Inc., 335 8th Avenue SW, Suite 1700, Calgary, AB T2P 1C9

(5)	JP Morgan Chase, 270 Park Avenue, Floor 47, New York, NY 10017

(6)	Saguenay Capital, LLC, The Centre at Purchase, Two Manhattanville Road, Suite 403, Purchase, NY 10577

Item 29. Persons Controlled by or Under Common Control with the Insurance Company

Empower Annuity Insurance Company of America is a stock life insurance company incorporated under the laws of the State of Colorado (“Insurance Company”). The Insurance Company is an indirect subsidiary of Power Corporation of Canada.

An organizational chart for Power Corporations of Canada is incorporated herein.

Item 30. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Provisions exist under the Colorado Business Corporation Act and the Bylaws of Empower (formerly Great-West) whereby Empower may indemnify a director, officer or controlling person of Empower against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 — INDEMNIFICATION

Section 7-109-101. Definitions. As used in this article:

(1)	“Corporation” includes any domestic or foreign entity that is a predecessor of a corporation by reason of a merger or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2)	“Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation’s request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or to hold any similar position with, another domestic or foreign entity or of an employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation’s request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a deceased director.

(3)	“Expenses” includes counsel fees.

(4)	“Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5)	“Official capacity” means, when used with respect to a director, the office of director in a corporation and, when used with respect to a person other than a director as contemplated in section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6)	“Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7)	“Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to indemnify directors.

(1)	Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to a proceeding because the person is or was a director against liability incurred in the proceeding if:

(a)	The person’s conduct was in good faith; and

(b)	The person reasonably believed:

(I)	In the case of conduct in an official capacity with the corporation, that such conduct was in the corporation’s best interests; and

(II)	In all other cases, that such conduct was at least not opposed to the corporation’s best interests; and

(c)	In the case of any criminal proceeding, the person had no reasonable cause to believe the person’s conduct was unlawful.

(2)	A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirement of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of paragraph (a) of subsection (1) of this section.

(3)	The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4)	A corporation may not indemnify a director under this section:

(a)	In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b)	In connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

(5)	Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103. Mandatory Indemnification of Directors.

Unless limited by its articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by the person in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1)	A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:

(a)	The director furnishes to the corporation a written affirmation of the director’s good-faith belief that the director has met the standard of conduct described in section 7-109-102;

(b)	The director furnishes to the corporation a written undertaking, executed personally or on the director’s behalf, to repay the advance if it is ultimately determined that the director did not meet the standard of conduct; and

(c)	A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

(2)	The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3)	Determinations and authorizations of payments under this section shall be made in the manner specified in section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.

(1)	Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

(a)	If it determines that the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification.

(b)	If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109- 102(1) or was adjudged liable in the circumstances described in section 7-109-102(4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described in section 7-109- 102(4) is limited to reasonable expenses occurred in connection with the proceeding and reasonable expenses incurred to obtain court ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1)	A corporation may not indemnify a director under section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in section 7-109-102. A corporation shall not advance expenses to a director under section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by section 7-109-104(1)(a) and (1)(b) are received and the determination required by section 7-109-104(1)(c) has been made.

(2)	The determinations required by subsection (1) of this section shall be made:

(a)	By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

(b)	If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3)	If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and a committee cannot be established under paragraph (b) of subsection (2) of this section, or, even if a quorum is obtained or a committee is designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a)	By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b)	By the shareholders.

(4)	Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.

(1)	Unless otherwise provided in the articles of incorporation:

(a)	An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b)	A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director; and

(c)	A corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108. Insurance.

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of another domestic or foreign entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify the person against the same liability under section 7-109-102, 7-109-103, or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the law of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109. Limitation of Indemnification of Directors.

(1)	A provision treating a corporation’s indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except an insurance policy, or otherwise, is valid only to the extent the provision is not inconsistent with sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification and advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2)	Sections 7-109-101 to 7-109-108 do not limit a corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Bylaws of Empower

Article IV. Indemnification

SECTION 1. In this Article, the following terms shall have the following meanings:

(a)	“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c)	“party” includes a person who was, is or is threatened to be made a named defendant or respondent in a proceeding;

(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a)	the person conducted himself or herself in good faith; and

(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and

(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)	the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:

(i)	the person conducted himself or herself in good faith; and

(ii)	the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(iv)	if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 31. Principal Underwriters

(a)  Investment Distributors, Inc. (“IDI”) is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account, Protective Variable Life Separate Account, PLICO Variable Annuity Account S, Protective COLI VUL, Protective COLI PPVUL, Variable Annuity Separate Account A of Protective Life, Protective NY Variable Life Separate Account, PLAIC Variable Annuity Account S, and Protective NY COLI VUL. The principal underwriter, IDI, is also currently distributing units of interest in the following separate accounts: Variable Annuity-1 Series Account, Variable Annuity-1 Series Account of Great West Life & Annuity Insurance Company of New York, Variable Annuity-2 Series Account, Variable Annuity-2 Series Account [New York], Variable Annuity-3 Series Account, COLI VUL-2 Series Account, COLI VUL-2 Series Account of Great West Life & Annuity Insurance Company of New York, COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company, Maxim Series Account of Great West Life & Annuity Insurance Company, Prestige Variable Life Account, Pinnacle Series Account of Great West Life & Annuity Insurance Company, Trillium Variable Annuity Account.

(b)  The following information is furnished with respect to the officers and directors of IDI:

Name and Principal Business Address*	Position and Offices with Underwriter
Baggett, Alan	Assistant Financial Officer
Barkson, Carl	Vice President, Head of Corporate Tax
Carlson, Martha H.	Designated Responsible Licensed Producer

Coffman, Benjamin P.	Chief Financial Officer

Collazo, Kimberly B.	Assistant Secretary
Creutzmann, Scott E.	Director
Lane, Jamie L.	Director
Leopard, Mona	Assistant Secretary
McCreless, Kevin L.	Chief Compliance Officer
Morsch, Letitia A.	Assistant Secretary, and Director
Peevy, Melinda	Secretary
Tennent, Rayburn	Assistant Financial Officer
Wagner, James	President, and Director

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 31A. Information about Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment

Name of the Contract	Number of Contracts Outstanding	Total value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
Great-West Capital Choice™	245	$41,988,204	0	0	$22,676,413	NO
Great-West Capital Choice™ Select	92	$29,400,496	0	0	$10,821,812	NO

Item 32. Location of Accounts and Records

Not Applicable.

Item 33. Management Services

All management contracts are discussed in the Prospectus or Statement of Additional Information.

Item 34. Fee Representation and Undertakings

The Insurance Company hereby undertakes:

1.	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

2.	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Insurance Company of this Registration Statement certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Birmingham, State of Alabama, on April 21, 2026.

EMPOWER ANNUITY INSURANCE COMPANY OF AMERICA

By: *
Edmund F. Murphy, President
Empower Annuity Insurance Company of America

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chairman of the Board and Director	*
R. Jeffrey Orr

*	President, Chief Executive Officer, and Director	*
Edmund F. Murphy	(Principal Executive Officer)

*	Senior Vice President and Chief Financial Officer	*
Christine Moritz	(Principal Accounting and Financial Officer)

*	Director	*
Robin Bienfait

*	Director	*
Marcel Coutu

*	Director	*
Andre Desmarais

*	Director	*
Paul Desmarais, III

*	Director	*
Philippe Desmarais

*	Director	*
Gary Doer

*	Director	*
Gregory Fleming

*	Director	*
Claude Genereux

*	Director	*
David Harney

*	Director	*
Jason P. Lawrence

*	Director	*
Alain Louvel

*	Director	*
Paula Madoff

*	Director	*
James P. O’Sullivan

*	Director	*
Robert Reynolds

*	Director	*
T. Timothy Ryan

*	Director	*
Jerome Selitto

*	Director	*
Dhvani Shah

*	Director	*
Brian Walsh

*BY:	/s/ BRANDON J. CAGE	April 21, 2026
Brandon J. Cage
Attorney-in-Fact

EXHIBIT INDEX

(k) (1) Opinion and Consent of Brandon J. Cage, Esq.

(l) (1) Consent of Deloitte & Touche LLP

(p) (1) Powers of Attorney

(r) (1) Historical Current Limits on Index Gains – Great-West Capital Choice

(r) (2) Historical Current Limits on Index Gains – Great-West Capital Choice Select

Item (29) Organizational Chart of Power Corporation of Canada